SCHEDULE 14C
(Rule 14c-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

[x]	Preliminary Information Statement	[ ] Confidential, for use of the Commission only
[ ]	Definitive Information Statement

KENT FINANCIAL SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Price per unit or other underlying value of transaction pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

KENT FINANCIAL SERVICES, INC.
7501 Tillman Hill Road, Colleyville, Texas 76034

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The board of directors of Kent Financial Services, Inc., a Nevada corporation (the “Company”), is furnishing this Information Statement to all holders of record of the issued and outstanding shares of the Company’s common stock, par value $0.10 per share, as of the close of business on January __, 2013 (the “Approval Record Date”), in connection with a “going private” transaction that will result in the termination of the registration of our common stock under the federal securities laws and the public trading of our common stock.  The transaction is a reverse split of our common stock whereby each 1,771,175 shares of our common stock will be converted into two shares of our common stock. The reverse stock split will be accomplished pursuant to an amendment to our Articles of Incorporation (the “Amendment”), a copy of which is attached as Appendix A. Holders of less than one whole share after completion of the reverse stock split will receive cash in lieu of fractional interests in an amount equal to $1.75 for each pre-split share that becomes a fractional interest. As a result, shareholders owning fewer than 1,771,175 shares of our common stock prior to the reverse stock split at the close of business on the day of the effective time of the reverse stock split will no longer be shareholders of the Company. Our only shareholder owning 1,771,175 or more shares of our common stock on a pre-split basis at the effective time of the reverse stock split, HBJ Revocable Trust, will not be entitled to receive cash in lieu of shares of our common stock resulting from the reverse stock split. As a result of the reverse stock split, HBJ Revocable Trust will become our sole shareholder.  The trustees of HBJ Revocable Trust are Bryan P. Healey, who is the Chairman and Chief Executive Officer of our Company, and Jennifer S. Healey, his spouse.

The $1.75 per share price to be paid for fractional shares represents the fair value for a share of our common stock as determined by a special committee (the “Special Committee”) of our board of directors. The board of directors established the Special Committee, consisting of Casey K. Tjang and Diarmuid F. Boran, the independent members of the board of directors, to evaluate and review the going-private transaction. The Special Committee based its determination of fair value upon, among other things, the valuation report and fairness opinion of Seidman & Co., Inc., its financial advisor.

We are not asking you for a proxy and you are requested not to send us a proxy.  HBJ Revocable Trust holds shares representing approximately 65.83% of the votes entitled to be cast at a meeting of the Company’s shareholders.  HBJ Revocable Trust previously consented in writing to the proposed reverse stock split and going-private transaction. The elimination of the need for a special meeting of the shareholders to approve the reverse stock split is authorized by Section 78.320 of the Nevada Revised Statutes. That Section provides that the written consent of the holder of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take action at a meeting at which all shares entitled to vote on the matter were present and voted, may be substituted for the special meeting.

The Company is undertaking the reverse stock split to reduce its number of shareholders of record to fewer than 300 and subsequently terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after which the Company will no longer be subject to the public reporting and other obligations under federal securities laws, thereby “going private.” As soon as practicable after the filing of the Amendment, the Company will terminate (i) its periodic reporting obligations under Sections 13 and 15 (d) of the Exchange Act; and (ii) the registration of its common stock under Section 12(g) of the Exchange Act.  This will eliminate the significant expense required to comply with the reporting and other requirements under these laws.  Also, as a result of HBJ Revocable Trust becoming our sole shareholder, our outstanding shares will no longer be quoted on the OTCQB.

The Company will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement. The Company’s regularly employed management staff has participated in the organization, direction and preparation of this Information Statement and the related Schedule 13E-3 for use in consummating the reverse stock split and going private transaction.  The Company anticipates that the Information Statement will be sent or given on or about January ___, 2013 to the record holders of common stock as of the close of business on the Approval Record Date.  The Amendment will be filed with the Nevada Department of State and become effective no earlier than the 20th day after this Information Statement is first sent or given to those holders of common stock.

Under Nevada law, shareholders are entitled to dissenters’ rights of appraisal for this type of going-private transaction. This Information Statement contains details on the transactions, including important information concerning the reverse stock split and the de-registration of our common stock, as well the dissenters’ rights of appraisal. We urge you to read it very carefully.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTION, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTION OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND A CRIMINAL OFFENSE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS DOCUMENT OR THE RELATED SCHEDULE 13E-3, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains certain statements of a non-historical nature constituting “forward-looking statements”. Such forward-looking statements may be identified by the use of terminology such as “may”, “will”, “expect”, “anticipate”, “estimate”, “should”, “or “continue” or the negative thereof or other variations thereof or comparable terminology. Those statements may include statements regarding the intent , belief or current expectations of the Company or its officers with respect to: (i) the Company’s plans and ability to complete the reverse stock split and subsequent deregistration of its common stock, (ii) the expenses associated with the reverse stock split and the subsequent deregistration, (iii) the number of shareholders following the reverse stock split, and (iv) the Company’s financial condition, operating results and capital resources following the reverse stock split. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those results currently anticipated or projected. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of the assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or nonoccurrence of future events. There can be no assurance that the forward-looking statements contained in this document will prove to be accurate. We undertake no obligation to release publicly the result of any revisions to these forward-looking statements, except as required by law. The “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, however, do not apply to going-private transactions.

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TABLE OF CONTENTS
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	2
QUESTIONS AND ANSWERS ABOUT THE TRANSACTION	5
SUMMARY TERM SHEET	7
SPECIAL FACTORS	10
Background of the Transaction	10
Purpose and Reasons for the Reverse Stock Split	13
Fairness of the Reverse Stock Split	14
Alternatives to the Reverse Stock Split	16
Effects of the Reverse Stock Split	16
Reports, Opinions or Appraisals	18
Appraisal of Real Property	22
Board of Directors and Shareholder Approval	24
Dissenters’ Rights	24
Access Rights	26
Source and Amount of Funds	26
BACKGROUND	27
The Filing Persons	27
Structure of the Transaction	27
The Company’s Securities	28
Security Ownership of Certain Beneficial Owners and Management	28
Related Party Transactions	29
Management	30
Certain Legal Matters	31
Reservation of Right to Abandon the Reverse Stock Split	31
FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT	31
FINANCIAL INFORMATION	32
Historical Financial Information and Management’s Discussion and Analysis of Financial Condition and Results of Operations	32
Pro Forma Consolidated Financial Statements (Unaudited)	32
Pro Forma Consolidated Balance Sheet (Unaudited)	33
Pro Forma Consolidated Nine Months Statement of Operations (Unaudited)	34
Pro Forma Consolidated Year End Statement of Operations (Unaudited)	35
Ratio of Earnings to Fixed Charges	35
Book Value Per Share	36
Income Per Share from Continuing Operations	36
Changes and Disagreements with Accountants on Accounting and Financial Disclosure	36
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	36
WHERE YOU CAN FIND ADDITIONAL INFORMATION	37

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QUESTIONS AND ANSWERS ABOUT THE TRANSACTION

The following questions and answers are intended to address briefly some questions you may have regarding the reverse stock split transaction.  These questions and answers may not address all questions that may be important to you as a shareholder of the Company.  Please refer to “Special Factors” and the more detailed information contained elsewhere in this information statement and annexes, as well as the additional documents incorporated by reference in this information statement.

Q.           What is the proposed transaction?

A:           The proposed transaction is a “reverse stock split” whereby each 1,771,175 shares of our outstanding common stock will be converted to two shares of our new common stock, upon the filing of an amendment to our certificate of incorporation for the recapitalization.  HBJ Revocable Trust, which is the beneficial owner of 1,771,175 shares of common stock, or approximately 65.83% of our outstanding shares, will become the sole shareholder after completion of the transaction.  The shares of common stock of all other shareholders will be converted into cash.

Q:           What is the purpose of the proposed transaction?

A:           The purpose of the proposed transaction is for the Company to “go private” by reducing the number of shareholders of record of our common stock to one shareholder to permit us to terminate our public reporting with the SEC and other obligations under the Exchange Act.  The common stock will then cease to be quoted on the OTCQB.

Q:           What will I receive upon the Company “going private?”

A:            In lieu of receiving fractional shares of new common stock for your existing shares of common stock, you will receive $1.75 per share for each share of common stock you hold at the Effective Time of the “reverse stock split,” unless you properly exercised your appraisal rights for those shares.

Q:           How will the Effective Time of the reverse stock split be determined?

A:           The “Effective Time” of the reverse stock split will be the effective date specified in a Certificate of Amendment to the Company’s Articles of Incorporation that it will file with the Nevada Secretary of State.

Q:           How was the per share price determined?

A:           Our board of directors authorized a Special Committee, consisting of Casey K. Tjang and Diarmuid F. Boran, independent directors, to review a proposal by our management for a going private transaction.  The Special Committee, after being advised by its own counsel, received a valuation and a fairness opinion from its financial advisor, Seidman & Co., Inc., as to the proposed price per share.  The Special Committee thereafter recommended that the board of directors authorize the transaction.

Q:           Am I being asked to vote on the proposed transaction?

A:           NO.  In accordance with Nevada law, the proposed transaction was approved by the written consent of HBJ Revocable Trust, a shareholder holding not less than a majority of shares, which would have been necessary to authorize the amendment of the certificate of incorporation had there been a shareholders meeting.  Before implementing the action authorized in the written consent, we are required to give notice of the action to all other holders.  This information statement constitutes the statutory notice to the non-consenting holders.

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Q:           What will happen to the shares of common stock I currently own after completion of the “reverse stock split?”

A:           After completion of the “reverse stock split,” your shares of common stock will be cancelled and will represent only the right to receive $1.75 per share in cash in lieu of a fractional share, without interest and less any applicable withholding tax, unless you properly seek appraisal rights.  After the transaction you will no longer have any equity in the Company.

Q:           When is the “reverse stock split” expected to be completed?

A:           We expect to complete the transaction no earlier than 20 days after this information statement is sent or given to our shareholders.  We anticipate the information statement will be sent or given to shareholders on or before January ___, 2013.

Q:           Should I send in my certificates representing shares of common stock now?

A:           NO.  Shortly after the “reverse stock split” is completed and you are then a holder of common stock, you will receive a letter of transmittal with instructions informing you how to send your share certificates to the paying agent to receive the cash consideration due to you.  You would use the letter of transmittal to exchange your shares of common stock for the cash consideration.

Q:           Am I entitled to appraisal rights?

A:           YES.  Under Nevada law, our shareholders are entitled to statutory appraisal rights for the “reverse stock split,” provided you properly comply with the procedures for exercising those rights.  These procedures are described in more detail under the section “Special Factors – Dissenters’ Rights” beginning on page 24 of this information statement, and a copy of the Nevada appraisal rights statute is attached hereto as Appendix B.

Q:           Will the transaction be taxable to me?

A:           Generally, yes.  Generally, for U.S. federal income tax purposes our shareholders (other than HBJ Revocable Trust) will recognize a taxable gain or loss as a result of the “reverse stock split” measured by the difference between the $1.75 per share cash consideration and your adjusted basis in that share.  The gain or loss will be a long-term capital gain or loss if you held your shares for more than one year at the effective time of the transaction.  See “Federal Income Tax Consequences of the Reverse Stock Split” beginning on page 31 of this information statement.

Q:           What happens if the “reverse stock split” is not completed?

A:           If the transaction is not completed for any reason, you will remain a shareholder of the Company and will not receive any payment for your shares, we will remain an SEC registered public reporting company, and shares of our common stock will continue to be listed for quotation on the OTCQB.  We cannot predict what actions the board of directors may thereafter undertake in an attempt to reduce the management time and the cost in continuing as a public company.

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Q:           What happens if I sell my shares of common stock before the effective time of the “reverse stock split?”

A:           If you sell or otherwise transfer your shares of common stock before the Effective Time of the transaction, you will lose your right to receive the cash consideration for those shares.  The right to receive the cash consideration when the transaction becomes effective will pass on to the person who at the Effective Time owns the shares of common stock that you previously owned.

Q:           Where can I find more information about the Company?

A:           We filed certain information with the SEC.  You may read and copy this information at the SEC’s public reference facilities.  This information is also available on the SEC’s website at www.sec.gov and on our website at www.kentfs.com. Information on our website is not part of, nor incorporated by reference into, this information statement.  You can also request copies of these documents from us.  See the section “Where You Can Find More Information” beginning at page 37 of this information statement.

SUMMARY TERM SHEET

This summary term sheet highlights selected information from this Information Statement.  However, this summary term sheet may not contain all of the information that is important to you. For a more complete description of the reverse stock split, you should carefully read the entire Information Statement and all of its appendices. For your convenience, we have directed your attention to the location in this Information Statement where you can find a more complete discussion of each item listed below.

As used in this Information Statement the “Company,” “we,” “our” and “us” refer to Kent Financial Services, Inc.

The reverse stock split is considered a “going private” transaction, as defined in Rule 13e-3 under the Exchange Act, because it is intended to, and, if completed, it will enable us to terminate the registration of our common stock under Section 12(g) of the Exchange Act and terminate our duty to file periodic reports under Section 13 of the Exchange Act with the Securities and Exchange Commission (“SEC”).  We have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 for the reverse stock split.

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Reverse Stock Split: We will effect a share combination or “reverse stock split” of our common stock whereby each 1,771,175 outstanding shares of our common stock will be converted into two whole shares, and in lieu of our issuing fractional shares to shareholders owning less than one whole share of common stock after effectiveness of the share combination, we will pay cash equal to $1.75 multiplied by the number of pre-split shares held by a shareholder who owns fewer than 1,771,175 shares immediately before the split. Shareholders with fewer than 1,771,175 shares immediately before the reverse stock split will have no further equity interest in the Company and will become entitled only to a cash payment equal to $1.75 times the number of pre-split shares.  As a result, our main shareholder, HBJ Revocable Trust, will not receive cash but will become our sole shareholder, and all other shareholders will receive cash. See “Background — Structure of the Transaction” starting on page 27.

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Approval of Shareholders: Consummation of the reverse stock split requires the affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of the Company’s common stock as of the Approval Record Date. HBJ Revocable Trust, which holds approximately 65.83%, of the issued and outstanding shares of the Company, approved the reverse stock split by written consent. See “Special Factors — Board of Directors and Shareholder Approval” starting on page 24.

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Timing: The Company intends to effect the reverse stock split as soon as practicable after all filing requirements have been satisfied. The Company intends to consummate the reverse stock split no earlier than the 20th day after the date on which the Information Statement is sent or given to our shareholders. The Effective Time of the reverse stock split will be the effective date specified in a Certificate of Amendment to the Company’s Articles of Incorporation that it will file with the Nevada Secretary of State.

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Purpose of Transaction: The primary purpose of the reverse stock split is to reduce the number of our shareholders of record to less than 300, thereby allowing us to “go private.” We would do so by promptly filing a Certificate of Termination of Registration (SEC Form 15) with the SEC under Section 12(g) of the Exchange Act as soon as possible after consummation of the reverse stock split so that we would no longer be required to file annual, quarterly or current reports. See “Special Factors — Purpose and Reasons for the Reverse Stock Split” starting on page 13, and “Background — Structure of the Transaction” starting on page 27.

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Reasons for Transaction:  The Company’s management has tried for several years to merge with or acquire an operating business, and it was not possible to locate such a business willing to enter into a merger or acquisition at terms favorable to the shareholders of the Company.  Additionally, based on our relatively small size and limited financial resources, the Company does not believe that the costs and burdens of maintaining its status as a public company are justified given the high cost (in terms of both human capital and actual cash outlays) of remaining a public company, in the absence of interest from institutional investors and securities research analysts and our inability to access the capital markets.  In light of the above, management believes that it is in the best interest of shareholders to return funds to them.

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Approval of Special Committee: Our board of directors appointed the Special Committee, composed of our two independent directors Messrs. Casey K. Tjang and Diarmuid F. Boran, to evaluate, review and approve, if appropriate, a management proposal to take the Company private. The Special Committee retained the firm of Seidman & Co., Inc. an independent business appraisal firm, to render a valuation report to the Special Committee as to the fairness, from a financial point of view, of the price to be paid for fractional shares in a going private transaction involving a reverse stock split. After careful consideration, the Special Committee has determined that the reverse stock split would result in a fair price to the Company’s affiliated and unaffiliated shareholders.  See “Special Factors — Fairness of the Reverse Stock Split” starting on page 14 and “Special Factors — Reports, Opinions or Appraisals” starting on page 18.

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Fairness Determination by Board of Directors: The board of directors of the Company reasonably believes that the reverse stock split is substantively and procedurally fair to the unaffiliated shareholders of the Company. In making this determination, the board of directors considered many factors, including the analysis and conclusions set forth in a Presentation to the Special Committee, dated December 17, 2012, prepared by Seidman & Co., Inc. (the “Valuation Presentation”) that the price being offered for fractional shares is fair. See “Special Factors — Fairness of the Reverse Stock Split” starting on page 14.

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Fairness Determination of HBJ Revocable Trust: The trustees of the HBJ Revocable Trust have adopted the analysis and conclusions set forth in the Valuation Presentation of Seidman & Co., Inc., as well as the findings of our Special Committee and board of directors regarding the reverse stock split. The trustees believe that the reverse stock split is substantively and procedurally fair to the unaffiliated shareholders of the Company. See “Special Factors — Fairness of the Reverse Stock Split” starting on page 14.

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Dissenters’ Rights: Upon effectiveness of the reverse stock split, any shareholder who believes that the $1.75 per share price is unfairly low will have the right to object and have a court in Nevada determine the value of such shareholder’s shares and to be paid the appraised value determined by the court, which could be more or less than the $1.75 per share. A dissenters’ rights notice will be mailed to shareholders promptly after the Effective Time of the reverse stock split. See “Special Factors — Dissenters’ Rights” starting on page 24.

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Effect of Transaction: Following consummation of the reverse stock split, the sole remaining shareholder will be HBJ Revocable Trust.  As a result of the reverse stock split, we will be able to terminate the registration of our common stock under the Exchange Act.  HBJ Revocable Trust will become our sole owner and benefit from all economic benefits, but also bear all economic risks of the Company.  Our other shareholders will receive cash in lieu of the post-reverse split fractional shares and have no further equity interest in the Company.  The cash payment they receive is in excess of the trading value of our shares before the public disclosure of this transaction and the tangible book value per share.  However, in particular, the unaffiliated shareholders, because they will no longer be shareholders, will lose the rights and protections that the federal securities laws provide to security holders, including:

•	the loss of the substantive disclosure requirements that the federal securities laws, including the Sarbanes Oxley Act of 2002, require of public companies, and

•	the termination of the reporting obligations of officers, directors, and principal stockholders of public companies.

 See “Special Factors - Effects of the Reverse Stock Split” starting on page 16.

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Source and Amount of Funds: The total amount of funds necessary to make the cash payments to shareholders in connection with the reverse stock split and to pay the expenses of this transaction is estimated to be approximately $1,770,000. On or prior to the Effective Time of the reverse split, HBJ Revocable Trust will loan $400,000 to the Company.  The Company expects that the funds necessary to carry out the reverse stock split will come from our cash supplemented by the loan from HBJ Revocable Trust.  See “Special Factors - Effects of the Reverse Stock Split” starting on page 16.

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Certificates: Shareholders should not send stock certificates to the Company at this time. After the reverse stock split is effected, shareholders will be notified about forwarding certificates and receiving payment.

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Tax Consequences: A shareholder who receives a cash payment for a fractional share of our common stock as a result of the reverse stock split will recognize capital gain or loss for United States federal income tax purposes, equal to the difference between the cash received for the common stock and the aggregate adjusted tax basis in such stock. See “Federal Income Tax Consequences of the Reverse Stock Split” starting on page 31.

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Shareholder Rights: On December 20, 2012, the reverse stock split was approved through the written consent delivered by HBJ Revocable Trust, which holds a majority of the voting shares of the Company. No further shareholder action is required to approve the reverse stock split. Shareholders will have dissenters’ rights, or so-called appraisal rights, under Nevada law. See “Special Factors — Board of Directors and Shareholder Approval” starting on page 24 and “Special Factors - Dissenters’ Rights” starting on page 24.

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Payment and Exchange of Shares: As soon as practicable after the Effective Time, we will cause to be sent to each shareholder owning fewer than 1,771,175 pre-reverse stock split shares an instruction letter describing the procedure for surrendering stock certificates in exchange for the cash payment. Upon receipt of properly completed documentation and stock certificates (if applicable), each such shareholder will be entitled to receive the cash payment. See “Special Factors — Effects of the Reverse Stock Split” starting on page 16.

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Continuing Shareholder: The only shareholder owning 1,771,175 or more shares of our common stock on the Effective Time is HBJ Revocable Trust, which will be our sole shareholder after the reverse stock split becomes effective. HBJ Revocable Trust will not receive any cash payment for its shares. See “Special Factors — Effects of the Reverse Stock Split” starting on page 16.

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Shareholders with Shares Held in Street Name: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” for those shares, and this Information Statement is being forwarded to you by your broker or other nominee. Your broker or other nominee is considered for those shares the shareholder of record. Although the reverse stock split is designed to reduce the number of shareholders of record, we will treat shareholders holding common stock in street name in substantially the same manner as shareholders whose shares are registered in their names for purposes of the reverse stock split. However, banks, brokers or other nominees may have different procedures, and shareholders holding common stock in street name should contact their bank, broker or nominee regarding the treatment of their shares.

SPECIAL FACTORS

Background of the Transaction

The Company’s management has tried for several years to merge with or acquire an operating business, but was unable to locate such a business willing to enter into a merger on terms favorable to the shareholders of the Company.   In recent years, we have derived minimal benefits from being a reporting company. Our common stock has failed to attract institutional investors or market research attention which could have created a more active and liquid market for our common stock. Minimal trading volume and low market capitalization have reduced the liquidity benefits to our shareholders.

Our board of directors does not presently intend to raise capital through sales of securities in a public offering or to acquire other business entities using stock as consideration.  Also, our board has not succeeded in merging with or acquiring an operating business.  Accordingly, we are not likely to make use of the advantages (for raising capital, effecting acquisitions, being acquired or other purposes) that our status as a reporting company may offer. For a more detailed discussion of our failure to realize the benefits typically afforded by public company status, please see “Special Factors — Reasons for the Transaction” below.

We incur direct and indirect costs associated with compliance with the Exchange Act’s filing and reporting requirements and other obligations imposed on public companies. We also incur substantial indirect costs as a result of, among other things, the executive time expended to prepare and review our public filings. As we have only one executive, these indirect costs can be substantial.

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In light of these circumstances, beginning in September 2012, our board of directors had informal discussions regarding the possibility of returning Company funds to its shareholders as the best way to create value for shareholders and deregistering our common stock with the view that such deregistration would relieve us of the administrative burden, cost and competitive disadvantages associated with filing reports and otherwise complying with the requirements imposed under the Exchange Act. Upon considering the expense of compliance with the rules imposed by registration under the Exchange Act, compared to the benefit we obtained from being a publicly registered company, our board of directors began investigating the various alternative methods by which we could deregister.

On September 25, 2012, the board of directors held a meeting in which the matter was formally introduced.  Present were Casey K. Tjang, Diarmuid F. Boran, and Bryan P. Healey, being all of the directors and constituting a quorum.  Also present was Robert Brantl, Esq., legal counsel to the Company.  All meeting participants participated by telephone and all persons participating in the meeting were able to communicate with each other.  Mr. Healey acted as Chairman and Secretary of the Meeting.

The Chairman reported on the failed efforts undertaken over the years to merge with or acquire an operating business on terms acceptable to the Company and its shareholders.  He noted that the Company’s efforts to convert itself into a real estate business had not generated any investor interest, and the common stock was then trading at a greater than 40% discount to book value.  In light of that information, the board authorized the Chairman to evaluate alternative methods of going private in order to unlock shareholder value.

On October 10, 2012, the board of directors held a meeting in which discussion of the matter was renewed.  Present were Casey K. Tjang, Diarmuid F. Boran, and Bryan P. Healey, being all of the directors and constituting a quorum.  Also present was Robert Brantl, Esq., legal counsel to the Company.  All meeting participants participated by telephone and all persons participating in the meeting were able to communicate with each other.  Mr. Healey acted as Chairman and Secretary of the Meeting.

First, the board of directors discussed the preliminary findings by the Chairman regarding the nature of a going private transaction that would result in a return of funds to the minority shareholders.  At the request of the Chairman, the Company’s legal counsel provided the board of directors with a summary of the process relating to deregistration of our common stock and available alternatives to achieve deregistration. Our legal counsel provided a summary of the process of going private through a reverse stock split and described the alternative merger and tender-offer structures. He also described the SEC filing and reporting requirements and amount of time and expense generally associated with these types of transactions. After due discussion and deliberations, the board of directors declared that it wished to investigate further the going-private transaction by way of a reverse stock split.

Second, the board of directors then discussed the advisability of appointing the independent directors, Messrs. Casey K. Tjang and Diarmuid F. Boran, as a Special Committee for purposes of determining the fairness to the unaffiliated shareholders of the Company of a going private transaction in which $1.75 is returned to unaffiliated shareholders of the Company, retaining independent legal counsel to the Special Committee, and retaining such financial advisors as they deemed necessary to assist the Special Committee in considering the fairness of such a transaction to the Company’s unaffiliated shareholders. The board then appointed the Special Committee for such purposes.

 On October 12, 2012, the Special Committee interviewed via telephone Mr. Stuart Newman of Salon Marrow Dyckman Newman & Broudy LLP as its potential independent counsel.  Present at this interview were Mr. Boran and Mr. Tjang, as members of the Special Committee, and Mr. Newman.  After concluding that they should retain Mr. Newman, the Special Committee discussed the objectives and responsibilities of the Special Committee and factors to be considered by the Special Committee in connection with its evaluation of the proposed going-private transaction. The discussion included issues relating to the advantages and disadvantages of going private, the alternative methods of going private, and considerations relating to the fairness to both the shareholders cashed out in such a transaction and the shareholder who will continue to be a shareholder. Additionally, the Special Committee and Mr. Newman discussed the involvement of professional advisors in the transaction, including the retention of his firm and an appraisal firm or investment bank to deliver a fairness opinion.

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On October 19, 2012, the Special Committee held a telephonic meeting to review a proposal from Seidman & Co., Inc., an independent business valuation firm, concerning providing the Special Committee with a fairness opinion. Present at this meeting were Mr. Boran and Mr. Tjang, as members of the Special Committee, Mr. Newman and a representative of Seidman & Co., Inc.  At the meeting, the representative of Seidman & Co., Inc. detailed the firm’s professional experience and provided the Special Committee with, among other things, examples of similar transactions in which it had been involved as well as a summary of its process and timeline in preparing a fairness opinion. At the meeting, the Special Committee, in consultation with Mr. Newman, concluded that it was in the best interests of the Company and its unaffiliated shareholders to obtain a fairness opinion for the determination of the fairness to unaffiliated shareholders to be cashed out as part of any going-private transaction to be completed by the Company. At the conclusion of the meeting, the Special Committee engaged Seidman & Co., Inc. to report to the Special Committee on the fairness of the proposed transaction to the unaffiliated shareholders.

On December 18, 2012, Seidman & Co., Inc., delivered to the Special Committee a Valuation Presentation, which is attached as Appendix F, as well as a fairness opinion based upon its Valuation Presentation, which fairness opinion is attached as Appendix G. At a telephonic meeting on that date, the Special Committee determined that the going private transaction with consideration of $1.75 per share is fair to the unaffiliated shareholders of the Corporation.

On December 20, 2012, the board of directors and the Special Committee held a meeting at which Casey K. Tjang, Diarmuid F. Boran and Bryan P. Healey were present, being all of the directors and constituting a quorum.  The members of the board of directors serving as members of the Special Committee were Messrs. Casey K. Tjang and Diarmuid F. Boran.  Also present was Mr. Brantl, counsel to the Company.  All meeting participants participated by telephone and all persons participating in the meeting were able to communicate with each other.  Mr. Healey acted as Chairman and Secretary of the Meeting.  The Special Committee recommended to the Board the going private transaction with the consideration for cashing out outstanding common shares of $1.75 per share.  The board then accepted the recommendation of the Special Committee and approved the reverse stock split as fair and in the best interests of the Company and our unaffiliated shareholders. The board of directors then approved the going-private transaction to be structured as a 1,771,175:2 reverse stock split. The 1,771,175:2 exchange ratio was chosen because it would, based on currently available information, eliminate all shareholders other than HBJ Revocable Trust and would permit the Company to deregister its shares even should there be an unexpected change in the number of record shareholders of the Company after the public announcement of the reverse stock split. The board of directors instructed the Company’s executive officer and its legal counsel to finalize and file with the SEC appropriate legal documentation and all necessary shareholder disclosure documents, with the Valuation Presentation and fairness opinion to be attached to such filings as may be required, and to take such further action as may be necessary in order to consummate the reverse stock split.

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On December 20, 2012, the trustees of the HBJ Revocable Trust, being fully apprised of the above described discussions, evaluations, information and determinations, executed a written consent approving the reverse stock split and the filing of an amendment to the Company’s Certificate of Incorporation to such effect.

Purpose and Reasons for the Reverse Stock Split

The purpose of the reverse stock split is to return Company funds to our shareholders, both affiliated and unaffiliated, and reduce the number of record holders of our common stock to one so that we will be eligible to terminate the public registration of our common stock under the Exchange Act. Provided that the reverse stock split has the intended effect, we will file to deregister our common stock under the Exchange Act.   The Company anticipates that the registration of its common stock will terminate approximately 30 days after the Effective Time.

We decided to engage in the going private transaction at this particular time for the following reasons.  On March 22, 2011, our subsidiary, Kent International Holdings, Inc., acquired the land and improvements located at 4211 Cedar Springs Road in Dallas, Texas.  Commencing with this purchase, the Company intended to operate as a full service real estate corporation that owns and operates income producing properties.  We planned to opportunistically acquire additional properties, primarily in the Dallas/Fort Worth area.  The Company’s general investment strategy was to make investments in real properties that offer attractive current yields with, in some cases, potential for capital appreciation.  We believed that the current economic climate together with a restriction in credit available to would be purchasers of real estate would enable us to acquire properties at favorable prices by funding the purchases with cash on hand.  However, following disclosure of this new business strategy, trading in our shares indicated that our shareholders were unsatisfied with such a business model.  As a result, management determined to pursue alternatives for a corporate restructuring that would allow the Company to benefit its shareholders by returning available funds to them.

The Company has derived only minimal benefits from being an SEC-reporting company. Our common stock has failed to attract institutional investors or market research attention. This has resulted in a minimal trading volume and low market capitalization, which has limited the liquidity benefit to our shareholders. Additionally, we are not currently contemplating a capital raise or other significant transaction through issuance of equity.

The legal requirements of public companies create large administrative and financial burdens for any public company.  If we cease to be subject to the reporting requirements under the Exchange Act, we estimate that our savings will be approximately $107,000 per year, including, legal, accounting and printing fees attributable to complying with such reporting requirements. A more detailed annual savings chart is set forth under Appendix E.  We would also expect reductions in other administrative costs associated with being a public company.

Our management does not believe that we should continue to pay the expense of complying with these legal requirements in light of the fact that we have not realized many of the benefits normally presumed to result from being a publicly traded company such as the development or existence of an active trading market for our common stock, an enhanced corporate image, and the ability to use our common stock to attract, retain and grant incentives to employees.

We expect to benefit from substantial cost savings as a result of the reverse stock split and “going private,” primarily from avoiding various Exchange Act compliance costs. The going private transaction will also allow our management to devote more time and effort to improving our operations by eliminating the time spent complying with our financial reporting requirements under the Exchange Act and managing shareholder relations.

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In light of these factors, the board of directors reasonably believes that the Company should go private through the reverse stock split. Management believes that the Company will reduce the Company’s expenses since it will no longer need to incur those costs associated with compliance with the public reporting requirements of a public company. The board of directors believes that in light of past unsuccessful attempts of the Company to merge with or acquire an operating business, it is in the best interests of the shareholders to return funds to them.  The reverse stock split will provide the shareholders (other than HBJ Revocable Trust) with a very efficient way to cash out their investment because their shares cannot be sold on the OTCQB at the price contemplated in this going private transaction.  Additionally, shareholders with small holdings would likely incur brokerage fees that are disproportionately high relative to the market value of our common stock.

Fairness of the Reverse Stock Split

In the course of reaching its decision to implement the reverse stock split, the Special Committee considered various factors that would affect unaffiliated shareholders who would be cashed-out. The Special Committee made its determination that the transaction was fair to our unaffiliated shareholders that will be cashed-out.  The Special Committee’s determination was based on the following factors:

•
the opinion of Seidman & Co., Inc.  and supporting documentation that, as of December 18, 2012, the date of its opinion, the consideration to be paid to cashed-out unaffiliated shareholders in the reverse stock split is fair, from a financial point of view, to such unaffiliated shareholders;

•
the highest and lowest trading prices of our shares of common stock on the OTCQB (since December 19, 2011) or the NASDAQ Capital Market (prior to December 19, 2011) during the past twelve months were $1.40 and $1.08 per share.  The consideration of $1.75 per share of common stock being paid to the cashed-out unaffiliated shareholders in the reverse split is considerably higher than the lowest trading price and even 25% higher than the highest trading price in the past year;

•
the tangible book value per share of $.93 as at November 30, 2012 and net loss for the twelve months ended September 30, 2012 was considered by the Special Committee in the context of considering the comparison of capitalized ratios provided by Seidman & Co., Inc. in its Valuation Presentation, which focused on the comparability of capitalized ratios with comparable companies;

•	the ability of shareholders with relatively small holdings to receive cash for their shares without being burdened by disproportionately high service fees or brokerage commissions; and

•
no attractive firm offers were made by a non-affiliate during the past two years related to a merger or consolidation of the Company, the purchase of all or a substantial portion of the Company’s assets, or the purchase of securities in the Company such that the party would exercise control over the Company.

The Special Committee considered the following additional factors in determining that the reverse stock split is fair to our shareholder HBJ Revocable Trust which will continue to hold our shares after the reverse stock split:

•	The anticipated reductions in the expenses of complying with the reporting and internal controls requirements of U.S. securities laws and the associated drain on management time and attention.

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The most weight was given to: the opinion of Seidman & Co., Inc., our share’s recent historical trading performance, and the Company’s tangible book value of $.93 per share as at November 30, 2012.  Approximate equal weighting was given to the other factors. The Special Committee also considered the following potential adverse factors of the reverse stock split:

•
following the reverse stock split, the shareholders (other than HBJ Revocable Trust) will cease to hold any equity interest in the Company and will lose their ability to participate in future growth, if any, or benefit from increases, if any, in the value of our common stock. However, the board does not have any reason to expect any future growth or increases in the market value of our outstanding shares;

•	the reverse stock split is being effected under Nevada law without requiring the approval of at least a majority of the unaffiliated shareholders;

•	the lack of a vote by such unaffiliated shareholders gave such unaffiliated shareholders no say in negotiating the terms of the reverse stock split; and

•	the payment for fractional shares is a taxable transaction for shareholders.

Going concern and liquidation value were not considered in determining that the reverse stock split is fair to our shareholders.  Liquidation would have required a sale of our recently acquired real property for an unpredictable price in an unpredictable period of time.  During that time, we would continue to incur our operating expenses, to the detriment of our shareholders.  Further, under Nevada law, we would have to deposit into escrow funds to cover for potential future liabilities for two years following liquidation.  Also, there would have been a risk of potential personal directors’ liability to the extent the escrowed funds were insufficient.  For all these reasons, liquidation was not an alternative beneficial for our shareholders and was, therefore, dismissed, and a going concern and liquidation valuation was not considered.

The board of directors and HBJ Revocable Trust have adopted the analysis and conclusions of the Special Committee in reaching their decision to approve the reverse stock split and believe that the reverse stock split is substantively and procedurally fair to the unaffiliated security holders of the Company, including the Company’s unaffiliated shareholders who will be cashed out and the shareholder who will not be cashed out. The board of directors and HBJ Revocable Trust have adopted the analysis and conclusions of Seidman & Co., Inc. and the findings of the Special Committee regarding the material factors upon which it was determined that the reverse stock split was fair to the Company’s security holders, including the Company’s unaffiliated shareholders who will be cashed out and the shareholder who will not be cashed out. No director of the Company dissented or abstained from voting on the reverse stock split and going private as described herein.

The reverse stock split is being effected without the procedural safeguards set forth in Item 1014(c) and (d) of SEC Regulation M-A, which include approval of the reverse stock split by the unaffiliated shareholders of the Company and the majority of directors who are not employees of the Company retaining an unaffiliated representative to act solely on behalf of the unaffiliated shareholders. Because the reverse stock split has the approval of HBJ Revocable Trust, which holds  65.83% of the votes entitled to be cast at a shareholders’ meeting, the board of directors decided not to seek the approval of the Company’s unaffiliated shareholders because such action would not affect the approval of HBJ Revocable Trust and such action would merely lead to additional expenses and would delay the consummation of the reverse stock split and the resulting termination of the Company’s SEC reporting status. However, in an effort to ensure procedural fairness to the unaffiliated shareholders, the board of directors appointed Messrs. Tjang and Boran, as the independent directors on the board of directors, to constitute the Special Committee to determine a fair price to be paid to the unaffiliated shareholders to be cashed out should the Company complete a going-private transaction.  The board of directors placed no restrictions on the authority of the Special Committee to consider and approve or disapprove the fairness of the consideration offered in a going-private transaction.

The opinion of Seidman & Co., Inc. is attached hereto as Appendix G and is incorporated herein by reference.

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Alternatives to the Reverse Stock Split

The Board and filing persons considered several alternatives to the reverse stock split. The Board and filing persons considered carrying out the transaction through an issuer tender offer or merger. These alternatives were rejected by the Board and filing persons on the grounds that they would be more costly and could not provide adequate assurance of achieving the desired objective, i.e., termination of the Company’s SEC-reporting status.  For instance, in connection with a tender offer, we would have had to hire a dealer manager and solicitation agent at relatively significant expense.  Also, in a tender offer, there would have been no guarantee that enough shareholders would have tendered their shares to reduce the number of shareholders to below 300.  In a merger, the Company would have merged into an entity organized and owned by HBJ Revocable Trust and the Company’s shareholders’ shares would have been converted into the right to receive cash.  In such a transaction, HBJ Revocable Trust would have had to hire its own legal counsel to represent HBJ Revocable Trust’s legal interests in connection with the negotiation of the merger agreement, and hold a shareholders meeting, thereby causing significantly greater legal fees compared to the legal fees incurred in connection with the reverse stock split.  The Board also considered carrying out a sale of the Company or its assets to a third party but acknowledged that management has not been able to locate a third party interested in such a transaction on terms that would be beneficial to the Company’s shareholders.  The Board and the filing persons also considered having the Company continue as a public company.  However, the Company has consistently generated losses in the last five fiscal years (and before).  Consequently, the most favorable solution for the Company’s shareholders appeared to be to pursue a corporate reorganization allowing the Company to return available funds to its shareholders other than HBJ Revocable Trust.  Following the reduction of shareholders to one, since there will be no more shareholders, other than HBJ Revocable Trust, which require the protection of the federal securities laws and reporting obligations under the Exchange Act, it is plausible to de-register the Company under the Exchange Act to reduce annual compliance costs by about $107,000.

Effects of the Reverse Stock Split

Effects on the Company.  After consummation of the reverse stock split,  HBJ Revocable Trust will become our sole shareholder and we will be able to terminate the registration of our common stock under the Exchange Act as soon as practicable following the reverse stock split.  This will save us significant costs related to the preparation of public reports under the Exchange Act. Also, the Company’s shares of common stock will cease to be listed for quotation on the OTCQB.  The board of directors does not have the right to change the ratio of the reverse stock split.

Effects on our Affiliates.  HBJ Revocable Trust, the beneficiaries of which are members of the family of Bryan P. Healey, our CEO, will become the sole owner of the Company and accordingly only it will benefit from any future increase in our earnings or reduction of our losses, but it will also bear all economic risks related to our operations.  However, the liquidity of its shares in the Company will be severely restricted and HBJ Revocable Trust will not receive any cash payment in connection with the reverse stock split.  Our affiliate Bryan Healey also has a beneficial interest in 61,348 shares owned by his children or held in his or his spouse’s IRA account, and these shares will be cashed out like those of any other shareholders of the Company, as described in the table below.

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Effects on our Shareholders. Based on information available to us, the reverse stock split will reduce the total number of record shareholders of our common stock from 1,208 to one, with HBJ Revocable Trust being the sole shareholder.  When the reverse stock split is consummated, the shareholders (other than HBJ Revocable Trust) will have their pre-reverse stock split shares cancelled and converted into the right to receive cash payments.  They will no longer have any equity interest and will not participate in any future earnings or any increases in the value of our assets or operations.  However, the cash payable per pre-reverse stock split will be in excess of the trading value of our shares before the public disclosure of this transaction and the tangible book value per share of $.93 as at November 30, 2012.  As soon as practicable after the Effective Time of the reverse stock split, we will send these shareholders a transmittal letter with instructions as to how such shareholders will be paid the cash payment. A copy of the transmittal letter is attached as Appendix D. The transmittal letter will include instructions on how to surrender stock certificates to our stock transfer agent.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares, and this Information Statement is being forwarded to you by your broker or other nominee. Your broker or other nominee is considered, with respect to those shares, the shareholder of record. Although the transaction is designed to reduce the number of shareholders of record, we will treat shareholders holding common stock in street name in substantially the same manner as shareholders whose shares are registered in their names for purposes of the reverse stock split. However, banks, brokers or other nominees may have different procedures, and shareholders holding common stock in street name should contact their bank, broker or nominee regarding the treatment of their shares.

Potential Disadvantages of the Transaction to Unaffiliated Shareholders. While we believe that the reverse stock split will result in the benefits described above, several disadvantages should also be noted:

•	the shareholders (other than HBJ Revocable Trust) will no longer have any equity interest in the Company and, therefore, will not participate in our future earnings or growth, if any; and

•
the transaction will require our shareholders other than HBJ Revocable Trust, to involuntarily surrender their shares in exchange for cash, rather than choosing their own time and price for disposing of their common stock.

In addition, the unaffiliated shareholders, because they will no longer be shareholders, will lose the rights and protections that the federal securities laws provide to security holders, including:

•	the loss of the substantive disclosure requirements that the federal securities laws, including the Sarbanes Oxley Act of 2002, require of public companies, and

•	the termination of the reporting obligations of officers, directors, and principal stockholders of public companies.

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Effects on Affiliated and Unaffiliated Shareholders. The following chart sets forth the effects the reverse stock split will have on the security ownership in the Company of our largest shareholders, the members of the board of directors, and unaffiliated shareholders:

Shareholder	Ownership	Before Reverse Stock Split	After Reverse Stock Split
HBJ Revocable Trust*	Number of Shares % Ownership	1,771,175 65.83%	2 100%
Bryan P. Healey**	Number of Shares % Ownership	1,832,523 68.11%	2 100%
Unaffiliated Shareholders	Number of Shares % Ownership	857,994 31.89%	0 0.0%

*	The trustees of HBJ Revocable Trust, who have both voting and dispositional authority over the shares owned by HBJ Revocable Trust, are Bryan P. Healey and Jennifer S. Healey.

**
Includes 1,771,175 shares of common stock owned by HBJ Revocable Trust, 16,418 shares held in Mr. Healey’s IRA, 19,130 shares held in the IRA account of Mr. Healey’s spouse, and 25,800 shares owned in custodial accounts for the benefit of other members of Mr. Healey’s family.

Financial Effect of the Transaction. Completion of the reverse stock split will require us to spend approximately $1,770,000, which includes cash payments to shareholders, legal, printing and other fees and costs related to the reverse stock split, including the fees paid to Seidman & Co Inc. for its valuation services. This estimate includes the cost of the aggregate cash payment to the shareholders (other than HBJ Revocable Trust), which we estimate will be approximately $1,608,849. As a result, we will have decreased working capital following the reverse stock split and this could have a material adverse effect on our liquidity, results of operations and cash flow. These costs will be offset by the costs we would otherwise incur to comply with SEC reporting requirements, which we estimate to be approximately $107,000 per year (see Annual Savings Chart included under Appendix E).

Reports, Opinions or Appraisals

Valuation Presentation of Seidman & Co., Inc. In connection with the proposed transaction, the Special Committee engaged Seidman & Co., Inc. to provide a report as to the fair value of each pre-split share and to render an opinion as to the fairness of the consideration, from a financial point of view, to be received by shareholders whose shares we would acquire in the reverse stock split. Seidman & Co., Inc. was selected by the Special Committee based on its interview with the Special Committee as well as its prior experience and expertise, cost and reputation in the valuation of businesses.  In 2011, when the Company’s subsidiary, Kent International Holdings, Inc., effected a similar going private transaction, Seidman & Co., Inc. rendered a fairness opinion to the Special Committee of the board of directors of Kent International Holdings, Inc.

On December 18, 2012, the Special Committee reviewed the Valuation Presentation and the fairness opinion of Seidman & Co., Inc. that a valuation of each pre-split share at $1.75 is fair to the minority shareholders.  The Valuation Presentation and accompanying fairness opinion, are attached hereto as Appendix F and Appendix G, respectively. Seidman & Co., Inc. has consented to the Company’s use of the fairness opinion in the Company’s filings with the SEC and to the Company making the fairness opinion available for use by its shareholders in conjunction with the going-private transaction.

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The preparation of a valuation report is a complex process and is not necessarily susceptible to partial analysis or summary description. Nevertheless, the following is a brief summary of Seidman & Co., Inc.’s Valuation Presentation, dated December 17, 2012, that, subject to the assumptions, qualifications and limitations set forth in that report, the cash consideration of $1.75 per pre-split share to be paid by us to our shareholders who will receive cash in the proposed going-private transaction is fair from a financial point of view. Our shareholders are urged to, and should, read the Valuation Presentation carefully in its entirety for a complete statement of the considerations and procedures followed, factors considered, findings, assumptions and qualifications made, the bases for and methods of arriving at such findings, limitations on the review undertaken, and judgments made or conclusions undertaken by Seidman & Co., Inc. in reaching its valuation. The Valuation Presentation was furnished for the use and benefit of the Special Committee in connection with its consideration of the proposed going-private transaction. Seidman & Co., Inc. believes, and so advised the Special Committee, that its analysis must be considered as a whole and that selecting portions of its analysis and the factors considered by it, without considering all factors and analysis, could create an incomplete view of the process underlying the Valuation Presentation.

Seidman & Co., Inc.’s report addresses only the fairness, from a financial point of view, of the cash consideration to be paid in the going-private transaction to our shareholders. Seidman & Co., Inc. was not requested to opine as to, and its report does not address:

•	the underlying business decision of the Special Committee or the board of directors or any other party to proceed with or effect the proposed going-private transaction;

•	the fairness of any part or aspect of the proposed going-private transaction not expressly addressed in its valuation report;

•
the fairness of any portion of the proposed going-private transaction to the holders of any class of our securities, our creditors or to our other constituencies, or any other party other than those set forth in its valuation report;

•	the relative merits of the proposed going-private transaction as compared to any alternative business strategies that might exist or the effect of any other transaction in which we might engage;

•	the tax or legal consequences of the proposed going-private transaction to us, our security holders, or any other party; and

•	the fairness of any part or aspect of the proposed going-private transaction to any class or group of our security holders compared to any other class or group of our other security holders.

Furthermore, no opinion, counsel or interpretation was intended with respect to matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. In connection with its presentation, Seidman & Co., Inc. made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Seidman & Co., Inc. has reviewed and considered the following information and data:

•	the Company’s 10-K as of December 31, 2011;

•	the Company’s 10-Q as of September 30, 2012;

•	the Company’s financial statements for the months ended October 31 and November 30, 2012

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•	the Integra Realty Resources appraisal of the Dallas, Texas GSA Office Property acquired as of March of 2011;

•	cash and such other assets as the Company may have;

•	trading history of the Company’s common stock;

•	the proposed $1.75 cash out price relative to the unaffected price of the Company’s common stock;

•	the premium of the Company’s cash out price relative to the premiums paid for other, recent such purchase or going private transactions;

•	the value being provided the Company’s shareholders relative to the values at which “peer,” or “market comparable,” companies are selling, as measured by price/tangible book value and price/ revenues;

•	the outlook and potential of the Company, based on its present, and announced business plan;

•	the outlook for the US economy and equity market at this time; and

•	such other analysis and tests as were felt to be appropriate.

In rendering its opinion, Seidman & Co., Inc. conducted interviews with persons who, in its judgment, were capable of providing it with information necessary to complete the assignment, including members of management. Seidman & Co., Inc. has assumed that the information and accounting supplied by management and others are accurate, and reflect good faith efforts to describe the current and prospective status of the Company from an operational and financial point of view. Seidman & Co., Inc. has relied, without independent verification, upon the accuracy of the information provided by these sources.

Seidman & Co., Inc.’s Valuation Presentation was necessarily based upon the information available to it and facts and circumstances as they existed as of the date of the report and is subject to evaluation as of such date.  Events occurring after the date of the Valuation Presentation could materially affect the assumptions used by Seidman & Co., Inc. in preparing its fairness opinion.

Seidman & Co., Inc. expressed no opinion with respect to the prices at which shares of our common stock have traded or may trade following announcement or consummation of the reverse stock split or at any future time. Seidman & Co., Inc. also did not consider any benefits that may inure to any of our shareholders as a result of the reverse stock split or any related transaction other than in such party’s capacity as a shareholder who receives cash in the reverse stock split. Seidman & Co., Inc. did not recommend to the Special Committee any specific transaction consideration or advise the Special Committee that any specific amount of consideration constituted the only appropriate amount of consideration for the reverse stock split. The Special Committee, on behalf of the Company, determined the amount of consideration to be paid to cashed-out shareholders in the reverse stock split.

The following is a summary of the material analyses and other information that Seidman & Co., Inc. prepared or relied on in delivering its Valuation Presentation.  At the December 18, 2012 meeting of the Special Committee, Mr. Seidman made a verbal presentation in which he followed in sequence and substance his Valuation Presentation as described in this section.

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Principal tests for determining fairness. Seidman & Co., Inc. reviewed and analyzed three different tests for determining the fairness of the offering from a financial point of view to the minority shareholders of the Company.

 Premium Over Unaffected Price

The first test was based on the cash price being offered relative to the unaffected price of the subject common stock and how it compares with the premiums of other recent transactions. In its analysis Seidman & Co., Inc., concluded that the unaffected closing price, the share price prior to announcement or transaction speculation, of the Company’s common shares as of November 18, 2012 was $1.14, whereas the cash out price for the Company’s common shares is indicated at $1.75 per share, which gives a premium of 53.51% relative to the unaffected price.  Seidman & Co., Inc., also reviewed a universe of nineteen purchase or going private transactions with announcement dates that preceded the subject valuation date by no more than four months and concluded that the average premium over the unaffected price of the nineteen recent transactions is indicated at 23.31% and the median at 24.25%, which makes the Company’s premium substantially higher in relation to the other recent transactions.  The premium over the unaffected share price for each transaction in the going private and private equity transaction universe is provided in tabular form on page 5 of the Valuation Presentation.

Market Comparable Reference

In its second test of fairness Seidman & Co., Inc. reviewed and analyzed the capitalizing ratios being paid for the Company and the capitalizing ratios of “Peer Group” or “Market Comparable” companies, focusing on (i) the current price in relation to the current tangible book value per share and (ii) the current price in relation to revenue per share in the most recent twelve months available. In this connection Seidman & Co., Inc., screened the broader universe of publicly-traded U.S. companies, focusing on ten market comparable companies consisting of nine real estate investment trusts and one publicly traded real estate development company, each of which was selected due to their participation in the U.S. commercial real estate market. Seidman & Co., Inc. then compared these peer companies to the Company and concluded that many of the comparable companies have larger market capitalizations and greater financial resources than the Company, and half of the companies pay a dividend, whereas the Company does not.  The Company’s lack of profitability limits valuation reference points, thus the resulting valuation focuses on the two applicable and commonly employed capitalizing ratios (price/tangible net worth per share and price/revenues per share) the Company’s cash out equivalent of $1.75 per common share results in the Company’s ratios exceeding both the average and median for the market comparable universe. The test indicated that the cash out price/tangible net worth per share ratio for the Company is 1.89x, exceeding that of the average for market comparables (0.83x) and the median (1.08x).  Further, the Company’s cash out price/revenues per share ratio approximates 4.86x, higher than that of the average market comparable (4.49x), and the median (2.12x).  Financial data for each of the ten “Market Comparable” companies and their respective capitalization multiples, are provided in tabular form on pages 8 and 9 of the Valuation Presentation.

Cash Out Price to Tangible Book Value of Equity

The last test of fairness used by Seidman & Co., Inc. was based on a comparison between the cash out price of $1.75 and the Company’s tangible book value of equity of $0.93 per common share (of which 53% is cash) which reflects a 88.79% premium, which further, in the opinion of Seidman & Co., Inc, indicates the transaction’s fairness to the minority shareholders of the Company.

We have agreed to pay Seidman & Co., Inc. a fee of $35,000 (plus reimbursement of its out-of-pocket expenses) for the services provided by it under an engagement agreement. That payment became due upon its delivery of its fairness opinion to the Special Committee. No part of Seidman & Co., Inc.’s fee is contingent upon consummation of the reverse stock split or the conclusion reached by Seidman & Co., Inc. in its fairness opinion.

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Appraisal of Real Property

Integra Realty Resources, Inc. (“Integra”) prepared an appraisal of the Dallas, Texas GSA Office Property (the “Property”) acquired as of March of 2011 (the “Integra Report”), which has been filed as an exhibit to the related Schedule 13E-3.  The valuations in the Integra Report are based on a comprehensive analysis of the appraised land site, including its location, the size of the land area, the shape and dimensions, topography, drainage, flood hazard and environmental status, stability, infrastructure, zoning, land uses and easements.  The physical characteristics of the site and availability of utilities result, according to the Integra Report, in functional utility suitable for a variety of uses, including those with prevailing land use patterns.  There are no particular restrictions on development.  Further, the Integra Report includes an improvements analysis, including quality of the building, functionality of utilities, and maintenance.  The Integra Report concluded that the overall quality, condition and functional utility of the improvements are typical for their age and condition. Finally, real estate taxes for the Property are analyzed and concluded to be comparatively reasonable.

The Integra Report applies two valuation analyses to the Property, a sales comparison approach and an income capitalization approach, described below:

Sales Comparison Approach

Integra identified four comparable properties in Texas, which had sold recently before the evaluation. The sale prices of those properties were adjusted on factors such as for instance the financing terms of the purchase, the market conditions, age or condition of the properties.  Based on this analysis, Integra calculated an indicated value per square foot of $114.42, translating for the Property (39,328 square feet) into a rounded value of $4,500,000.

Income Capitalization Approach

In this approach, Integra performed a direct capitalization analysis, in which a property’s annual income is divided by an appropriate capitalization rate to arrive at an indicated valuation, and a subsequent cash flow analysis, in which future net income streams are discounted to present value.

In the direct capitalization analysis, Integra first projected, based on the Property’s existing lease as well as comparable rentals, the Property’s annual income and operating expenses, resulting in net operating income of $436,529 annually.  Then, based on comparable sales, Integra determined a capitalization rate (annual net operating income divided by sales price of property) of 8% to be appropriate.  Applying that rate, the Property had an indicated value of about $5,500,000.  However, applying the discounted cash flow analysis, Integra determined a valuation of $4,400,000 based on the income capitalization approach.

As a result, Integra concluded $4,400,000 to be the value of the Property.

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The above valuation analysis is reflected in the following table:

SUMMARY OF VALUATION ANALYSIS

Property Name	GSA Office
Address	4211 Cedar Springs Drive
Dallas, Texas 75219
Property Type	Office - Office
Owner of Record	4211 Cedar Springs Partners
Tax ID	001616000901A0000
Land Area	0.84 acres; 36,589 SF
Gross Building Area	39,329 SF
Rentable Area	39,329 SF
Percent Leased	100%
Year Built	1985

Zoning Designation	Planned Development, Office Overlay
Highest and Best Use
As if Vacant	Office use
As Improved	Continued office use
Exposure Time; Marketing	12 months; 12 months
Period Date of the Report	November 16, 2012

VALUE CONCLUSIONS

Appraisal Premise	Interest Appraised	Date of Value	Value Conclusion

Market Value As Is	Leased Fee	November 9, 2012	$4,400,000

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EXTRAORDINARY ASSUMPTIONS & HYPOTHETICAL CONDITIONS
The value conclusions are subject to the following extraordinary assumptions and hypothetical conditions that may affect the assignment results.
1.An on-site inspection was conducted with limited access to some areas of the building.  This analysis assumes the inspected portions of the building are representative of the non-inspected areas.

Number of Tenants	1
Average Contract Rent/SF	$18.98
Average Market Rent/SF	$19.00
Major Tenant and Expiration	United States, General	01/16/18
	Services Administration

Major Tenant SF and Contract Rent	39,329	$18.98

Sales Comparison Approach
Number of Sales	4
Range of Sale Dates	Dec-10 to Mar-12
Range of Unit Prices	$91.70 to $163.59
Indicated Value	$4,500,000	($11.42/SF)
Income Capitalization Approach
Potential Gross Income at Stabilization	$814,388	($20.71/SF)
Stabilized % Vacancy & Collection Loss	4.0%
Effective Gross Income	$781,813	($19.88/SF)
Operating Expenses	$345,284	($8.78/SF)
Operating Expense Ratio	44.2%
Net Operating Income at Stabilization	$436,529	($11.10/SF)
Capitalization Rate Applied and Value	8.00%	$5,500,000
Discount Rate Applied and Value	9.00%	$4,400,000
Indicated Value	$4,400,000	($111.88/SF)
Market Value Conclusion	$4,400,000	($111.88/SF)

The Integra Report will be made available for inspection and copying at the principal executive offices of the Company during regular business hours by any interested shareholder or representative who has been so designated in writing.

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Board of Directors and Shareholder Approval

On December 20, 2012 the board of directors unanimously approved the reverse stock split, the filing of the Amendment and the purchase by the Company of all resulting fractional shares at a price of $1.75 per share. The board of directors reserved the right to abandon the reverse stock split at any time prior to the Effective Time. The reverse stock split also has been approved on December 20, 2012 by HBJ Revocable Trust holding 65.83% of our outstanding common shares through a written consent delivered in accordance with Nevada law.

Dissenters’ Rights

Pursuant to Chapter 92A of the Nevada Revised Statutes (“Chapter 92A”), shareholders who would be cashed-out in the reverse stock split are entitled to dissent and may elect to have the Company purchase pre-reverse stock split shares that would become fractional shares as a result of the reverse stock split for a cash price that is equal to the “fair value” of such shares, as determined in a judicial proceeding in accordance with the provisions of Chapter 92A. The fair value of the shares of any shareholder means the value of such shares immediately before the effectuation of the reverse stock split, excluding any appreciation or depreciation in anticipation of the reverse stock split, unless exclusion of any appreciation or depreciation would be inequitable.

Chapter 92A is set forth in its entirety in Appendix B to this Information Statement. If you wish to exercise your dissenters’ rights or preserve the right to do so, you should carefully review Appendix B to the Information Statement. If you fail to comply with the procedures specified in Chapter 92A in a timely manner, you may lose your dissenters’ rights. Because of the complexity of those procedures, you should seek the advice of counsel if you are considering exercising your dissenters’ rights.

Shareholders who have not validly tendered their shares of common stock will be entitled to exercise dissenters’ rights. Shareholders who perfect their dissenters’ rights by complying with the procedures set forth in Chapter 92A will have the fair value of their shares determined by the Nevada state court and will be entitled to receive a cash payment equal to such fair value. Any such judicial determination of the fair value of shares could be based upon any valuation method or combination of methods the court deems appropriate. The value so determined could be more or less than the $1.75 per share to be paid in connection with the reverse stock split. In addition, shareholders who invoke dissenters’ rights may be entitled to receive payment of a fair rate of interest from the effective time of the transaction on the amount determined to be the fair value of their shares.

24

Within 10 days after the effectuation of the reverse stock split, the Company will send a written notice (a “Dissenters’ Rights Notice”) to all the record shareholders of the Company entitled to dissenters’ rights. The Dissenters’ Rights Notice will be accompanied by (i) a form for demanding payment from the Company (a form of which is attached as Appendix C) that includes the date of the first announcement to the news media or to the shareholders of the terms of the proposed action and requires that the person asserting dissenters’ rights certify whether or not they acquired beneficial ownership of the shares before that date; (ii) a copy of the provisions of Chapter 92A; and (iii) a brief description of the procedures that a shareholder must follow to exercise dissenters’ rights.

In order to maintain eligibility to exercise dissenters’ rights under Chapter 92A, you must take the following actions within 30 days of the date that the Dissenters’ Rights Notice was delivered: (i) deliver a written demand for payment on the form provided in the Dissenters’ Rights Notice; (ii) certify whether you acquired beneficial ownership of the shares before the date set forth in the Dissenters’ Rights Notice; and (iii) deliver the certificates representing the dissenting shares to the Company.

Within 30 days after receipt of a demand for payment, the Company must pay each dissenter who complied with the provisions of Chapter 92A the amount the Company estimates to be the fair value of such shares, plus interest from the Effective Time of the reverse stock split. The rate of interest shall be at the average rate currently paid by the Company on its principal bank loans or, if we have no bank loans at the time, at a rate that is fair and equitable under all of the circumstances. The payment will be accompanied by the following: (i) financial statements for the Company for the year ended December 31, 2011 and the most recent interim financial statements; (ii) a statement of the Company’s estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter’s right to demand payment for the difference between the Company’s estimate of the fair value of the shares and the shareholder’s estimate of the fair value of the shares; and (v) a copy of Chapter 92A. If the Company does not deliver payment within 30 days of receipt of the demand for payment, the dissenting shareholder may enforce the dissenter’s rights by commencing an action in Clark County, Nevada or if the dissenting shareholder resides or has its registered office in Nevada, in the county where the dissenter resides or has its registered office.

If a dissenting shareholder disagrees with the amount of the Company’s payment, the dissenting shareholder may, within 30 days of such payment, (i) notify the Company in writing of the dissenting shareholder’s own estimate of the fair value of the dissenting shares and the amount of interest due, and demand payment of such estimate, less any payments made by the Company, or (ii) reject the offer by the Company if the dissenting shareholder believes that the amount offered by the Company is less than the fair value of the dissenting shares or that the interest due is incorrectly calculated. If a dissenting shareholder submits a written demand as set forth above and the Company accepts the offer to purchase the shares at the offer price, then the shareholder will be sent a check for the full purchase price of the shares within 30 days of acceptance.

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If a demand for payment remains unsettled, the Company must commence a proceeding in the Clark County, Nevada district court within 60 days after receiving the demand. Each dissenter who is made a party to the proceeding shall be entitled to a judgment in the amount, if any, by which the court finds the fair value of the dissenting shares, plus interest, exceeds the amount paid by the Company. If a proceeding is commenced to determine the fair value of the common stock, the costs of such proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court, shall be assessed against the Company, unless the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable against the Company if the court finds that (i) the Company did not comply with Chapter 92A or (ii) against either the Company or a dissenting shareholder, if the court finds that such party acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by Chapter 92A.

A person having a beneficial interest in shares that are held of record in the name of another person, such as a broker, fiduciary, depository or other nominee, must act to cause the record holder to follow the requisite steps properly and in a timely manner to perfect dissenters’ rights of appraisal. If the shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depository or other nominee, the written demand for dissenters’ rights of appraisal must be executed by or for the record owner. If shares are owned of record by more than one person, as in joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal for a shareholder of record, provided that the agent identifies the record owner and expressly discloses, when the demand is made, that the agent is acting as agent for the record owner. If a shareholder owns shares through a broker who in turn holds the shares through a central securities depository nominee such as CEDE & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder of such shares.

A record holder, such as a broker, fiduciary, depository or other nominee, who holds shares as a nominee for others, will be able to exercise dissenters’ rights of appraisal with respect to the shares held for all or less than all of the beneficial owners of those shares as to which such person is the record owner. In such case, the written demand must set forth the number of shares covered by the demand.

The foregoing summary of the rights of dissenting shareholders under Chapter 92A does not purport to be a complete statement of the procedures to be followed by shareholders desiring to exercise any dissenters’ rights of appraisal available under Chapter 92A. The preservation and exercise of dissenters’ rights of appraisal require strict adherence to the applicable provisions of Chapter 92A, and the foregoing summary is qualified in its entirety by reference to Appendix B to this Information Statement.

Access Rights

We have made no provision in connection with the reverse stock split to grant our unaffiliated shareholders access to our corporate files or to obtain counsel or appraisal services at our expense.

Source and Amount of Funds

The Company estimates that it will use approximately $1,770,000 in cash to complete the reverse stock split, which includes cash payments to be made in lieu of issuing fractional shares, professional fees and other expenses related to the reverse stock split. Total cash paid to shareholders in lieu of fractional shares will be approximately $1,608,849. This estimate is based on the number of shares outstanding, less the number of shares held by HBJ Revocable Trust multiplied by $1.75 per pre-split share.

The estimated costs, including the amounts to be paid to shareholders (other than HBJ Revocable Trust), will be paid with the Company’s cash and cash from operations , as well as from the proceeds of a loan of $400,000 that HBJ Revocable Trust will make to the Company on the effective date of the reverse stock split.  The costs of the transaction are not expected to materially adversely affect our capitalization, liquidity, results of operation or cash flow.

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BACKGROUND

The Filing Persons

The filing persons under Rule 13e-3 of the Exchange Act are the Company and HBJ Revocable Trust. Our principal executive office, and the business address and telephone number for Kent Financial and HBJ Revocable Trust is 7501 Tillman Hill Road, Colleyville, Texas 76034, Tel:  682-738-8011.

Structure of the Transaction

The Special Committee has determined the fairness of the consideration offered to our shareholders and our Board has authorized the reverse stock split. The transaction consists of a 2-for-1,771,175 reverse split, such that the shareholders (other than HBJ Revocable Trust) will have such shares cancelled and converted into the right to receive the cash consideration set forth herein. The transaction is intended to take effect on the date we file a certain certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, or on any later date that we may specify in such certificate of amendment. Any shareholder owning fewer than 1,771,175 shares of the common stock at the Effective Time will receive the right to receive cash in exchange for the resulting fractional share thereof and will no longer be a shareholder. A shareholder owning 1,771,175 or more shares of common stock immediately before the reverse stock split will not receive any cash payment.  The directors of Kent Financial other than Mr. Healey do not own any shares of the Company.

Upon the effectiveness of the reverse stock split, the total number of authorized shares of common stock that we may issue pursuant to our Articles of Incorporation will unchanged.  However, the total number of shares of our common stock issued and outstanding will decrease, on the basis that each 1,771,175 shares of outstanding common stock will be converted into two shares of new common stock.  After completion of the proposed acquisition of fractional share interests of all shareholders owning less than one whole share after the reverse stock split, we anticipate that the number of record shareholders of our common stock will be reduced from 1,208 to 1. The cash out of fractional shareholder interests represents, on a pre-split basis, the anticipated cancellation of 919,342 shares of common stock, or approximately 34.17% of our outstanding shares of common stock at the Effective Time.

We estimate that the total cash to be paid to shareholders holding less than one whole share as a result of the reverse stock split will be $1,608,849. The total expenses expected to be incurred to effect the reverse stock split, including the cash to be paid to shareholders holding less than one whole share, are estimated to be $1,770,000. These costs and expenses will be paid out of our cash as supplemented by a loan of $400,000 from HBJ Revocable Trust. The fractional shares acquired in the reverse stock split will be retired and returned to the status of authorized but unissued shares of common stock.

We intend to treat shareholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are held of record in their own names, and nominees will be instructed to effect the reverse stock split for their beneficial holders. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees.

The Special Committee has set the cash consideration to be paid to cashed-out shareholders owning fewer than 1,771,175 pre-split shares at $1.75 per share for each pre-split share of common stock. The Special Committee determined the fairness of this value in good faith, based upon factors the Special Committee deemed relevant. We currently estimate that cashed-out shareholders will receive cash consideration for their cancelled shares within approximately four weeks after such shareholders submit their cancelled shares in accordance with the instruction letter to be sent by our exchange agent following the Effective Time.

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Following the effectiveness of the reverse stock split, we will file a Form 15 with the Securities and Exchange and the registration of our common stock under the Exchange Act will terminate 90 days after the filing of the Form 15. The transaction is considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act because it is intended to and, if completed, will terminate the registration of our common stock under Section 15(d) of the Exchange Act and suspend our duty to file periodic reports with the SEC. In connection with the reverse stock split, we have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3.

The Company’s Securities

The Company believes that there are approximately 1,208 record holders of our common stock, not including holders in street name, and there are 2,690,517 shares of common stock, $0.10 par value per share, issued and outstanding as of the Approval Record Date. Our common stock is not listed on an exchange; however, market quotes for our common stock are available on the OTCQB maintained by OTC Markets under the symbol “KENT”.

The following table shows the range of high and low closing prices per share of our common stock for the fiscal year periods indicated. The prices in this table represent prices between dealers, and do not include adjustments for retail mark-ups, markdowns or commissions and may not represent actual transactions.

		High	Low
2010	First Quarter	$1.42	$1.26
	Second Quarter	1.65	1.49
	Third Quarter	1.49	1.21
	Fourth Quarter	2.43	1.27

2011	First Quarter	$1.59	$1.13
	Second Quarter	2.05	1.11
	Third Quarter	1.88	1.11
	Fourth Quarter	1.45	1.02

2012	First Quarter	$1.40	$1.08
	Second Quarter	1.25	1.08
	Third Quarter	1.23	1.09

We did not declare or pay any cash dividends during the past two years, and we do not intend to pay dividends on our common stock in the foreseeable future. The declaration or payment of dividends, if any, on our capital stock in the future is subject to the discretion of our Board and will depend on our earnings, financial condition, capital requirements and other relevant factors.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of common stock of the Company as of December 20, 2012, by each person who was known by the Company to beneficially own more than 5% of the common stock, by each current director, and by each executive officer of the Company, and by all current directors and executive officers as a group:

	Number of Shares	Approximate
Name and Address of	of Common Stock	Percent
Beneficial Owner	Beneficially Owned (1)	of Class

Bryan P. Healey 7501 Tillman Hill Road Colleyville, TX 76034	1,832,523(2)	68.11%

Casey K. Tjang 11 Ray Street Unionville, ON L3R4R2 Canada	--	--

Diarmuid Boran c/o 7501 Tillman Hill Road Colleyville, TX 76034	--	--

All Directors and Executive as a Group (3 persons)	1,832,523	68.11%

HBJ Revocable Trust 7501 Tillman Hill Road Colleyville, TX 76034	1,771,175(3)	65.83%

(1)
The beneficial owner has both sole voting and sole investment powers with respect to these shares except as set forth in other footnotes below.  Included in such number of shares beneficially owned are shares subject to options currently exercisable or becoming exercisable within 60 days for all directors and executive officers as a group.

(2)
Includes 1,771,175 shares of common stock owned by HBJ Revocable Trust, as to which Mr. Healey is a trustee and beneficiary, 16,418 shares held in Mr. Healey’s IRA, 19,130 shares held in the IRA account of Mr. Healey’s spouse, and 25,800 shares owned in custodial accounts for the benefit of other members of Mr. Healey’s family.

(3)	The trustees of HBJ Revocable Trust, who have both voting and dispositional authority over the shares owned by HBJ Revocable Trust, are Bryan P. Healey and Jennifer S. Healey.

Related Party Transactions

The Company and its consolidated subsidiaries reimburse an affiliate, Bedminster Management Corp., for the allocated direct cost of group health insurance and office supplies.  These reimbursements were approximately $79,407 and $74,358 in the years ended December 31, 2011 and 2010, respectively.

There are no other related party transactions, including with respect to the officers and directors of Kent Financial.

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Management

The Company has one executive officer and a board comprised of three directors.  The board of directors of the Company consists of Bryan P. Healey (Chairman), Casey K. Tjang and Diarmuid F. Boran.  Mr. Healey also serves as the Company’s Chief Executive Officer and Chief Financial Officer.

Bryan P. Healey, a certified public accountant, is the Chairman, Chief Executive Officer, President and Chief Financial Officer of Kent Financial Services, Inc. (“Kent”) and a registered representative with T.R. Winston and Company L.L.C.  Mr. Healey has been Secretary and Chief Financial Officer of Kent since May 2006 and a Director since November 2007.  The titles of Chairman, Chief Executive Officer and President were added in 2011.  Mr. Healey has been a registered representative of T. R. Winston & Company, L.L.C. since September 2011 and previously served in the same capacity from July 2006 to October 2009.  Until December 2011, Mr. Healey was also the Vice-President, Secretary and Chief Financial Officer since May 2006 and a Director since November 2007 of Kent International Holdings, Inc., Kent’s now wholly owned subsidiary.  From September 1995 to April 2006, Mr. Healey was with Bowman & Company, L.L.P., the largest CPA firm in Southern New Jersey, in various positions including audit manager from July 2001 to April 2006.

Casey K. Tjang has been a Director of the Company since 1992.  Mr. Tjang was formerly chairman and chief executive officer of First Merchant Bankers, Inc., a private merchant bank dealing with Asia-Pacific businesses from January 2004 to December 2009.  From September 2001 to February 2002, he was president and chief executive officer and from August 2000 to September 2001 was chief financial officer of Knowledgewindow, Inc., an e-learning provider of Internet training.  From February 2002 to December 2009, Mr. Tjang was president and chief executive officer of Princeton Accredited Services, Inc. and Erudite Internet Systems, Inc. an e-learning custom courseware developer and provider of an Internet based distance education system.  From 2005 to December 2009, he was chairman and chief executive officer of Princeton Business School, a provider of an online education towards Entrepreneurial Master of Business Administration degree program.  Since January 2010, Mr. Tjang has been retired and is not involved in any significant business activities.

Diarmuid F. Boran was elected Director of the Company on December 7, 2011.  Mr. Boran was a Director of the Kent International Holdings, Inc., a subsidiary of the Company, from May 2003 to December 2011.  Mr. Boran is currently Director of Business Development for Meritage Portfolio Management, an institutional portfolio management firm he joined in January 2012.  He previously was the Chief Operating Officer of Brandmeyer Enterprises, a family office, from May 2008 through November 2011.  From November 2006 through May 2008 he was employed by Enturia, Inc., a medical device manufacturer, most recently as Vice President, Corporate Development.  From March 2005 through May 2006 he was the Entrepreneur in Residence for the Kansas Technology Enterprise Corporation, a private/public partnership established by the state of Kansas to promote technology-based economic development.  He worked as an independent consultant from January 2003 to February 2005 and from April 2001 to October 2001.  From October 2001 to December 2002, Mr. Boran was employed by EMD Pharmaceuticals, Inc., an affiliate of Merck KGaA, Darmstadt, Germany, most recently as Leader, Oncology Licensing and Business Development.  From May 2000 to September 2000 Mr. Boran served as Senior Vice President, Business Development for DJ Pharma, Inc. which was then acquired by Biovail Pharmaceuticals, Inc.  Mr. Boran served as Senior Vice President, Business Development for Biovail until April 2001.

None of the Company’s directors or executive officers has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), nor has any such person been party to any judicial or administrative proceeding during such time that has resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of a violation of federal or state securities laws.  All such persons are citizens of the United States.

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Certain Legal Matters

We are not aware of any material governmental or regulatory approval or filing required for completion of the reverse stock split, other than compliance with the applicable federal and state securities laws and the corporate law of the State of Nevada.

Reservation of Right to Abandon the Reverse Stock Split

The board of directors may have the right to abandon the reverse stock split if it determines prior to the Effective Time that the reverse stock split is not in the best interests of the Company or its shareholders. However, we do not foresee any circumstances which would prevent the reverse stock split from taking place as presented, but it is always possible that some unforeseen market or business circumstance could arise to cause the board of directors to reevaluate the reverse stock split. However, the board of directors does not have the right to change the ratio of the reverse stock split.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

Summarized below are certain material federal income tax consequences to us and our shareholders resulting from the reverse stock split. This summary is based upon United States federal income tax law, as currently in effect, which is subject to differing interpretations or change, possibly on a retroactive basis. This summary addresses only those shareholders who have held their shares as capital assets. This summary does not discuss all aspects of federal income taxation that may be important to shareholders in light of their individual circumstances. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. This summary is limited to U.S. Shareholders, meaning any of the following:

(1)	U.S. citizens, or residents of the U.S.,

(2)	Corporations, or other entities taxable as corporations, created or organized under U.S. federal or state law,

(3)	Estates the income of which is subject to U.S. federal income taxation regardless of its source,

(4)	Any trust over which a U.S. court is able to exercise primary supervision or administration and with respect to which one or more U.S. persons have authority to control all substantial decisions of the trust, or for which the trust has a valid election in effect to be treated as a U.S. person, or

(5)	Any other person whose worldwide income or gain is otherwise subject to U.S. taxation on a net basis.

In addition, this summary is further limited to shareholders who have held, and will hold, shares of common stock as capital assets under the Internal Revenue Code of 1986, as amended. Each shareholder should consult its tax advisor as to the particular federal, state, local, foreign, and other tax consequences, in light of their specific circumstances.

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Tax Consequences to the Company

 We believe that the reverse stock split will be treated as a tax-free “recapitalization” for federal income tax purposes and, accordingly, it should not result in any material federal income tax consequences to us. We will not apply for any ruling from the Internal Revenue Service, nor will we receive an opinion of counsel with respect to the tax consequences of the reverse stock split.

Tax Consequences to HBJ Revocable Trust

HBJ Revocable Trust will not recognize any gain or loss as a result of the reverse stock split.

Tax Consequences to Shareholders Whose Entire Interest in our Common Stock, Directly, Indirectly and by Attribution, is Terminated

A shareholder who receives a cash payment for a fractional share of our common stock as a result of the reverse stock split and does not continue to hold our shares directly, indirectly or by attribution by virtue of being related to a person who continues to hold shares of our common stock directly, immediately after the reverse stock split, will recognize capital gain or loss, for United States federal income tax purposes, equal to the difference between the cash received for the common stock and the aggregate adjusted tax basis in such stock.

U.S. shareholders may be subject to information reporting on any cash received in the reverse stock split.  Back-up withholding, currently imposed at the rate of 28%, may also apply with respect to any cash received, unless the stockholder provides proof of an exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements.

The foregoing discussion summarizing certain federal income tax consequences does not refer to the particular facts and circumstances of any specific shareholder. Shareholders are urged to consult their own tax advisors for more specific and definitive advice as to the federal income tax consequences to them of the reverse stock split, as well as advice as to the application and effect of state, local and foreign income and other tax laws.

FINANCIAL INFORMATION

Historical Financial Information and Management’s Discussion and Analysis of Financial Condition and Results of Operations

Our historical financial information is located at “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Item 8 — Financial Statements and Supplementary Data” of our Annual Report on Form 10-K for the year ended December 31, 2011 (filed with the SEC on March 20, 2012) and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (filed with the SEC on November 9, 2012). A copy of both the 10-K and 10-Q accompany this Information Statement as Appendices H and I.

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Pro Forma Consolidated Financial Statements (Unaudited)

The following unaudited pro forma financial information presents the effect on our historical financial position of the financial effects of the reverse stock split. Our unaudited pro forma consolidated balance sheet as of September 30, 2012 reflects the reverse stock split as if it occurred on that balance sheet date. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011 reflect the reverse stock split as if it had occurred at the beginning of each period.

The following unaudited pro forma financial information is not necessarily indicative of what our actual financial position would have been had the reverse stock split been consummated as of the above-referenced dates or of the financial position that may be reported by us in the future.

Pro Forma Consolidated Balance Sheet (Unaudited)

	September 30, 2012	Pro Forma Adjustments	Pro Forma September 30, 2012
ASSETS

Cash and cash equivalents	$1,414,010	$(1,368,849)	$45,161
Accounts receivable	106,971		106,971
Real estate assets, net	2,737,454		2,737,454
Intangible assets, net	1,731,801		1,731,801
Other assets	36,833		36,833

Total assets	$6,027,069	$(1,368,849)	$4,658,220

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable and accrued expenses	$210,760		$210,760
Related party note payable		$400,000	400,000
Below market lease value acquired, net	671,076		671,076
Accrued post employment obligations	864,000		864,000

Total liabilities	1,745,836	400,000	2,145,836

Stockholders' equity	4,281,233	(1,768,849)	2,512,384

Total liabilities and stockholders' equity	$6,027,069	$(1,368,849)	$4,658,220

(1)
We are projecting total transaction expenses of $160,000 for the going private transaction in addition to $1,608,849 payable to the shareholders as part of the reverse split.  The pro forma adjustment represents a deduction from cash and equity of the $160,000 in expected transaction expenses as well as the $1,608,849 payable to shareholders as a part of the reverse split.  The total of $1,768,849 was then deducted from both categories.  The $1,608,849 payable to shareholders is a result of $1.75 times the 919,342 shares of Kent Financial that HBJ Revocable Trust does not own.  We also adjusted cash and liabilities to reflect the $400,000 loan that HBJ Revocable Trust will make to the Company on the Effective Time of the reverse stock split.

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Pro Forma Consolidated Nine Months Statement of Operations (Unaudited)

	Nine Months Ended September 30, 2012	Pro Forma Adjustments	Pro Forma Nine Months Ended September 30, 2011

Revenues:
Rental income	$607,933	$-	$607,933
Tenant reimbursement	46,282		46,282
Other income	55,145		55,145

Total revenues	709,360	-	709,360

Expenses:
Operating and maintenance expenses	187,951		187,951
Property taxes and insurance	93,717		93,717
General and administrative expenses	439,715	160,000	599,715
Depreciation and amortization	306,312		306,312

Total expenses	1,027,695	160,000	1,187,695

Loss before other income (expense)	(318,335)	(160,000)	(478,335)
Other income (expense)
Investing gains (losses)	(16,562)
Interest and dividend income	1,003		1,003

Loss before income taxes	(333,894)	(160,000)	(477,332)
Provision for income taxes	347		347

Net loss	$(334,241)	$(160,000)	$(477,679)

Basic net loss per common share	$(0.12)	$(0.06)	$(0.18)

Basic weighted average number of
Common shares outstanding	2,709,258	2,709,258	2,709,258

(2)  The pro forma adjustments represent what we expect to be the balance of the going private expenses.  We are projecting total expenses of roughly $160,000, none of which we had expended at September 30, 2012.

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Pro Forma Consolidated Year End Statement of Operations (Unaudited)

	Year Ended December 31, 2011	Pro Forma Adjustments	Pro Forma Year Ended December 31, 2011

Revenues:
Rental income	$629,672	$-	$629,672
Tenant reimbursement	54,028		54,028
Interest on mortgage loan	10,531		10,531
Other income	30,599		30,599

Total revenues	724,830	-	724,830

Expenses:
Operating and maintenance expenses	194,777		194,777
Property taxes and insurance	108,515		108,515
General and administrative expenses	1,015,200	(319,337)	695,863
Depreciation and amortization	318,609		318,609

Total expenses	1,637,101	(319,337)	1,317,764

Loss before other income (expense)	(912,271)	319,337	(592,934)
Other income (expense)
Gain on repayment of mortgage	3,608
Interest and dividend income	4,160	(4,160)	-

Loss before income taxes	(904,503)	315,177	(592,934)
Provision for income taxes	398		398

Net loss	$(904,901)	$315,177	$(593,332)

Basic net loss per common share	$(0.33)	$0.11	$(0.22)

Basic weighted average number of
Common shares outstanding	2,758,853	2,758,853	2,758,853

(3)  For the pro forma adjustment, in order to show what the year would have looked like if the transaction had occurred at the beginning of the year, we deducted  from general and administrative expenses  (a) the expected annual savings of $107,000, (b) $152,449 in expenses that we incurred in connection with the reverse stock split by which we took our subsidiary, Kent International Holdings, Inc., private in December 2011, and (c) $59,888 in expenses that we incurred as a result of Kent International Holdings Inc. being public until December 2011.  We also reduced interest income by 100% as we are disbursing almost all of our cash.  The net result is a decrease in the net loss generated.

35

Ratio of Earnings to Fixed Charges

The Company has no debt financings in place.

Book Value Per Share

Our Book Value Per Share as of September 30, 2012 was $1.59 based on a stockholder’s equity of $4,281,233 and 2,693,941 shares of common stock outstanding.

Income Per Share from Continuing Operations

Our net loss per share from continuing operations for the nine months ending September 30, 2012 was $0.12 based on an operating loss of $334,241 and 2,709,258 weighted average shares of common stock outstanding.

Changes and Disagreements with Accountants on Accounting and Financial Disclosure

None.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents that we previously filed with the SEC are incorporated by reference in this Information Statement, except for any discussion therein of the “safe harbor” protections for forward-looking statements provided under The Private Securities Litigation Reform Act of 1995:

i)	the Annual Report on Form 10-K for the year ended December 31, 2011;

ii)	the Form 8-K bearing cover date April 3, 2012;

iii)	the Form 8-K bearing cover date April 3, 2012;

iv)	the Quarterly Report on Form 10-Q for the quarter ended March 31, 2012;

v)	the Quarterly Report on Form 10-Q for the quarter ended June 30, 2012; and

vi)	the Quarterly Report on Form 10-Q for the quarter ended September 30, 2012;

A copy of both the 10-K and the 10-Q for the quarter ended September 30, 2012 accompany this Information Statement.

No document or reports that we file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement is incorporated by reference into this Information Statement. New material information, if any, will be provided in an amended Information Statement.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein (or in any other subsequently filed documents which also is deemed to be incorporated by reference herein) modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

36

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The reverse stock split will result in a going-private transaction subject to Rule 13e-3 of the Exchange Act. The Company is filing a Rule 13e-3 Transaction Statement on Schedule 13E-3 under the Exchange Act with respect to the reverse stock split simultaneously with the dissemination of this Information Statement. The Schedule 13E-3 contains additional information about us. Copies of the Schedule 13E-3 are available for inspection and copying at our principal executive offices during regular business hours by any interested shareholders, or a representative who has been so designated in writing, and may be inspected or copied, or obtained by mail, by written request to Mr. Bryan P. Healey, Chief Executive Officer, Kent Financial Services, Inc., 7501 Tillman Hill Road, Colleyville, Texas 76034. We are currently subject to the information requirements of the Exchange Act and file periodic reports and other information with the SEC. Copies of such reports, this Information Statement and the Schedule 13E-3 may be copied (at prescribed rates) at the public reference facilities maintained by the SEC at these facilities currently located at 100 F Street, NE, Room 1580, Washington, DC 20549. Some of this information may also be accessed on the World Wide Web through the SEC’s internet website at www.sec.gov.

37

Appendix A

FORM OF

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF

KENT FINANCIAL SERVICES, INC.

Pursuant to the provisions of §78.385 and §78.390 of the Nevada Revised Statutes, Kent Financial Services, Inc., a Nevada corporation, hereby adopts the following Certificate of Amendment to its Articles of Incorporation.

ARTICLE I

The name of the entity is Kent Financial Services, Inc. (the “Corporation”).

ARTICLE II

The Articles of Incorporation of the Corporation are amended by revoking current Section 3.1 of Article III and adopting the following in substitution thereof:

“Section 3.1. Authorized Stock.  The aggregate number of shares of capital stock which the Corporation shall have the authority to issue shall be 8,500,000 shares, 8,000,000 of which shall be Common Stock, with a par value of $0.10 per share (the “Common Stock”), and 500,000 of which shall be Preferred Stock, without par value (the “Preferred Stock”). Upon the effectiveness (the “Effective Time”) of the Certificate of Amendment to the Articles of Incorporation, each One Million Seven Hundred Seventy One Thousand One Hundred Seventy Five (1,771,175) shares of issued Common Stock outstanding immediately prior to the Effective Time, shall be combined and reclassified into two (2) fully-paid and non assessable shares of Common Stock; provided, however, that in lieu of any fractional interests in shares of Common Stock to which any shareholder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such shareholder), the Corporation shall pay in cash for such fractional interest $1.75 per share of Common Stock held by such shareholder immediately prior to the Effective Time.”

ARTICLE III

This Certificate of Amendment has been approved in the manner required by the Nevada Revised Statutes and the constituent documents of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officers thereunto duly authorized this ___day of                     , 2013.

KENT FINANCIAL SERVICES, INC.
By:
Bryan P. Healey
President and Chief Executive Officer

A-1

Appendix B

RIGHTS OF DISSENTING OWNERS

NRS 92A.300	Definitions.
NRS 92A.305	“Beneficial stockholder” defined.
NRS 92A.310	“Corporate action” defined.
NRS 92A.315	“Dissenter” defined.
NRS 92A.320	“Fair value” defined.
NRS 92A.325	“Stockholder” defined.
NRS 92A.330	“Stockholder of record” defined.
NRS 92A.335	“Subject corporation” defined.
NRS 92A.340	Computation of interest.
NRS 92A.350	Rights of dissenting partner of domestic limited partnership.
NRS 92A.360	Rights of dissenting member of domestic limited-liability company.
NRS 92A.370	Rights of dissenting member of domestic nonprofit corporation.
NRS 92A.380	Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
NRS 92A.390	Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
NRS 92A.400	Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
NRS 92A.410	Notification of stockholders regarding right of dissent.
NRS 92A.420	Prerequisites to demand for payment for shares.
NRS 92A.430	Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
NRS 92A.440	Demand for payment and deposit of certificates; retention of rights of stockholder.
NRS 92A.450	Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
NRS 92A.460	Payment for shares: General requirements.
NRS 92A.470	Payment for shares: Shares acquired on or after date of dissenter’s notice.
NRS 92A.480	Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
NRS 92A.490	Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
NRS 92A.500	Legal proceeding to determine fair value: Assessment of costs and fees.
__________________________

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(Added to NRS by 1995, 2087)

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1.           Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.           Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.           Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a)           Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1)           If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2)           If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b)           Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c)           Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(d)           Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2.           A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

3.           From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.           There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a)           The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b)           The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1)           Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I)           The surviving or acquiring entity; or

(II)           Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2)           A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2.           There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.           A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2.           A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a)           He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b)           He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

(Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1.           If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2.           If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.

1.           If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

(a)           Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b)           Must not vote his shares in favor of the proposed action.

2.           If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.

3.           A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.           The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2.           The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a)           State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b)           Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c)           Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d)           Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e)           Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1.           A stockholder to whom a dissenter’s notice is sent must:

(a)           Demand payment;

(b)           Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c)           Deposit his certificates, if any, in accordance with the terms of the notice.

2.           The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3.           The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1.           The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2.           The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements.

1.           Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)           Of the county where the corporation’s principal office is located;

(b)           If the corporation’s principal office is not located in this State, in Carson City; or

(c)           At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.

The court shall dispose of the complaint promptly.

2.           The payment must be accompanied by:

(a)           The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b)           A statement of the subject corporation’s estimate of the fair value of the shares;

(c)           An explanation of how the interest was calculated;

(d)           A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e)           A copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2090; A 2007, 2704)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.

1.           A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.           A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2.           A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2.           A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.

3.           The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.           The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.           Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a)           For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b)           For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1.           The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.           The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a)           Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b)           Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.           If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.           In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.           This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092)

Appendix C

FORM OF DEMAND FOR PAYMENT OF FAIR VALUE

KENT FINANCIAL SERVICES, INC.
7501 Tillman Hill Road
Colleyville, Texas 76034
Attn: Mr. Bryan Healey

Re:	Demand for Payment of Fair Value of Fractional Share in Connection with Reverse Stock Split

It is understood that a reverse stock split is to be effected by the Company as described in the Information Statement, dated                     , 2013, made available or sent by the Company to its stockholders (the “Reverse Stock Split”). The undersigned stockholder of Kent Financial Services, Inc. (the “Company”) hereby demands, pursuant to Section 92A.420, Nevada Revised Statutes, that the Company pay to the undersigned the fair value of the shares of Common Stock, par value $0.10 per share. The fair value is to be determined based on the fair value that the undersigned would be entitled to in connection with the Reverse Stock Split if the Company had not elected to pay cash in lieu of issuing such fractional share.

The undersigned hereby certifies that he/she currently beneficially owns ______________ shares of this Company’s Common Stock, before giving effect to the proposed Reverse Stock Split. The undersigned hereby certifies that he acquired beneficial ownership of                      of such shares before December 26, 2012, the date on which the Company first publicly announced its intention to effect the Reverse Stock Split. The undersigned hereby certifies that he or she did not vote for the transaction. The undersigned does not accept the Company’s offer of the estimated fair value. The undersigned estimates that the fair value of the shares currently owned is $                     per share. The undersigned hereby makes a demand for payment of this estimated value plus interest.

(Name as it appears on share certificates)

Address

(Signature)

(Date)

C-1

Appendix D
FORM OF LETTER OF TRANSMITTAL

To accompany certificates of common stock, $0.10 par value per share, of Kent Financial Services, Inc. (“Kent”)

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) for exchange. You are hereby authorized and instructed to prepare in the name of and deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for shares tendered pursuant to this Letter of Transmittal.  Such cash payment shall equal to $1.75 per share of pre-split common stock tendered.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof.    See Instruction 1.

Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your shares, to:

If delivering by mail: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	If delivering by hand or courier: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

For assistance call (877) 248-6417 or (718) 921-8317

Effective at the midnight MST of January __, 2013, the shares of Kent common stock was reverse split on a 2 for 1,771,175 basis.  Thereupon, each 1,771,175 pre-split Kent common shares were converted to two common shares, with holders of less than one whole share after the completion of the Reverse Split entitled to receive cash in lieu of fractional shares in an amount equal to $1.75 per pre-split share. As a result, shareholders owning fewer than 1,771,175 pre-split Kent common shares at the Effective Time will be cashed out and no longer be shareholders of Kent.

The undersigned encloses herewith and surrenders the following certificate(s) representing shares of Kent common stock:

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF SHARES SURRENDERED (Please fill in. Attach separate schedule if needed)
	Certificate No(s)	Number of Shares

TOTAL SHARES F

☐ Check this box if your certificate(s) has been lost, stolen, misplaced or mutilated. See Instruction 5.
SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

Complete ONLY if the check is to be issued in a name which differs from the name on the surrendered certificate(s).  Issue to:

Name:      ____________________________________________

Address:   ____________________________________________

              ____________________________________________

              ____________________________________________

              ____________________________________________

(Please also complete Substitute Form W-9 on the reverse AND see instructions regarding signature guarantee. See Instructions 3, 4, 6 and 7)

Complete ONLY if check is to be mailed to some address other than the address reflected above.  See Instructions 4.  Mail to:

Name:     _______________________________________

Address:  _______________________________________

               _______________________________________

             _______________________________________

             _______________________________________

             _______________________________________

YOU MUST SIGN IN THE BOX BELOW AND FILL OUT AND SIGN THE SUBSTITUTE FORM W-9 ATTACHED HERETO
SIGNATURE(S) REQUIRED Signature(s) of Registered Holder(s) or Agent	SIGNATURE(S) GUARANTEED (IF REQUIRED) See Instruction 3.

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on stock certificate(s).  If signature is by a trustee, executor, administrator, guardian,  attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person, please set forth full title.   See Instructions 2, 3 and 7.

____________________________________________________
Registered Holder

____________________________________________________
Registered Holder

____________________________________________________
Title, if any

Date:   ________________

Phone No.:   _____________________

Unless the shares are tendered by the registered holder(s) of the common stock, or for the account of a participant in the Securities Transfer Agent’s Medallion Program (“STAMP”), Stock Exchange Medallion Program (“SEMP”) or New York Stock Exchange Medallion Signature Program (“MSP”) (an “Eligible Institution”), the signature(s) must be guaranteed by an Eligible Institution.  See Instruction 3.

____________________________________________
Authorized Signature

___________________________________________
Name of Firm

______________________________________________
Address of Firm - Please Print

INSTRUCTIONS FOR SURRENDERING CERTIFICATES
(Please read carefully the instructions below)

1.         Method of Delivery:  Your old certificate(s) and the Letter of Transmittal must be sent or delivered to American Stock Transfer & Trust Company (the “Exchange Agent”).    Do not send your certificates to Kent Financial Services, Inc. The method of delivery of certificates to be surrendered to the Exchange Agent at the address set forth on the front of this Letter of Transmittal is at the option and risk of the surrendering stockholder.  Delivery will be deemed effective only when received.   If you submit this Letter of Transmittal by facsimile, you must also send or deliver your certificate(s) in order to receive payment. If the certificate(s) are sent by mail, registered mail with return receipt requested and proper insurance is suggested.

2.         Payment in the Same Name:  If the check and stock certificate are issued in the same name as the surrendered certificate is registered, the Letter of Transmittal should be completed and signed exactly as the surrendered certificate is registered.  Do not sign the stock certificate(s). Signature guarantees are not required if the certificate(s) surrendered herewith are submitted by the registered owner of such shares who has not completed the section entitled “Special Payment Instructions” or are for the account of an Eligible Institution.  If any of the shares surrendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal exactly as written on the face of the certificate(s).  If any shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.   Letters of Transmittal executed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary capacity who are not identified as such in the registration must be accompanied by proper evidence of the signer's authority to act.

3.         Payment in Different Name:  If the section entitled “Special Payment Instructions” is completed, then signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity that is an Eligible Institution. If the surrendered certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made to a person other than the signer of this Letter of Transmittal, or if the payment is to be made to a person other than the registered owner(s), then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

4.         Special Payment and Delivery Instructions:  Indicate the name in which and address to which the check and stock certificate are to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal.  If Special Payment Instructions have been completed, a Substitute Form W-9 must also be completed for the person named therein, and that person will be considered the record owner.

5.         Letter of Transmittal Required; Surrender of Certificate(s; Lost Certificate(s):  You will not receive your check and stock certificate unless and until you deliver this Letter of Transmittal, properly completed and duly executed, to the Exchange Agent, together with the certificate(s) evidencing your shares and any required accompanying evidences of authority.  If your certificate(s) has been lost, stolen, misplaced or destroyed, contact the Exchange Agent for instructions at (877) 248-6417 or (718) 921-8317 prior to submitting your certificates for exchange.  Any Kent stockholder who has lost certificates should make arrangements (which may include the posting of a bond or other satisfactory indemnification and an affidavit of loss) to replace lost certificates.  Such arrangements should be made with Exchange Agent.

6.         Substitute Form W-9:  Under the federal income tax law, a non-exempt stockholder is required to provide the Exchange Agent with such stockholder's correct Taxpayer Identification Number (“TIN”) on the enclosed Substitute Form W-9.  If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report.  Failure to provide the information on the form may subject the surrendering stockholder to 28% backup withholding on the payment of any cash.  The surrendering stockholder must check the box in Part 4 if a TIN has not been issued and the stockholder has applied for a number or intends to apply for a number in the near future.  If a TIN has been applied for and the Exchange Agent is not provided with a TIN before payment is made, the Exchange Agent will withhold 28% on all payments to such surrendering stockholders of any cash consideration due for their former shares.  Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Exchange Agent.

7.  Stock Transfer Taxes.  If payment is to be made to any person other than the registered holder, or if surrendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable as a result of the transfer to such person will be deducted from the payment for such securities if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in the Letter of Transmittal.

All questions as to the validity, form and eligibility of any surrender of certificates will be determined by the Exchange Agent and ABC and such determination shall be final and binding.  Exchange Agent and the Company reserve the right to waive any irregularities or defects in the surrender of any certificates.  A surrender will not be deemed to have been made until all irregularities have been cured or waived.

 - THIS PAGE INTENTIONALLY LEFT BLANK -

PAYER’S NAME:    American Stock Transfer & Trust Company, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	______________ Social Security Number OR __________________ Employer Identification Number
	Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)	__________________
Payer’s Request for Taxpayer Identification Number (TIN) and Certification
Part 3—Certification Under Penalties of Perjury, I certify that:
(1)The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),
(2)I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and
(3)   I am a U.S. person (including a U.S. resident alien).
Part 4— Awaiting TIN

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE		DATE
NAME
ADDRESS
CITY	STATE	ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME:  American Stock Transfer & Trust Company, LLC
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE:                      FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE MERGER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT TAX INFORMATION

Under current U.S. federal income tax law, a Stockholder who tenders Kent stock certificates that are accepted for exchange may be subject to backup withholding.  In order to avoid such backup withholding, the Stockholder must provide the Exchange Agent with such Stockholder’s correct taxpayer identification number and certify that such Stockholder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith.  In general, if a Stockholder is an individual, the taxpayer identification number is the Social Security number of such individual.  If the Exchange Agent is not provided with the correct taxpayer identification number, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service.  For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the Kent stock certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Stockholder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed Form W-8BEN, or successor form.  Such statements can be obtained from the Exchange Agent.

Failure to complete the Substitute Form W-9 will not, by itself, cause the Kent stock certificates to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any payments made pursuant to the merger.  Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

NOTE:  FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens:  i.e., 000-00-0000.  Employer Identification Numbers have nine digits separated by only one hyphen:  i.e., 00-0000000.  The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —
1. An individual’s account	The individual	8.Sole proprietorship account	The owner(4)
2.Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9.A valid trust, estate or pension trust	The legal entity(5)
3.Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account (1)	10.Corporate account	The corporation
4.Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11.Religious, charitable, or educational organization account	The organization
5.Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12.Partnership account held in the name of the business	The partnership
6.Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13.Association, club, or other tax-exempt organization	The organization
7. a.The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14.A broker or registered nominee	The broker or nominee
b.So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15.Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)
You must show your individual name, but you may also enter your business or “doing business as” name.  You may use either your social security number or employer identification number (if you have one).

(5)
List first and circle the name of the legal trust, estate, or pension trust.  Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.  Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•
The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.
•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.
•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
•	Payments of patronage dividends where the amount received is not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals.  Note:  You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.  FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding.  For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice.  — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS.  The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.  Payers must be given the numbers whether or not recipients are required to file tax returns.  Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.  Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

(2)  Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)  Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Appendix E

Annual Savings Chart

Number	Item	Amount	Description

1.	Registered Public Accountants	$36,500	Audit
		9,000	Quarterly Reviews

2.	Legal Counsel	2,000	Review SEC Filings

3.	Transfer Agent	17,500

4.	XBRL Conversion and EDGAR Filing	15,000

5.	Directors’ Fees	27,000

		$107,000

E-1

APPENDIX F

PRESENTATION TO THE SPECIAL COMMITTEE
KENT FINANCIAL SERVICES INC.
December 17, 2012

SEIDMAN & CO., INC.
INVESTMENT BANKING
Established 1970

TABLE OF CONTENTS

I.	OBJECTIVE AND TRANSACTION

II.	INFORMATION REVIEWED

III.	PROFILE OF KENT FINANCIAL SERVICES INC.

IV.	KENT FINANCIAL SERVICES INC. COMMON STOCK

V.	PRINCIPAL TESTS FOR DETERMINING FAIRNESS

A.	Premium Over Unaffected Market Price

B.	Comparison of Capitalized Ratios with Market Comparable Companies

C.	Price Book Ratio

VI.	CONCLUSION

OBJECTIVE AND TRANSACTION

To analyze and determine fairness, from a financial point of view, to minority shareholders of Kent Financial Services Inc., (“Kent,” “The Company”) of a proposed transaction whereby the remaining outstanding Common Stock of Kent will be subject to purchase by existing majority shareholders.

I.	INFORMATION REVIEWED

In undertaking the analysis of the proposed transaction, we have reviewed and considered the following information and data:

•	The Company’s 10-Ks for the trailing five years as of December 31, 2011;

•	The Company’s 10-Qs for the trailing five years as of September 30, 2012;

•	The Company’s consolidated monthly financial statements for the months ending October 31, and November 30, 2012;

•	The Integra Realty Resources appraisal of the Dallas, Texas GSA Office Property acquired as of April, 2011;

•	Cash and such other assets as the Company may have;

•	The trading history of the Kent Common Stock;

•	The proposed $1.75 cash out price relative to the unaffected price of Kent’s Common Stock;

•	The premium of Kent’s cash out price relative to the premiums paid for other, recent control purchase or going private transactions;

•
The value being provided to Kent Financial Services Inc. shareholders relative to the capitalizing ratios at which “peer group,”  or “market comparable,” companies are selling, as measured by price/tangible net worth and price/latest year’s revenues;

•	The outlook and potential of the Company, based on its present, and announced business plan;

•	The outlook for the US economy and equity market at this time;

•	Such other analysis and tests as were felt to be appropriate.

During the course of our investigation, we conducted interviews with persons who, in our judgment, were capable of providing us with information necessary to complete the assignment, including members of management.  We have assumed that the information and accounting supplied by management and others are accurate, and reflect good faith efforts to describe the current and prospective status of Kent Financial Services Inc., from an operational and financial point of view.  We have relied, without independent verification, upon the accuracy of the information provided by these sources.

II.	PROFILE OF KENT FINANCIAL SERVICES INC.

Kent Financial Services Inc. is a publicly traded , micro capitalization company, (symbol “KENT.PK”), incorporated in the State of Nevada,  principally committed to making investments in cash flowing real properties, offering potential for capital appreciation.  The Company initiated real estate investment activities through the acquisition of a Dallas, Texas, income producing office property.  The 39,329 square foot office building was acquired for approximately $4.3 million in cash, and is 100% leased by the Government’s General Services Administration (GSA) through January 18, 2018 at a rate of $18.98 per square foot.  Kent had approximately $1.3 million of cash on its balance sheet as of November 30, 2012.

III.	KENT FINANCIAL SERVICES INC., COMMON STOCK

Based on the November Financial Statement, Kent has 2,690,517 common shares outstanding, of which approximately 68.11% is owned by Mr. Bryan and Mrs. Jennifer Suzanne Healey1.  The balance of the Company’s common shares are publicly owned and traded.

The common shares of Kent Financial Services Inc. may be regarded as “thinly traded,” averaging approximately 31,220.00 shares traded per month over the 52 weeks ended November 18, 2012, and 26,716.76 per month over the 156 weeks (three years) ended the same date.  These traded share figures represent approximately 1.1913% and 0.9841%, respectively, of the average common shares outstanding.

1 Form 4 dated October 4, 2012

IV.	PRINCIPAL TESTS FOR DETERMINING FAIRNESS

Principal tests for determining the fairness of the offering, from a financial point of view, to the minority shareholders of Kent Financial Services Inc. are analyzed and discussed in the following sections.

A.	Premium Over Trading Price Highs/Lows and Unaffected Market Price

One critical test of a transaction’s fairness, from a financial point of view, is the measure of the cash price being offered relative to the unaffected price of the subject common stock, and how this compares with the premiums of other recent transactions.

The unaffected closing price, the share price prior to announcement or transaction speculation, of Kent’s common shares as of November 18, 2012 was $1.14.  The cash out price for Kent’s common shares is indicated at a $1.75 per share equivalent, a premium of 53.51% relative to the unaffected price.

 A universe of nineteen recent purchase or going private transactions have been reviewed, as evidenced in the data on the following page.  The average premium over the unaffected price of the 19 recent transactions is indicated at 23.31%, the median at 24.25%.

 The premium being proposed for the minority shareholdings of Kent, at 53.51%, is indicated to be substantially higher than that paid on average, or median, in similar transactions at this time.

At the same time, the $1.75 cash out price is at a 7.41% discount from a one day 156 week (three years) high price of the stock and approximately a 68.27% premium over the 156 (three years) week trading price low.   $1.75 also yields a premium of 50.77% and 32.16% over the 52 week and 156 week averages, respectively.

The premium of the cash out price to unaffected Kent stock price relative to that provided in other, recent transactions, and the premium over the historic three-year Kent average trading price is indicative of fairness from a financial point of view.

B.	Comparison of Capitalized Ratios with Market Comparable Companies

Another critical test of fairness involves the comparison of capitalizing ratios being paid for Kent with the capitalizing ratios of “Peer Group” or “Market Comparable” companies, focusing on Price/Tangible Net Worth per Share and Price/Revenue per Share.  These ratios provide a guideline in determining appropriate value to be paid to minority shareholders in approximately the same industry.  In general, where the capitalized ratios being paid in a transaction are approximately in line or higher than the ratios of the market comparables, fairness in this test would be indicated.

A challenge lies in isolating a sizable universe of publicly traded real estate investment companies with operations approximately comparable to Kent Financial Services Inc.  In this connection, a universe of ten market comparable companies have been selected, of which some are significantly larger in revenues and net worth than Kent.

The following lists the companies chosen for deriving comparative capitalizing ratios.

Name	Ticker	Operations	Mkt Cap (Millions)	Revenues (thousands)
Pacific Office Properties	PCFO.PK	REIT-Office	$8	$58,739
Pacific Office Properties Trust, Inc., formerly Arizona Land Income Corporation, is a real estate investment trust (REIT). The Company is focused on acquiring, owning and operating office properties in Honolulu and the western United States, including southern California and the greater Phoenix metropolitan area. The Company owns whole interests in eight fee simple and leasehold office properties (consisting of 11 office buildings) and owns interests in seven joint ventures, (including managing ownership interests in six of those seven) holding 16 office properties (consisting of 34 office buildings).				
Prime Group Realty Trust	PMGEP.PK	REIT-Office	$19	$7,628
Owns, manages, leases, develops and redevelops office and industrial properties nationwide.				
Income Opportunity Realty Investors	IOT	Real Estate Development	$11.50	$5,644
Income Opportunity Realty Investors, Inc. operates in the real estate sector in the United States. As of March 31, 2009, it had 3 commercial properties consisting of 1 office building, 1 industrial warehouse, and 1 shopping center; and 211 acres of unimproved land situated in Farmers Branch, Texas. The company also involves in financing real estate and real estate related activities through investments in mortgage loans. Income Opportunity Realty Investors was founded in 1984 and is based in Dallas, Texas. As of July 17, 2009, Income Opportunity Realty Investors, Inc. operates as a subsidiary of Transcontinental Realty Investors Inc.				
Gyrodyne Company of America	GYRO	REIT - Office	$107.50	$5,149
Gyrodyne Company of America, Inc. (Gyrodyne) is a self-managed and self-administered real estate investment trust (REIT). The Company's primary business is the investment in and the acquisition, ownership and management of a geographically diverse portfolio of medical office and industrial properties and development of industrial and residential properties. It had 100% ownership in three medical office parks comprising approximately 131,000 rentable square feet and a multitenant industrial park comprising 128,141 rentable square feet. In addition, the Company has approximately 68 acres of property in St. James, New York and an approximate 9.32% limited partnership interest in a limited partnership which owns an undeveloped Florida property. Gyrodyne also owns and manages 139,000 square feet of medical office space, all of which is occupied, with properties in the suburbs of New York City and Washington, DC.				
CapLease	LSE	REIT - Office	$5.05	$159,275
CapLease, Inc. is a real estate investment trust (REIT) that primarily owns and manages single tenant commercial real estate properties subject to long-term leases to high credit tenants. The Company focuses on properties that are subject to a net lease, or a lease that requires the tenant to pay all property operating expenses, such as utilities, real estate taxes, insurance and routine maintenance. It operates in two segments: operating real estate (including its investments in owned real properties) and debt investments (including its loan investments, as well as its investments in securities). In addition to its portfolio of owned properties, the Company has modest portfolio of first mortgage loans and other debt investments on single tenant properties. In June 2012, the Company purchased approximately 175,000 square foot Class A office building located in The Woodlands in Houston, Texas.				
MPG Office Trust	MPG	REIT - Office	$2.90	$332,338
MPG Office Trust, Inc. is a self-administered and self-managed real estate investment trust (REIT). The Company is the owner and operator of Class A office properties in the Los Angeles central business district (LACBD). The Company holds approximately 88.7% controlling interest in MPG Office, L.P. (the Operating Partnership) and is the general partner of the Operating Partnership. Through the Operating Partnership, the Company owns, manages and leases real estate located in the greater Los Angeles area of California; Orange County, California; San Diego, California, and Denver, Colorado. These locales primarily consist of office properties, parking garages and land parcels. The Company disposed of development land and 1.7 million square feet of office space. During 2011, the Company sold its hotel property segment.				
Franklin Street Properties	FSP	REIT - Office	$981.98	$158,400
Franklin Street Properties Corp. (FSP Corp) is a real estate investment trust (REIT). FSP Corp holds, directly and indirectly, 100% of the interest in three former subsidiaries: FSP Investments LLC, FSP Property Management LLC, and FSP Holdings LLC. Real estate operations include rental income from real estate leasing, interest income from secured loans made office properties and fee income from asset/property management. During the year ended December 31, 2011, the Company discontinued its investment banking segment. On June 24, 2011, the Company sold its one industrial property located in Savage, Maryland. On January 21, 2011, FSP Corp's one office property located in Falls Church, Virginia was sold. In July 2012, it acquired an office building in the Central Perimeter Submarket of Atlanta, Georgia. In November 2012, the Company acquired an office property in the Westchase Submarket of Houston, Texas.				
Parkway Properties	PKY	REIT - Office	$540.84	$216,200
Parkway Properties, Inc. (Parkway) is a self-administered real estate investment trust (REIT) specializing in the ownership of office properties in higher growth submarkets in the Sunbelt region of the United States. In Parkway's core markets, the Company owns or has an interest in 34 office properties located in seven states with an aggregate of approximately 8.4 million square feet of leasable space at March 1, 2012. The non-strategic office properties include 11 properties that were classified as held for sale at December 31, 2011, and four properties in non-strategic markets including Columbia, South Carolina, Jackson, Mississippi, Memphis, Tennessee and New Orleans, Louisiana. In June 2012, the Company purchased Hearst Tower and sold The Pinnacle at Jackson Place and Parking at Jackson Place. In July 2012, the Company sold 100 Ashford Center and Peachtree Ridge, both located in Atlanta.				
First Potomac Realty Trust	FPO	REIT - Office	$371.98	$189,099
First Potomac Realty Trust, a real estate investment trust (REIT), engages in the ownership, development, redevelopment, and operation of industrial properties and business parks in the Washington, D.C. metropolitan area, and other markets in Maryland and Virginia. As of March 31, 2008, it owned approximately 11.4 million square feet.				
Corporate Office Property Trust	OFC	REIT - Office	$1,258.82	$562,473
Corporate Office Properties Trust, a real estate investment trust (REIT), engages in the acquisition, development, ownership, management, and leasing of suburban office properties.

Financial data on these 10 companies, along with that of Kent, is found in the table following.

Nearly all of the comparable companies have larger revenues, net worth and market capitalizations than Kent, frequently faster rates of revenue growth and half of the comparable companies pay a dividend, whereas Kent does not.  Focusing on the two critical capitalizing ratios (Price/Tangible Net Worth per Share and Price/Revenues per Share) the Kent cash out equivalent of $1.75 per common share results in Kent derived ratios exceeding both the average and median for the market comparable universe.  This is reflected in the summary below herein where it is indicated that the Price/Tangible Net Worth per Share for Kent is 1.89x, that of the average for the market comparables is 0.83x, and for the median 1.08x.  In turn, the Kent Trailing Twelve Month Price/Revenues approximates 4.86x, that of the market comparable, 4.49x, the median 2.12x.

1 Form 4 dated October 4, 2012

COMPARISON OF MARKET COMPARABLE CAPITALIZING RATIOS WITH THAT OF KENT FINANCIAL SERVICES INC.

This test of relative capitalizing factors provides further evidence of fairness, from a financial point of view, to the minority Shareholders in the indicated $1.75 per share equivalent price being offered Kent minority shareholders.

C.	Price Book Ratio

The cash out price of $1.75 reflects an 88.79% premium over the firm’s tangible book value of $0.93 per common share, some 52.63% of which is cash.  This premium, particularly relative to the cash portion, further indicates the transactions fairness to the minority shareholders of Kent Financial Services Inc.  The composition of the Company’s tangible net worth per share, and related premium follows.

V.	CONCLUSION

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.  It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion.  Our opinion is limited to the fairness, from a financial point of view, to the holders of the Company’s Common Stock.  We are expressing no opinion herein as to the price at which the Company Common Stock will trade at any future time.

Giving consideration to all of the information reviewed above, in particular the premium over unaffected price relative to other recent transactions, the Kent cash out price/book and price/revenue ratios relative to a universe of comparables,  and the absolute price/book ratio premium, among other factors, it is our considered professional judgment that the indicated cash out value of $1.75 per common share is fair to the minority shareholders of Kent Financial Services Inc., from a financial point of view.

Appendix G

Incorporated by pdf reference

G-1

Appendix H

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K/A
Amendment No. 1
MARK ONE:
[X]	Annual Report under Section 13 or 15(d) of the Securities Exchange Act of 1934
For the fiscal year ended December 31, 2011

[ ]	Transition Report under Section 13 or 15(d) of the Securities Exchange Act of 1934
For the transition period from _________________ to _________________.

Commission file number 1-7986

KENT FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	75-1695953
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7501 Tillman Hill Road, Colleyville, Texas	76034
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number   (682) 738-8011

Securities registered under Section 12(b) of the Exchange Act:
None

Securities registered under Section 12(g) of the Exchange Act:
Common Stock, par value $.10 per share

Indicate by check mark if the registrant is a well-known season issuer, as defined in Rule 405 of the Securities Act. [ ]

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act. [ ]

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.Yes   X      No _____

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files.)  Yes   X        No _____

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K  is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check One)
Large accelerated filer ___   Accelerated filer ___   Non-accelerated filer ___   Smaller reporting company    X

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes                       No   X

The aggregate market value of the common stock held by non-affiliates of the registrant, based upon the closing sale price on the NASDAQ Capital Markets as of June 30, 2011, was approximately $1.075 million.  At February 29, 2012, there were 2,702,964 shares of common stock outstanding.

Amendment No. 1

This amendment is being filed in order to correct the number of shares outstanding at February 29, 2012 and minor typographical errors.

PART I

Item 1.   BUSINESS

Kent Financial Services, Inc.’s (“Kent” or the “Company”) business is operating as a real estate corporation through its wholly owned subsidiary, Kent International Holdings, Inc. (“Kent International”).  Kent was formed in 1988 as a Delaware corporation and reincorporated in Nevada in 2006 by a merger into a newly formed, wholly owned Nevada subsidiary with the same name that was the surviving corporation of the merger.

General

Except for the historical information contained herein, the matters discussed in this Annual Report on Form 10-K are forward-looking statements that involve risks and uncertainties.  For a discussion of certain factors that may affect the outcome projected in such statements, see Item 1A (“Risk Factors”) of this Annual Report, as well as factors noted in the balance of this Item 1 (“Description of Business”).  Actual results may differ materially from those projected.  These forward-looking statements represent the Company’s judgment as of the date of the filing of this Annual Report.  However, the Company disclaims any intent or obligation to update these forward-looking statements.

Real Estate

On March 22, 2011, the Company, through a wholly owned subsidiary of Kent International, Kent Texas Properties, LLC (“KTP”), acquired the land and improvements located at 4211 Cedar Springs Road (the “Property”) in Dallas, Texas.  The acquisition was funded using cash on hand and the Property is not subject to any loans or encumbrances.  KTP was organized for the purpose of owning the Property, and has not engaged in any other business activity.  Commencing with this purchase, the Company began to operate as a real estate corporation that owns and operates an income producing property.  We will look to opportunistically acquire additional income producing properties such as commercial buildings, small shopping centers or apartment buildings, or any other type of income producing property that offers a suitable yield.  We will focus our search primarily in the Dallas/Fort Worth area; however, we will not limit our search to that market.  Alternatively, management will also continue to pursue other acquisition opportunities that offer potentially profitable uses for the Company’s available capital.

The Company’s general investment strategy shall be to make investments in real properties that offer attractive current yields with, in some cases, potential for capital appreciation.  We may buy these properties directly, through joint ventures, or as general partner in limited partnerships utilizing funds raised from accredited investors.  We believe that the current economic climate together with a restriction in credit available to would be purchasers of real estate may enable the Company to acquire properties at favorable prices by funding the purchases with cash on hand.  We would then attempt to obtain a mortgage on said properties after closing.  We are currently reviewing opportunities to obtain a commercial mortgage loan meant to refinance our purchase of 4211 Cedar Springs; however, we have not yet made a formal application for a mortgage and  are uncertain whether any mortgage will be approved or what terms may be offered.

Our efforts to acquire properties on favorable terms will be limited by the competition we shall face in securing real estate opportunities.  We compete in acquiring and leasing facilities with small private real estate companies and investors.   The market for real estate investors is generally highly competitive and fragmented. Our competitors are numerous, consisting mainly of small and regional private firms.  Many of them, however, have both financial and personnel resources far exceeding our own, which they can use to their advantage in negotiation for an acquisition. Once we acquire a property, our ability to attract and retain tenants will depend on cost, location, amenities offered and suitability of the space for a particular tenant compared with other properties that a prospective tenant may consider. Additionally, the Property will be subject to competition for tenants at the end of the GSA lease term.  As this term is for a minimum of 6 years and is more likely for 11 years, we are unable to predict the Property’s competitiveness in the Dallas/Fort Worth market when it becomes available.

Securities Broker-Dealer

In 2009 Kent International’s subsidiary, Kent Capital, Inc. (“Kent Capital”), registered with the Financial Industry Regulatory Authority (FINRA), and began business as a securities broker-dealer.  Kent Capital received regulatory approval to operate as a broker-dealer in December 2009.  To date it has not engaged in any completed transaction.  The broker-dealer business is an extremely competitive business and Kent Capital’s competitors would include organizations that have substantially more employees and greater financial resources.  In the event Kent Capital decides to accept customer accounts or otherwise accept investment funds to manage, Kent Capital will compete with banks, insurance companies, hedge funds, private equity funds and other investment companies for such funds.

To generate revenue Kent Capital may raise capital through private placements from accredited and institutional investors for investments in real estate and real estate related projects.  These projects could include foreclosure properties, land (both finished and unfinished lots), partially finished commercial or residential projects, farmland or timberland, medical properties, commercial office properties, student housing properties, multi-family properties, residential properties, and energy efficiency, cogeneration, solar or wind projects.  Kent Capital would market these opportunities only to accredited investors who might be high net worth individuals or institutions and would be compensated by the issuer of the securities.

Real Estate Syndication may be a derivative of Kent Capital’s real estate related private placement business as we may at times acquire a property or project prior to seeking investor interest.  In most cases, Kent Capital would then act as the sponsor of the syndicate and sell limited partnership interests in the property or project while remaining the general partner.  In other cases, the Company may decide to hold the property for future resale.  The Company will have the ability to close acquisitions quickly without requiring us to raise investor capital.  This would allow Kent Capital to market the opportunity to appropriate investors without time constraints.  Presently, the Company does not intend to sell interests in the Property.

Kent Capital is also approved to trade securities for its own account.  All trading would be performed in a brokerage account opened in Kent Capital’s name at a discount brokerage such as Charles Schwab or Fidelity in order to minimize commission expenses and trading costs.

Business Development Activities

The Company may also serve as a vehicle for the acquisition of another company (a ‘‘target business’’).  The Company may use its available working capital, capital stock, debt or a combination of these to effect a business combination with a company seeking to establish a public trading market for its securities while avoiding the time delays, significant expense, loss of voting control and other burdens including significant professional fees of an initial public offering.  A business combination may be with a financially stable, mature company or a company that is in its early stages of development or growth, which could include companies seeking to obtain capital and to improve their financial stability.

The Company will not restrict its search to any particular industry; rather, it may investigate businesses of essentially any kind or nature and participate in any type of business that may, in management's opinion, meet the business objectives as described in this report.  The Company emphasizes that the description in this report of the business objective of seeking an operating business is extremely general and is not meant to restrict management discretion to seek and enter into potential business opportunities.

The Company has not identified the particular business in which it will seek to engage, nor has it conducted any market studies with respect to any business or industry to evaluate the possible merits or risks of the target business or industry in which the Company ultimately may operate.  To the extent the Company enters into a business combination with a financially unstable company or an entity in its early stage of development or growth, including entities without established records of revenues or earnings, or starts its own new business, the Company will become subject to numerous risks inherent in the business and operations of financially unstable and early stage or developing companies.  In addition, to the extent that the Company effects a business combination with an entity in an industry characterized by a high level of risk or starts its own new business in such an industry, the Company will become subject to the currently unascertainable risks of that industry.  An extremely high level of risk frequently characterizes certain industries that experience rapid growth.  In addition, although the Company will endeavor to evaluate the risks inherent in a particular industry or target business, the Company cannot assure you that it will properly ascertain or assess all significant risk factors.

Sources of target businesses

The Company anticipates that target business candidates may be brought to the Company’s attention from various unaffiliated sources, including securities broker-dealers, investment bankers, private equity groups, venture capitalists, bankers, business brokers and other members of the financial community, who may present solicited or unsolicited proposals.  The Company’s officers and directors and their affiliates may also bring to the Company’s attention target business candidates.

Selection of a target business and structuring of a business combination

The Company’s management will have significant flexibility in identifying and selecting a prospective target business. In evaluating a prospective target business, management may consider, among other factors, the following:

•	the financial condition and results of operation of the target;
•	the growth potential of the target and that of the industry in which the target operates;

•	the experience and skill of the target's management and availability of additional personnel;
•	the capital requirements of the target;
•	the competitive position of the target;
•	the stage of development of the target's products, processes or services;
•	the degree of current or potential market acceptance of the target's products, processes or services;
•	proprietary features and the extent and quality of the intellectual property or other protection of the target's products, processes or services;
•	the regulatory environment of the industry in which the target operates;
•	the prospective equity interest in, and opportunity for control of, the target; and
•	the costs associated with effecting a business combination.

These criteria are not intended to be exhaustive.  Any evaluation relating to the merits of a particular business combination will be based, to the extent relevant, on the above factors as well as other considerations deemed relevant by the Company’s management in connection with effecting a business combination consistent with the Company’s business objective.  In connection with the evaluation of a prospective target business, the Company anticipates that it will conduct an extensive due diligence review that will encompass, among other things, meetings with incumbent management and inspection of facilities, as well as a review of financial or other information that will be made available to us.

The Company does not expect that these activities will generate any significant revenues for an indefinite period as these efforts are in their early stages.  As a result, these programs may produce significant losses until such time as meaningful revenues are achieved.

Employees

As of February 29, 2012, the Company and its subsidiaries had two full-time employees.

Item 1A. RISK FACTORS

Our business operations may continue to produce losses, which would result in atrophy of the Company’s cash resources.

The Company had net losses of $703,763 and $502,604 in 2011 and 2010, respectively and had very limited business operations during 2010.  Although the purchase of the Property has increased revenues significantly, the Company cannot assure stockholders that it will not continue to have losses after depreciation and amortization under generally accepted accounting standards.  Properties acquired by the Company: (i) may not operate at a profit; (ii) may not perform to the Company’s expectations; (iii) may not appreciate in value; (iv) may depreciate in value; and/or (v) may not ever be sold at a profit.  The marketability and value of any properties will depend upon many factors beyond the Company’s control, including but not limited to general economic conditions, zoning laws, tax laws and the availability of financing.  If our investments in properties do not generate sufficient income to offset our administrative expenses, the Company will continue to incur losses, which will reduce our cash resources and would be likely to reduce the market value of our common stock.

The Company may invest in joint ventures, the success of which would depend on the skills and fidelity of our joint venture partner.  Malfeasance or misfeasance by a joint venture partner could result in a failure of the project and loss of our investment.

The Company may acquire properties through joint ventures, which could subject the Company to certain risks that may not otherwise be present if investments were made directly by the Company. These risks include: (i) the potential that the Company’s joint venture partner may not perform; (ii) the joint venture partner may have economic or business interests or goals which are inconsistent with or adverse to those of the Company; (iii) the joint venture partner may take actions contrary to the requests or instructions of the Company or contrary to the Company’s objectives or policies; and (iv) the joint venture partners may not be able to agree on matters relating to the property they jointly own.

Properties that we acquire may have previously suffered release of hazardous materials or otherwise be out of compliance with environmental regulations, the remediation of which could result in significant expenses for the Company.

Various federal, state and local laws and regulations subject property owners and operators to liability for reporting, investigating, remediating, and monitoring regulated hazardous substances released on or from a property.  These laws and regulations often impose strict liability without regard to whether the owner or operator knew of, or actually caused, the release.  The presence of, or the failure to properly report, investigate, remediate, or monitor hazardous substances could adversely affect the financial condition of the Company or the ability of the Company to operate the properties. In addition, these factors could hinder the Company’s ability to borrow against the properties. The presence of hazardous substances on a property also could result in personal injury or similar claims by private plaintiffs. In addition, there are federal, state and local laws and regulations which impose requirements on the storage, use, management and disposal of regulated hazardous materials or substances. The failure to comply with those requirements could result in the imposition of liability, including penalties or fines, on the owner or operator of the properties. Future laws or regulations could also impose unanticipated material environmental liabilities on the Company in connection with any of the properties. The costs of complying with these environmental laws and regulations for the Company’s properties could adversely affect the Company’s operating costs and, if contamination is present, the value of those properties.

Real properties are illiquid investments.  If we are unable to adjust our portfolio in response to changes in economic or other conditions or sell properties if or when we decide to do so, we may suffer a significant reduction in the value of our assets.

Real properties are illiquid investments and we may be unable to adjust our portfolio in response to changes in economic or other conditions.  In addition, the real estate market is affected by many factors, such as general economic conditions, availability of financing, interest rates and other factors, including supply and demand, all of which are beyond our control.  Particularly in light of the current economic conditions, we cannot predict whether we will be able to sell any property for the price or on the terms set by us, or whether any price or other terms offered by a prospective buyer would be acceptable to us.  We also cannot predict the length of time needed to find a willing buyer and to close the sale of a property or the disposition of properties that are in default.  In addition, the availability of financing and current market conditions may delay or prevent the closing of a sale of a property even if the price and other terms of the transaction were acceptable to us.  The foregoing could mean that we may be unable to complete the sale of identified properties in the near term or at all.

Because our rental income currently is dependent on a single tenant, any disruption of our relationship with that tenant would eliminate most of the Company’s revenue and cause a reduction in our cash reserves.

The General Services Administration (“GSA”) currently occupies 100% of our total rentable space and is responsible for 100% of our anticipated rental income.  Although leases with GSA are not subject to annual appropriation as a part of the budget process for the Federal Government, Federal fiscal issues may cause the GSA to vacate the property at the end of the lease term.

If our insurance is not adequate to cover a catastrophic loss to our Properties, a catastrophe could result in a serious loss or, in the extreme, the bankruptcy of the Company.

There are certain types of risks, generally of a catastrophic nature, such as earthquakes, floods, windstorms, act of war and terrorist attacks that may be uninsurable, or are not economically insurable, or are not fully covered by insurance. Moreover, certain risks, such as mold and environmental exposures, generally are not covered by our insurance. Should an uninsured loss or a loss in excess of insured limits occur, we could lose our equity in the affected property as well as the anticipated future cash flow from that property. Any such loss could have a material adverse effect on our business, financial condition and results of operations.

If we fail to maintain an exemption from the Investment Company Act, the cost of complying with that Act would harm our results of operations and the regulations under the Act would significantly limit our business opportunities.

We intend to conduct our business so as not to become regulated as an investment company under the Investment Company Act of 1940, as amended.  That Act imposes significant restrictions on the business activities of public entities which have a certain percentage of their assets invested in “investment securities.”  Our desire to avoid regulation under the Act will limit the type of investments that we can make.  In the first instance, we will generally seek to invest in entities in which we will hold 50% or more of the voting control, since such investments are excluded from the definition of “investment securities.”

The Investment Company Act also exempts from regulation entities that are primarily engaged in the business of purchasing or otherwise acquiring mortgages and other liens on, and interests in, real estate. Under the current interpretation of the SEC staff, in order to qualify for this exemption, we must maintain at least 55% of our assets directly in these qualifying real estate interests.  However, not all real estate investments are qualifying real estate interests for purposes of this exemption.  In particular, investments in limited partnership interests are not considered to qualify.  Therefore, if we seek to qualify for the real estate company exemption, the type of investments that we can make will be further limited.

The analysis relating to whether a company qualifies as an investment company can involve technical and complex rules and regulations.  If we own assets that qualify as “investment securities” as such term is defined under the Investment Company Act and the value of such assets exceeds 40% of the value of our total assets, we could be deemed to be an investment company and be required to register under the Investment Company Act.  Registered investment companies are subject to a variety of substantial requirements that could significantly impact our operations.  The costs and expenses we would incur to register and operate as an investment company, as well as the limitations placed on our operations, could have a material adverse impact on our operations and your investment return.  In order to operate in a manner to avoid being required to register as an investment company, we may be unable to purchase assets we would otherwise want to purchase or we may need to sell assets we would otherwise wish to retain.  This situation may impede our efforts to achieve profitable operations.

The expenses related to identifying a target business and to completing a business combination will increase the losses of the Company.

Until presented with a specific opportunity for a business combination, the Company is unable to ascertain with any degree of certainty the time and costs required to select and evaluate a target business and to structure and complete the business combination.  Any costs incurred in connection with the identification and evaluation of a prospective target business with which a business combination is not ultimately completed will result in a loss and reduce the amount of capital otherwise available to complete a business combination and thereafter operate the acquired business.  The Company cannot assure you that it will be successful in identifying a target business and completing a business combination on terms favorable to its stockholders, if at all.

The tax treatment of a potential business combination is not clear.

The Company will endeavor to structure a business combination so as to achieve the most favorable tax treatment to it and to the target business and the stockholders of both companies.  The Company cannot assure you; however, that the Internal Revenue Service or appropriate state tax authorities will agree with the Company’s tax treatment of the business combination.

We have limited ability to evaluate the target business' management; we cannot anticipate what role, if any, the Company’s management will play in a combined business and whether our management has the necessary experience to manage the combined business; we do not know if we will be able to recruit more management if necessary.

Although the Company intends to carefully scrutinize the management of a prospective target business before effecting a business combination, it cannot assure you that its assessment of the target's management will prove to be correct.  In addition, the Company cannot assure you that the target's future management will have the necessary skills, qualifications or abilities to manage a public company.  Furthermore, the future role of the Company’s officers and directors, if any, in the target business cannot presently be stated with any certainty.  While it is possible that one or more of the Company’s officers and directors will remain associated in some capacity following a business combination, it is uncertain whether all of them will devote their full efforts to the Company’s affairs after a business combination.  Moreover, the Company cannot assure you that its officers and directors will have significant experience or knowledge relating to the operations of the particular target business.

The Company may seek to recruit additional management personnel to supplement the incumbent management of the target business.  The Company cannot assure you, however, that it will be able to recruit additional managers who have the requisite skills, knowledge or experience necessary to enhance the incumbent management and successfully operate the target business.

In our search for an appropriate combination partner, we will have to compete with other entities with more experience and greater resources; after a successful business combination we shall have to face the competitors of the operating company we combine with.

The Company may encounter intense competition from other entities seeking to combine with a privately held operating company.  Many of these entities, including financial consulting companies and venture capital firms, have longer operating histories and have extensive experience in identifying and effecting business combinations.  Many of these competitors also possess significantly greater financial, technical and other resources than does the Company.  The Company cannot assure you that it will be able to effectively compete with these entities. Consequently, the Company may acquire a company with less favorable prospects then it would otherwise prefer, thus making its long-term prospects for success less likely.

If the Company effects a business combination, it will become subject to competition from the competitors of the acquired business.  In particular, industries that experience rapid growth frequently attract larger numbers of competitors, including competitors with greater financial, marketing, technical and other resources than the Company.  The Company cannot ascertain the level of competition it will face if it effects a business combination, and it cannot assure you that it will be able to compete successfully with these competitors.

Broker-Dealer Risks

The securities industry is, by its nature, subject to various risks, particularly in volatile or illiquid markets, including the risk of losses resulting from the ownership of securities, customer fraud, employee errors and misconduct and litigation.  Kent Capital is engaged in an extremely competitive business and its competitors include organizations that have substantially more employees and greater financial resources.  Kent Capital may also compete for investment funds with banks, insurance companies, hedge funds, private equity funds and other investment companies.

Item 2.  PROPERTIES

Executive Offices

The Company’s executive offices are located in Colleyville, Texas.  As the Company currently has only two employees, the executive offices consist of a small office space which is adequate for the current and anticipated operations of the Company.

Office Buildings

The Company currently owns one office building located at 4211 Cedar Springs Road, Dallas, Texas which is a single tenant office building that is 100% leased to the GSA.  The initial lease with the GSA has just over six years remaining with a provision for a five year renewal option.  The following table sets forth the location and size of the Property along with annualized gross rent, rented square feet and rent per square foot as of December 31, 2011.  As of December 31, 2011, the Property is unencumbered by debt.  The Property is under lease to the GSA.  The initial term of the GSA lease runs until January 18, 2018 with an optional five year renewal period from January 2018 to January 2023.  The base rent during the initial term is $746,464 annually and includes a provision of $123,099 annually for the reimbursement of tenant improvement allowances.  The base rent during the renewal term is $623,365.

Property/State	Total Gross Leasable Area (Square Feet)	Rented Square Feet	Annualized Gross Rent	Rent per Square Foot	2011 Property Taxes

4211 Cedar Springs Road, TX	39,329	39,329	$746,464	$18.98	$117,256

Item 3.  LEGAL PROCEEDINGS

None

Item 4.  MINE SAFETY DISCLOSURES

Not Applicable.

PART II

Item 5.  MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Shareholders of Record

As of February 29, 2012, the Company had 1,235 stockholders of record of its common stock.  The closing price of the common stock was $1.14 on February 29, 2012.

Market Information

Effective December 30, 2011, the Company’s common stock began quoting on the OTC Pink Market, under the symbol “KENT”.  Prior to December 30, 2011, the Company’s common stock traded on the NASDAQ Capital Market under the symbol "KENT".

The table below sets forth the high and low sales price per share of the common stock for the periods indicated, as reported on either NASDAQ or in the OTC Pink Market:

	High	Low
Calendar Quarter:

2011

First Quarter	$1.59	$1.13
Second Quarter	2.05	1.11
Third Quarter	1.88	1.11
Fourth Quarter	1.45	1.02

2010

First Quarter	$1.42	$1.26
Second Quarter	1.65	1.49
Third Quarter	1.49	1.21
Fourth Quarter	2.43	1.27

Dividends

The Company did not declare or pay any dividends in 2011 or 2010.

Equity Compensation Plan Information

On November 25, 2005, shareholders of the Company approved the 2005 Stock Option Plan making a total of 400,000 common stock options available for issuance.  The Company did not record stock-based compensation expense for the years ended December 31, 2011 or 2010 as no options were earned during these periods.  At December 31, 2011, the Company had no common stock options outstanding.

The following table provides a summary of the securities authorized for issuance under equity compensation plans, the weighted average price and number of securities remaining available for issuance, at December 31, 2011.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)

Equity Compensation Plans Approved by Security Holders

2005 Stock Option Plan	N/A	N/A	400,000

Equity Compensation Plans not Approved by Security Holders	N/A	N/A	N/A

Total	N/A	N/A	400,000

Repurchase Plans

ISSUER PURCHASES OF EQUITY SECURITIES
(COMMON STOCK-AUGUST 2004 REPURCHASE PLAN) (1)

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
October 1, 2011 - October 31, 2011			-	64,769
November 1, 2011 - November 30, 2011	-		-	64,769
December 1, 2011 - December 31, 2011	8,374	$1.12	8,374	241,626
Total	8,374	$1.12	8,374	241,626

(1)
In August 2004, the Board of Directors approved a plan to repurchase up to 200,000 shares of the Company’s common stock. In December 2011, the Board of Directors approved an increase in the amount of shares available to repurchase under the plan from 64,769 shares to 250,000 shares.  This plan has no expiration date.

Item 6.  SELECTED FINANCIAL DATA

Not Applicable.

Item 7.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with the Company’s Financial Statements and Notes thereto included elsewhere in this Form 10-K.  Statements in this report relating to future plans, projections, events or conditions are forward-looking statements.  Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected and include, but are not limited to, the risks discussed below, the risks discussed in the section of this Form 10-K entitled “Risk Factors” and risks discussed elsewhere in this Form 10-K.  The Company expressly disclaims any obligation or undertaking to update these statements in the future.

Results of Operations

The Company had a consolidated net loss of $703,763 ($.26 basic and fully diluted loss per share) in 2011, compared to a consolidated net loss of $502,604 ($.18 basic and fully diluted loss per share) in 2010.  The increase in the net loss was caused by a combination of the due diligence and closing costs related to the acquisition of the Property on March 22, 2011 together with due diligence, legal and consulting fees incurred by Kent International related to the going private transaction.

Property Revenues

During the period from March 22, 2011, when we acquired the Property, to December 31, 2011 the Property generated $629,672 in rental income and $54,028 in expense reimbursements.  The initial term of the GSA lease runs until January 18, 2018 with an optional five year renewal period from January 2018 to January 2023.  The base rent during the initial term is $746,464 annually and includes a provision of $123,099 annually for the reimbursement of tenant improvement allowances.  The base rent during the renewal term is $623,365.

The lease rate includes an operating expense base of $187,206 annually (excluding property taxes) and a real estate tax base of $70,189.  The base year operating expenses are adjusted annually via the Cost of Living Index (COLI) and the GSA is responsible for any increases over the adjusted base year expenses.  This calculation resulted in an expense reimbursement of $6,961 and a property tax reimbursement of $47,067 in 2011.  In theory, a decrease in the COLI could result in a negative adjustment to base year expenses and thus, a decrease in reimbursed expenses.

Interest on Mortgage Loan

The Company’s subsidiary, Kent International, recorded $10,531 in interest on mortgage loans receivable for the year ended December 31, 2011.  The real estate note was structured as an interest only, participating mortgage with no prepayment penalty.

On August 19, 2011 the mortgage was repaid in full and the lien released.  Kent International also received an additional $3,608 representing its 20% share of the profits from the sale of the property.

Property Expenses

The Company incurred $621,901 in expenses related to the operations of the Property during the year ended December 31, 2011.  These expenses included $108,515 in property taxes and $318,609 in depreciation and amortization expense.  Other major expense categories include utilities (electricity, water, sewer, trash removal, and telephone), building maintenance (HVAC, plumbing, window washing, elevator and janitorial), and grounds maintenance (landscaping and irrigation).  The Company shall review these expenses to determine if there are any areas of savings.  We cannot be certain that the expenses we incur in operating the Property will not increase.

The GSA lease includes provisions for expense reimbursements of baseline expenses as adjusted by the COLI.  Significant expenses that are not explicitly subject to reimbursement by the GSA are property insurance, alarm monitoring, telephone, and management fees.  As the provision of all of these services is subject to intense competition, we do not anticipate meaningful increases.

Expenses such as electricity, water, cleaning, trash removal and landscaping are subject to GSA reimbursement to the extent that they increase, in the aggregate, above the baseline of $187,206 fixed in the GSA lease.  Although most of these expenses have not materially increased in recent years, electricity billing rates are very volatile and may increase well in excess of the COLI in any given year.  We are responsible for monitoring the Property expenses against the baseline expenses to insure proper billing.

The Company has entered into various service contracts in conjunction with the acquisition of the Property including a temporary management contract, elevator, landscaping and HVAC maintenance, janitorial services, alarm monitoring, and waste removal.  These contracts include termination provisions and are not considered long term obligations.

General and Administrative Expenses

General and administrative expenses increased to $1,015,200 for the year ended December 31, 2011 from $699,007 for 2010.  The increases were primarily attributable to a combination of approximately $18,150 in consulting and due diligence expenses related to the exploration of other potential transactions and $152,449 in legal, consulting and filing fees related to Kent International’s going private transaction.  We also incurred approximately $23,161 in consulting, due diligence and closing expenses related to the acquisition and operation of the Property in the year ended December 31, 2011.  Also included in the general and administrative expenses for the year ended December 31, 2011 is a $144,000 increase in the accrued post-employment obligations as a result of amendments to the employment contracts with our officers.

Other Income (Expense)

Interest and dividend revenue was $4,160 and $10,100 in 2011 and 2010, respectively, a decrease of $5,940.  The decrease for the period was caused primarily by the decrease in cash and cash equivalents available for investment after the acquisition of the Property.

For the year ended December 31, 2011, other income increased to $30,599 from $29,203 for the comparable period in 2010, caused by the increase in administrative fees paid by an un-affiliated investment partnership.  These administrative fees fluctuate based on the performance of the investment partnership and; therefore, are unpredictable.

Although no gains or losses on securities transactions were recorded during the year ended December 31, 2011, the Company did record realized losses on securities transactions of $2,088 for the year ended December 31, 2010.

Liquidity and Capital Resources

At December 31, 2011, the Company had cash and cash equivalents of $1,560,021.  Cash and cash equivalents consist of cash held in banks and brokerage firms, or U.S. treasury bills with original maturities of three months.  Working capital at December 31, 2011 was approximately $1.449 million.  Although the Company does not have any established banking relationships or other sources of liquidity, management believes its cash and cash equivalents are sufficient for its business activities for at least the next 12 months.

Net cash used in operations was $481,915 for the year ended December 31, 2011, compared to net cash used in operations of $726,467 in 2010.  Cash used in operations is a direct result of operating expenses offset by operating revenues and adjusted for changes in operating assets and liabilities.  The decrease in net cash used in operations was largely the result of cash flow generated by the Property which was partially offset by acquisition related expenses and the going private transaction costs as discussed above.

The Company utilized $4,325,000 during the year ended December 31, 2011 for the acquisition of the Property (exclusive of due diligence and closing costs) located at 4211 Cedar Springs Road, Dallas, Texas.  Additionally, the Company utilized $321,290 during 2011 to provide a first mortgage loan to a non-affiliated real estate investor secured by residential real estate.  The Company received $321,290 during 2011 representing the repayment of the first mortgage loan.  $82,376 was provided by investing activities in 2010 by the gross sales of marketable securities of $7,376 and the receipt of $75,000 as a non-dividend distribution.  The Company has no existing commitments for capital expenditures.

The Company used $4,138,720 for financing activities for the year ended December 31, 2011 for subsidiary dividends paid to noncontrolling interest shareholders at the completion of Kent International’s going private transaction.  For the year ended December 31, 2010, the Company used $982 for financing activities for subsidiary dividends paid to noncontrolling interest shareholders as a result of the discontinuation of operations at The Academy for Teaching and Leadership, Inc.  The Company also used $9,325 for financing activities in 2011 to repurchase 8,374 shares of common stock compared to the $94 used in 2010 to repurchase 71 shares of common stock.

Other Disclosures – Related Party Transactions

The Company and its consolidated subsidiaries reimburse an affiliate, Bedminster Management Corp., for the allocated direct cost of group health insurance and office supplies.  These reimbursements were approximately $79,407 and $74,358 in the years ended December 31, 2011 and 2010, respectively.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements.

Contractual Commitments

Other than the employment agreements with the Company’s Chief Executive Officer and Director of Corporate Development, the Company has no contractual commitments.

Critical Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.  In our preparation of the financial statements for 2011, there was one estimate made which were (a) subject to a high degree of uncertainty or (b) material to our results.  This was the determination described in Note 6 to the Financial Statements to record a 100% valuation allowance for our deferred tax asset.  The determination was based on our lack of assurance that we would generate taxable income in the future that would enable us to utilize our deferred tax asset.  We made no material changes to our critical accounting policies in connection with the preparation of financial statements for 2011.

Item 7A.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not Applicable.

Item 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The financial statements filed herein are listed below:

Report of Independent Registered Public Accounting Firm

Financial Statements:

Consolidated Balance Sheets as of December 31, 2011 and 2010

Consolidated Statements of Operations and Other Comprehensive Income for the
Years ended December 31, 2011 and 2010

Consolidated Statements of Cash Flows for the
Years ended December 31, 2011 and 2010

Consolidated Statements of Stockholders’ Equity for the
Years ended December 31, 2011 and 2010

Notes to Consolidated Financial Statements

Paritz	& Company, P.A	15 Warren Street, Suite 25 Hackensack, New Jersey 07601 (201) 342-7753 Fax: (201) 342-7598 E-Mail: PARITZ@paritz.com

Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Directors
and Stockholders of
Kent Financial Services, Inc.

We have audited the accompanying consolidated balance sheets of Kent Financial Services, Inc. and subsidiaries as of December 31, 2011 and 2010 and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2011.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.   Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kent Financial Services, Inc. and subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2011 in conformity with accepted accounting principles generally accepted in the United States of America.

/S/Paritz & Company, P.A.

Hackensack, New Jersey
March 15, 2012

KENT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
As of December 31, 2011 and 2010

	December 31,
ASSETS	2011	2010

Cash and cash equivalents	$1,560,021	$10,514,981
Short-term investments
Marketable securities	8,835	8,469
Accounts receivable	116,855	6,325
Prepaid expenses and other current assets	18,432	15,789
Real estate assets:
Land	1,280,000
Buildings and improvements (net of accumulated depreciation
of $103,103 and $0)	1,556,577
Intangible assets (net of accumulated amortization of $215,506 and $0)	1,938,990
Other assets	21,000	16,000

Total assets	$6,500,710	$10,561,564

LIABILITIES

Accounts payable and accrued expenses	$255,025	$126,460
Below market lease value acquired (net of accumulated
amortization of $50,015 and $0)	719,160
Accrued post employment obligations	864,000	720,000

Total liabilities	1,838,185	846,460

EQUITY

Kent Financial Services shareholders' equity:
Preferred stock without par value;
500,000 shares authorized; none outstanding	-	-
Common stock, $.10 par value;
8,000,000 shares authorized;
2,750,700 and 2,759,074 shares issued and outstanding	275,070	275,908
Additional paid-in capital	12,440,796	12,344,622
Accumulated deficit	(8,030,367)	(7,326,604)
Accumulated other comprehensive loss	(22,974)	(23,340)

Total Kent Financial Services shareholders' equity	4,662,525	5,270,586

Noncontrolling interest in subsidiaries		4,444,518

Total equity	4,662,525	9,715,104

Total liabilities and stockholders' equity	$6,500,710	$10,561,564

 See accompanying notes to consolidated financial statements.

KENT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME

	Year Ended December 31,
	2011	2010
Revenues:
Rental Income	$629,672
Tenant reimbursement	54,028
Interest on mortgage loan	10,531
Other income	30,599	$29,203

Total revenues	724,830	29,203

Expenses:
Operating and maintenance expenses	194,777
Property taxes and insurance	108,515
General and administrative	1,015,200	699,007
Depreciation and amortization	318,609

Total expenses	1,637,101	699,007

Loss from continuing operations	(912,271)	(669,804)

Other income (expense)
Interest and dividend revenue	4,160	10,100
Investing gains (loses)		(2,088)
Gain on repayment of mortgage	3,608

Loss before discontinued operations and income taxes	(904,503)	(661,792)

Discontinued operations:
Loss from discontinued operations net of taxes		(2,185)

Loss before income taxes	(904,503)	(663,977)
Provision for income tax expense	(398)	(2,131)

Net loss	(904,901)	(666,108)

Add: net loss attributable to noncontrolling interest	201,138	163,504

Net loss attributable to Kent Financial Services shareholders'	(703,763)	(502,604)

Other comprehensive income (loss):
Unrealized gain on available for sale securities	366	39,329

Comprehensive loss	$(703,397)	$(463,275)

Basic and diluted net loss per common share:
Loss from continuing operations	$(0.26)	$(0.18)
Loss from discontinued operations	-	-

Net loss per share	$(0.26)	$(0.18)

See accompanying notes to consolidated financial statements.

KENT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2011	2010
Cash flows from operating activities:
Net loss	$(703,763)	$(502,604)
Adjustments to reconcile net loss to net cash used
in operating activities, including discontinued operations:
Depreciation and amortization	318,609
Amortization of below market rate lease	(50,015)
Loss on sale of marketable securities		2,088
Minority interest in subsidiaries losses	(201,138)	(163,504)
Changes to operating assets and liabilities:
Change in accounts receivable and other current assets	(113,173)	(3,491)
Change in other assets	(5,000)
Change in accounts payable and accrued expenses	128,565	(58,956)
Change in accrued post employment obligations	144,000

Net cash used in operating activities	(481,915)	(726,467)

Cash flows from investing activities:
Sales of marketable securities		7,376
Acquisition of land, buildings and improvements including
intangible assets, and net of below market leases acquired	(4,325,000)
Repayment of mortgage loan	321,290
Mortgage loan made	(321,290)
Non-dividend distributions		75,000

Net cash (used in) provided by investing activities	(4,325,000)	82,376

Cash flows from financing activities:
Subsidiary dividends paid to noncontrolling interest shareholders	(4,138,720)	(982)
Repurchase of common stock	(9,325)	(94)

Net cash used in financing activities	(4,148,045)	(1,076)

Net decrease in cash and cash equivalents	(8,954,960)	(645,167)
Cash and cash equivalents at beginning of period	10,514,981	11,160,148

Cash and cash equivalents at end of period	$1,560,021	$10,514,981

Supplemental disclosure of cash flow information:
Cash paid for:
Taxes	$398	$2,672

See accompanying notes to consolidated financial statements.

KENT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

					Accumulated	Total Kent
			Additional		Other	Financial Services	Noncontrolling
	Common Stock		Paid in	Accumulated	Comprehensive	Shareholders'	Interest in
	Shares	Amount	Capital	Deficit	Income	Equity	Subsidiaries

Balance December 31, 2009	2,759,145	$275,915	$12,344,709	$(6,824,000)	$(62,669)	$5,733,955	$4,609,004

Repurchase of common stock	(71)	(7)	(87)			(94)

Unrealized gain on available
for sale securities					39,329	39,329

Subsidiary dividends							(982)

Net loss				(502,604)		(502,604)	(163,504)

Balance December 31, 2010	2,759,074	275,908	12,344,622	(7,326,604)	(23,340)	5,270,586	4,444,518

Repurchase of common stock	(8,374)	(838)	(8,487)			(9,325)

Unrealized gain on available
for sale securities					366	366

Subsidiary dividends							(4,138,720)

Effect of liquidation of
noncontrolling interest in
subsidiary			104,660			104,660	(104,660)

Net loss				(703,763)		(703,763)	(201,138)

Balance December 31, 2011	2,750,700	$275,070	$12,440,796	$(8,030,367)	$(22,974)	$4,662,525	$-

See accompanying notes to consolidated financial statements.

KENT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2011 and 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Kent Financial Services, Inc. (the “Company” or “Kent”) and the consolidated accounts of Kent’s wholly owned subsidiary, Kent International Holdings, Inc., (“Kent International”) and its subsidiaries Kent Capital, Inc. (“Kent Capital”) and Kent Texas Properties, LLC (“KTP”).  Intercompany balances and transactions between the Company and its subsidiaries have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles that are generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates and the differences could be material.

Cash Equivalents

The Company considers as cash equivalents all short-term investments that are highly liquid and readily exchangeable for cash at amounts equal to their stated value.  Cash equivalents consist of U. S. Treasury Bills with an original maturity of 90 days.  The Company also maintains interest bearing balances in its brokerage accounts.  All cash and cash equivalents are on deposit either with a major money center bank or with a securities broker dealer.

Short-Term Investments

Short-term investments consist of U.S. Treasury Bills purchased with an original maturity of six months and are valued at cost plus accrued interest, which approximates the fair market value.  The Company currently intends to hold these investments until maturity.

Fair Value Measurements

The Company adopted the provisions of ASC Topic 820, “Fair Value Measurements and Disclosures”, which  defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value and expands disclosure of fair value measurements.

The estimated fair value of certain financial instruments, including cash and cash equivalents, prepaid expenses, and accounts payable and accrued expenses are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 — inputs that are unobservable (for example cash flow modeling inputs based on assumptions)

Acquisitions

Upon acquisition of wholly-owned properties or joint venture investments that are less than wholly-owned, but which we control or for which we are the primary beneficiary, the assets and liabilities purchased are recorded at their fair market value at the date of the acquisition using the acquisition method in accordance with FASB ASC Topic 805 Business Combinations.  We recognize the net tangible and identified intangible assets based on fair values (including land, buildings, tenant improvements, acquired above and below market leases and the origination cost of acquired in-place leases) and acquired liabilities. The intangible assets recorded are amortized over the weighted average lease lives. We identify any above or below market leases or customer relationship intangibles that exist at the acquisition date. We recognize mortgages and other liabilities at fair market value at the date of the acquisition. We utilize an independent appraiser to assess fair value based on estimated cash flow projections for the tangible assets acquired that utilize discount and capitalization rates deemed appropriate and available market information. We expense acquisition costs as incurred.

Mortgage Loan Receivable

The fair value of the Kent International’s mortgage loan receivable is governed by FASB ASC Topic 820, Fair Value Measurements and Disclosures. As the loan is short term and the value of the underlying asset is believed to exceed the value of the loan, the loan is reported at cost.

Property, Depreciation and Impairment

Land, buildings and amenities are stated at cost.  Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which are generally 5-30 years for land improvements, 7-30 years for buildings and improvements and 5-30 years for amenities.  Tenant improvements are generally depreciated over the life of the initial or renewal term of the respective tenant lease.

FASB ASC Topic 360 Property, Plant and Equipment specifies circumstances in which certain long-lived assets must be reviewed for impairment.  If the carrying amount of an asset exceeds the sum of its expected future cash flows, the asset’s carrying value must be written down to fair value.  In determining the value of an investment property and whether the investment property is impaired, management considers several factors such as projected rental and vacancy rates, property operating expenses, capital expenditures and interest rates.  The capitalization rate used to determine property valuation is based on the market in which the investment property is located, length of leases, tenant financial strength, the economy in general, demographics, environment, property location, visibility, age and physical condition among others.  All of these factors are considered by management in determining the value of any particular investment property.  The value of any particular investment property is sensitive to the actual results of any of these factors, either individually or taken as a whole. If the actual results differ from management’s judgment, the valuation could be negatively or positively affected.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred.  Significant improvements, renovations and replacements are capitalized.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year and (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We have no material uncertain tax positions for any of the reporting periods presented.

Revenue Recognition

Rental income is recognized when earned.  As our lease with the General Services Administration provides for the payment of monthly rental in arrears, a receivable is recorded at the end of each month for the previous month’s rent.  Any above or below market leases acquired are amortized over the lease lives and recorded as an increase or decrease to rental revenue.

Interest on mortgage loans income is accrued and recognized as revenue when earned according to the terms of the mortgage loans and when, in the opinion of management, it is collectible.

Basic and Diluted Net Loss Per Share

Basic loss per common share is computed by dividing the net loss by the weighted-average number of common shares outstanding.  Diluted loss per share is computed by dividing the net loss by the sum of the weighted-average number of common shares outstanding plus the dilutive effect of shares issuable through the exercise of stock options.  There were no common stock options outstanding for either of the years ended December 31, 2011 and 2010; thus, there was no dilutive effect for either year.

For more information on stock options, see Note 8 of the Notes to Consolidated Financial Statements.

NOTE 2 – BUSINESS AND ASSOCIATED RISK

Kent Financial Services, Inc.’s (“Kent” or the “Company”) business is operating as a real estate corporation through its wholly owned subsidiary, Kent International Holdings, Inc. (“Kent International”) (See Note 10).

Kent International is operating as a full service real estate corporation that owns and operates an income producing property.  We will look to opportunistically acquire additional properties, primarily in the Dallas/Fort Worth area; however, we will not limit our search to that market.  Alternatively, management will also continue to pursue other acquisition opportunities that offer potentially profitable uses for the Company’s available capital.

Kent International’s general investment strategy shall be to make investments in real properties that offer attractive current yields with, in some cases, potential for capital appreciation.  We may buy these properties directly, through joint ventures, or as general partner in limited partnerships utilizing funds raised from accredited investors.

In 2009 Kent International’s subsidiary, Kent Capital, Inc., registered with the Financial Industry Regulatory Authority (FINRA), as a securities broker-dealer.  To date, Kent Capital, Inc. has not produced any revenue.

The Company does not expect that these activities will generate any significant revenues for an indefinite period as these efforts are in their early stages.  As a result, these programs may produce significant losses until such time as meaningful revenues are achieved.

NOTE 3 – MARKETABLE SECURITIES

Marketable securities owned as of December 31, 2011 and 2010, comprised mainly of portfolio positions (equity securities) held for capital appreciation, consisted of the following:

		December 31, 2011		December 31, 2010

	Percent Owned	Estimated Fair Value	Losses in Accumulated Other Comprehensive Income	Estimated Fair Value	Losses in Accumulated Other Comprehensive Income

GolfRounds.com, Inc.	4.20%	$8,400	$18,600	$8,400	$18,600
All other equity securities	N/A	435	4,374	69	4,740

		$8,835	$22,974	$8,469	$23,340

Kent received $75,000 as a non-dividend distribution in 2010 from GolfRounds.com, Inc.  We recorded the receipt of the distribution as a return of capital.

All of the Company’s marketable securities are Level 2 type assets.  Among the observable inputs considered by management in determining fair value of thinly traded portfolio positions are the financial condition, asset composition and operating results of the issuer, the long-term business potential of the issuer and other factors generally pertinent to the valuation of investments, including the analysis of the valuation of comparable companies.

NOTE 4 – REAL ESTATE AND RELATED ASSETS

Real estate assets together with real estate related intangible assets and liabilities as of December 31, 2011 consisted of:

	Cost	Useful Life	Accumulated Depreciation / Amortization	Net Book Value

Land	$1,280,000			$1,280,000
Buildings	1,130,292	20	$44,098	1,086,194
Improvements	529,387	7	59,004	470,383

Subtotal real estate assets	2,939,679		103,103	2,836,577

Real estate related intangible assets:
Leases in place value	1,624,052	7	181,014	1,443,038
Unamortized tenant improvement allowances	530,444	12	34,492	495,952

	2,154,496		215,506	1,938,990

	$5,094,175		$318,609	$4,775,567

Below market lease value acquired	$(769,175)	12	$(50,015)	$(719,160)

Depreciation and amortization expense was $318,609 for the year ended December 31, 2011.  $50,015 in capitalized below market rents were amortized as an increase to rental income during the year ended December 31, 2011.

The Property is 100% leased to the General Services Administration (GSA) of the United States pursuant to a lease dated January 9, 2006.  The initial term of the GSA lease runs from January 18, 2008 until January 18, 2018 with an optional five year renewal period from January 2018 to January 2023.  The base rent during the initial term is $746,464 annually and includes a provision of $123,099 annually for the reimbursement of tenant improvement allowances.  The base rent during the renewal term is $623,365. Although the Company is responsible for Property operating expenses, the lease includes a provision for reimbursement of certain operating expenses that exceed a baseline.  This base is subject to annual adjustment based on the Cost of Living Index (COLI).

NOTE 5 – MORTGAGE LOAN RECEIVABLE

On April 25, 2011 Kent International provided a $321,290 first mortgage loan to an unaffiliated private real estate developer for the purchase of a foreclosed residential property in Southlake, Texas.  The real estate note was for a maximum term of twenty-six (26) months and was structured as an interest only, participating mortgage.  The stated interest rate was ten percent (10%) for the first fourteen (14) months and twelve percent (12%) for the final twelve (12) months of the term.  Kent International was also entitled to 20% of any profits realized from the sale of the property.

One August 19, 2011 the mortgage was repaid in full and the lien released.  Kent International also received an additional $3,608 representing its 20% share of the profits from the sale of the property.

NOTE 6 - INCOME TAXES

Income tax expense was made up entirely of income taxes due to the States of New Jersey and North Carolina in 2011 and 2010.  As a result, the income tax expense for the years ended December 31, 2011 and 2010 is different from the amount computed by multiplying earnings before income taxes by the statutory Federal income tax rate of 35%.  The reasons for this difference and the related tax effect are as follows:

	2011	2010

Loss before income taxes	$(703,365)	$(499,932)
Statutory federal income tax rate	35%	35%

Expected income tax benefit	(246,178)	(174,976)
Increase in valuation allowance	246,178	174,976
State income tax expense	398	2,672

Provision for income tax	$398	$2,672

Temporary differences and carryforwards that result in the Company’s net deferred tax asset at December 31, 2011 are as follows:

		Kent
	Company	International	Total

Net operating loss carryforwards	$3,348,411	$20,887,815	$24,236,226
Post employment benefit obligations	864,000		864,000
Depreciation Timing Differences		(207,673)	(207,673)
Stock based compensation deductions	(35,488)	(23,433)	(58,921)

	4,176,923	20,656,709	24,833,632
Statutory federal income tax rate	35%	35%	35%

Expected income tax benefit	1,461,923	7,229,848	8,691,771
Research and development and other credits		67,432	67,432

	1,461,923	7,297,280	8,759,203
Valuation Allowance	(1,461,923)	(7,297,280)	(8,759,203)

Net deferred tax asset December 31, 2011	$-	$-	$-

Temporary differences and carryforwards that result in the Company’s net deferred tax asset at December 31, 2010 were as follows:

		Kent
	Company	International	Total

Net operating loss carryforwards	$2,970,752	$26,541,941	$29,512,693
Post employment benefit obligations	720,000		720,000
Stock based compensation deductions	(35,488)	(23,433)	(58,921)

	3,655,264	26,518,508	30,173,772
Statutory federal income tax rate	35%	35%	35%

Expected income tax benefit	1,279,342	9,281,478	10,560,820
Research and development and other credits		290,203	290,203

	1,279,342	9,571,681	10,851,023
Valuation Allowance	(1,279,342)	(9,571,681)	(10,851,023)

Net deferred tax asset December 31, 2010	$-	$-	$-

Deferred tax assets reflect the net effects of operating loss and tax credit carryforwards and the temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes.  Based upon Kent International’s and the Company’s operating history, which includes continuous operating losses (excluding extraordinary gains) in each of the last five years and the Company’s assessment of Kent International’s and the Company’s ability to achieve future taxable income, a 100% valuation allowance has been established for Kent International’s and the Company’s deferred tax assets.  Approximately $6.2 million in NOLs and $223k in tax credits expired at the end of 2011 and the remaining NOLs and tax credit carryforwards expire in various years from 2012 through 2026 as shown on the following table:

	Carryover
Expiration Year	Company	Kent International

2012	$302,762	$5,401,648
2013	119,550	11,454,165
2014	185,581	-
2015	-	-
2016	-	245,878
2017-2025	2,740,518	3,786,124

Total	$3,348,411	$20,887,815

The Tax Reform Act of 1986 contained provisions that may limit the NOL and credit carryforwards available to be used in any given year upon the occurrence of certain events, including significant changes in ownership of a company of greater than 50% within a three year period which results in an annual limitation on the Company’s ability to utilize its NOLs and tax credit carryforwards from tax periods prior to the ownership change.

We are currently open to audit for all years ended December 31, 1997 to present for Kent International and Kent Financial as a result of our large NOL carryforwards.  However, we are only open to additional tax assessments under the Internal Revenue Code Statute of Limitations for the years ended December 31, 2008 to present.  We do not currently have any ongoing tax examinations.

NOTE 7 – COMPENSATION CONTRACTS AND POST-EMPLOYMENT BENEFITS

Bryan P. Healey’s employment agreement ("Agreement") pursuant to which Mr. Healey serves as the Company's President and Chief Financial Officer is for a three year term at an annual salary of $168,000 ("Base Salary"); this term is automatically extended one day for each day elapsed after July 1, 2011.  Mr. Healey may terminate his employment after a change of control for good reason in accordance with certain provisions of the Agreement, at which time he would be paid the greater of the (i) Base Salary payable under the Agreement through the expiration date of the Agreement or (ii) an amount equal to three times the average annual Base Salary paid to him during the preceding five years.  In the event of Mr. Healey's death during the term of the Agreement, his beneficiary shall be paid a death benefit equal to three years Base Salary, payable in 36 equal monthly installments.  Should Mr. Healey become "disabled" (as such term is defined in the Agreement) during the term of the Agreement and either long-term disability insurance is not provided by the Company or such policy does not provide an annual benefit to age 80 equal to 80% or more of Mr. Healey's Base Salary, he shall be paid an annual disability payment equal to 80% of his Base Salary in effect at the time of the disability.  Such payments shall continue until Mr. Healey attains the age of 80.

Paul O. Koether’s employment agreement ("Agreement") pursuant to which Mr. Koether serves as the Company's Director of Corporate Development is for a three year term at an annual salary of $120,000 ("Base Salary"); this term is automatically extended one day for each day elapsed after December 7, 2011.  Mr. Koether may terminate his employment after a change of control for good reason in accordance with certain provisions of the Agreement, at which time he would be paid the greater of the (i) Base Salary payable under the Agreement through the expiration date of the Agreement or (ii) an amount equal to three times the average annual Base Salary paid to him during the preceding five years.  In the event of Mr. Koether's death during the term of the Agreement, his beneficiary shall be paid a death benefit equal to three years Base Salary, payable in 36 equal monthly installments.  Should Mr. Koether become "disabled" (as such term is defined in the Agreement) during the term of the Agreement and either long-term disability insurance is not provided by the Company or such policy does not provide an annual benefit to age 80 equal to 80% or more of Mr. Koether's Base Salary, he shall be paid an annual disability payment equal to 80% of his Base Salary in effect at the time of the disability.  Such payments shall continue until Mr. Koether attains the age of 80.

The Company’s estimate of post-employment obligations was increased by $144,000 during the year ended December 31, 2011 as a result of the amendments to the employment contracts with Paul O. Koether and Bryan P. Healey.  The accrual for post-employment obligations is based upon the base salaries of said employees.  Therefore, although Mr. Koether’s salary was decreased from $240,000 to $120,000, Mr. Healey’s salary was increased to $168,000 from $156,000.  The net of the decrease and increase resulted in a $144,000 additional accrual.  The Company has accrued approximately $864,000 and $720,000 as of December 31, 2011 and 2010, respectively, for post-employment benefits related to Mr. Healey’s and Mr. Koether’s contracts.

NOTE 8 – STOCKHOLDERS’ EQUITY

Preferred Stock

The Company is authorized to issue 500,000 shares of preferred stock without par value, which may be issued with various terms in one or more series, as the Board of Directors may determine. No preferred stock has been issued as of December 31, 2011.

Common Stock Repurchases

In August 2004, the Board of Directors approved a plan to repurchase up to 200,000 shares of the Company’s common stock at prices deemed favorable in the open market or in privately negotiated transactions subject to market conditions, the Company’s financial position and other considerations.  In December 2011, the Board of Directors approved an increase in the amount of shares available to repurchase under the plan from 64,769 shares to 250,000 shares.  8,374 shares were repurchased for $9,325 during 2011 and 71 shares were repurchased for $94 in 2010.  As of December 31, 2011, 241,626 shares are remained authorized for repurchase under the program.

Stock Options

On November 25, 2005, shareholders of the Company approved the 2005 Stock Option Plan making a total of 400,000 common stock options available for issuance.  The Company did not record stock-based compensation expense for the years ending December 31, 2011 and 2010, respectively, as no options were earned during these periods.  At December 31, 2011 and 2010, the Company had no common stock options outstanding.

NOTE 9 - RELATED PARTY TRANSACTIONS

The Company and its consolidated subsidiaries reimburse an affiliate, Bedminster Management Corp., for the allocated direct cost of group health insurance and office supplies.  These reimbursements were approximately $79,407 and $74,358 in the years ended December 31, 2011 and 2010, respectively.

NOTE 10 - KENT INTERNATIONAL HOLDINGS GOING PRIVATE TRANSACTION

Until December 7, 2011, the Company’s wholly owned subsidiary, Kent International was a publicly traded company, trading on the OTC Pink Market under the ticker symbol “KNTH.PK”.  On August 22, 2011, Kent International filed a Schedule 14C Preliminary Information Statement with the United States Securities and Exchange Commission (the “SEC”) in connection with a “going private” transaction.  The transaction involved an amendment to Kent International’s Articles of Incorporation to affect a one-for-950,000 reverse stock split.  Fractional shares resulting from the reverse split were redeemed by Kent International for cash consideration of $2.50 per pre-split share.

The transaction, completed on December 7, 2011, resulted in Kent owning 100% of Kent International.  Kent International paid $4,138,720 to redeem the fractional shares owned by the minority shareholders as a result of the reverse split.  The transaction has been accounted for as an equity transaction and the difference between the fair value of the consideration paid and the amount by which the noncontrolling interest has been adjusted has been recognized in additional paid in capital attributable to Kent Financial Services Shareholder’ equity.

NOTE 11 – DISCONTINUED OPERATIONS

Kent Educational was a wholly owned subsidiary of the Company that had a 60% controlling interest in The Academy for Teaching and Leadership, Inc. (“The Academy”).  The Academy, headed by Dr. Saul Cooperman, a former Commissioner of Education in the State of New Jersey, provided educators various programs designed to improve themselves, their students, and their schools.  Despite ongoing business development activities, The Academy was unable to secure any contracts for services to be rendered during the 2009-2010 school year.  Accordingly, management decided to cease operations of the Academy effective December 31, 2009.  Kent Educational and The Academy were dissolved by the State of Delaware on September 20, 2010.  The net results of operations in 2010 related to The Academy are reported as discontinued operations on the Statements of Operations.

The Company shut down its social networking website, ChinaUSPals.com in December 2011.  The termination of operations did not result in any costs.  As there were no material operating costs associated with the website, no change to the Statements of Operations was required.

NOTE 12 - SUBSEQUENT EVENTS

Subsequent events were evaluated as of the day the financial statements were issued.

Item 9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

None.

Item 9A. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

As of the end of the period covered by this report, the Company carried out, under the supervision and with the participation of the Company’s management, including its Chief Executive Officer and Chief Financial Officer, an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934) in ensuring that information required to be disclosed by the Company in its reports is recorded, processed, summarized and reported within the required time periods.  In carrying out that evaluation, management identified a material weakness (as defined in Public Company Accounting Oversight Board Standard No. 2) in our internal control over financial reporting regarding a lack of adequate segregation of duties.  Accordingly, based on their evaluation of our disclosure controls and procedures as of December 31, 2011, the Company’s Chief Executive Officer and its Chief Financial Officer have concluded that, as of that date, the Company’s controls and procedures were not effective for the purposes described above.

There was no change in the Company’s internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934) during the quarter ended December 31, 2011 that has materially affected or is reasonably likely to materially affect the Company’s internal control over financial reporting.

Management’s Report on Internal Control over Financial Reporting

Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934.  We have assessed the effectiveness of those internal controls as of December 31, 2011, using the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) Internal Control – Intergrated Framework as a basis for our assessment.

Because of inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies and procedures may deteriorate.  All internal control systems, no matter how well designed, have inherent limitations.  Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

A material weakness in internal controls is a deficiency in internal control, or combination of control deficiencies, that adversely affects the Company’s ability to initiate, authorize, record, process, or report external financial data reliably in accordance with accounting principles generally accepted in the United States of America such that there is more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements that is more than inconsequential will not be prevented or detected.  In the course of making our assessment of the effectiveness of internal controls over financial reporting, we identified a material weakness in our internal control over financial reporting.  This material weakness consisted of inadequate staffing and supervision within the bookkeeping and accounting operations of our company.  The relatively small number of employees who have bookkeeping and accounting functions prevents us from segregating duties within our internal control system.  The inadequate segregation of duties is a weakness because it could lead to the untimely identification and resolution of accounting and disclosure matters or could lead to a failure to perform timely and effective reviews.

As we are not aware of any instance in which the company failed to identify or resolve a disclosure matter or failed to perform a timely and effective review, we determined that the addition of personnel to our bookkeeping and accounting operations is not an efficient use of our resources at this time and not in the interest of shareholders.

Because of the above condition, the Company’s internal controls over financial reporting were not effective as of December 31, 2011.

This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to the rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.

Item 9B.  OTHER INFORMATION

None.
PART III

Item 10.  DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

On December 7, 2011, the Board of Directors elected Diarmuid F. Boran as a Director of the Company.  Subsequent to the election, Paul O. Koether resigned as Chairman, Chief Executive Officer and as a Director of the Company and all of its subsidiaries effective December 7, 2011.  William Mahomes, Jr. and James Bicksler, PhD also resigned as Directors of the Company effective that date.

The members of the Board of Directors will serve until the next Annual Meeting or until their successors have been duly elected and qualified.  The Company's officers are elected by and serve at the leave of the Board.  The directors and executive officers of the Company are as follows:

Name	Age	Position Held

Bryan P. Healey	41	Chairman, Chief Executive Officer, Chief Financial Officer and Director

Casey K. Tjang	73	Director

Diarmuid F. Boran	52	Director

Bryan P. Healey, a certified public accountant, is the Chairman, Chief Executive Officer, President and Chief Financial Officer of Kent Financial Services, Inc. (“Kent”) and a registered representative with T.R. Winston and Company L.L.C.  Mr. Healey has been Secretary and Chief Financial Officer of Kent since May 2006 and a Director since November 2007.  The titles of Chairman, Chief Executive Officer and President were added in 2011.  Mr. Healey has been a registered representative of T. R. Winston & Company, L.L.C. since September 2011 and previously served in the same capacity from July 2006 to October 2009.  Until December 2011, Mr. Healey was also the Vice-President, Secretary and Chief Financial Officer since May 2006 and a Director since November 2007 of Kent International Holdings, Inc., Kent’s now wholly owned subsidiary.  From September 1995 to April 2006, Mr. Healey was with Bowman & Company, L.L.P., the largest CPA firm in Southern New Jersey, in various positions including audit manager from July 2001 to April 2006.

Mr. Healey’s comprehensive knowledge and experience in corporate finance and accounting makes him an important asset to the Company.

Casey K. Tjang is a non-executive director.  Mr. Tjang was formerly chairman and chief executive officer of First Merchant Bankers, Inc., a private merchant bank dealing with Asia-Pacific businesses from January 2004 to December 2009.  From September 2001 to February 2002, he was president and chief executive officer and from August 2000 to September 2001 was chief financial officer of Knowledgewindow, Inc., an e-learning provider of Internet training.  From February 2002 to December 2009, Mr. Tjang was president and chief executive officer of Princeton Accredited Services, Inc. and Erudite Internet Systems, Inc. an e-learning custom courseware developer and provider of an Internet based distance education system.  From 2005 to December 2009, he was chairman and chief executive officer of Princeton Business School, a provider of an online education towards Entrepreneurial Master of Business Administration degree program.  Since January 2010, Mr. Tjang has been retired and is not involved in any significant business activities.

Mr. Tjang’s experience in corporate finance and banking is important to the Company as both the Chairman of the Audit Committee as well as evaluating potential merger and acquisition candidates.

Diarmuid F. Boran was elected Director of the Company on December 7, 2011.  Mr. Boran was a Director of the Kent International Holdings, Inc., a subsidiary of the Company, from May 2003 to December 2011.  Mr. Boran is currently Director of Business Development for Meritage Portfolio Management, an institutional portfolio management firm he joined in January 2012.  He previously was the Chief Operating Officer of Brandmeyer Enterprises, a family office, from May 2008 through November 2011.  From November 2006 through May 2008 he was employed by Enturia, Inc., a medical device manufacturer, most recently as Vice President, Corporate Development.  From March 2005 through May 2006 he was the Entrepreneur in Residence for the Kansas Technology Enterprise Corporation, a private/public partnership established by the state of Kansas to promote technology-based economic development.  He worked as an independent consultant from January 2003 to February 2005 and from April 2001 to October 2001.  From October 2001 to December 2002, Mr. Boran was employed by EMD Pharmaceuticals, Inc., an affiliate of Merck KGaA, Darmstadt, Germany, most recently as Leader, Oncology Licensing and Business Development.  From May 2000 to September 2000 Mr. Boran served as Senior Vice President, Business Development for DJ Pharma, Inc. which was then acquired by Biovail Pharmaceuticals, Inc.  Mr. Boran served as Senior Vice President, Business Development for Biovail until April 2001.

Mr. Boran has had significant experience in mergers and acquisitions as well as business development throughout his career.  His background is valuable to the Company as it reviews potential merger or acquisition candidates.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC").  Officers and directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 which they file.

Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2011.

Board Leadership Structure

Mr. Healey serves as our Chairman of the Board and as our Chief Executive Officer.  The Board believes that because the CEO is ultimately responsible for executing the strategic direction of the Company and for the performance of the Company, the CEO is the director best qualified to act as Chairman of the Board.  Additionally, given the size of the Company’s operations, it would be unduly burdensome on the Company to hire an individual to serve as the CEO.  Further, as the controlling shareholder of Kent, Mr. Healey has the ability to influence operational and strategic decisions through voting control.

Board’s Oversight of Risk Management

The Board has an active role, as a whole and also at the audit committee level, in overseeing management of the Company’s risks.  The Audit Committee oversees management of financial, accounting and internal control risks.

Audit Committee

The Board of Directors of the Company has determined that Casey K. Tjang is an audit committee financial expert, as that term is defined under SEC rules and that Mr. Tjang is independent, as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.  The Company has a separately designated standing Audit Committee whose members are Casey K. Tjang and Diarmuid F. Boran.

Nominating Committee; Compensation Committee

The Board of Directors has neither a nominating committee nor a compensation committee.  The Board believes that its numbers are sufficiently small that nominations and determinations of compensation can be addressed by the entirety of the Board.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officer and principal financial officer.  Stockholders may write to Bryan P. Healey, the Secretary of the Company, at the Company’s principal executive office: 7501 Tillman Hill Road, Colleyville, Texas 76034, to request a copy of the Code of Ethics, and the Company will provide it to any person without charge upon such request.

Item 11.  EXECUTIVE COMPENSATION

Summary Compensation Table

The table shown below includes information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended December 31, 2011, 2010 and 2009, for those persons who were, at December 31, 2011, 2010 and 2009, the chief executive officer, the principal financial officer and the most highly paid executive officer other than the chief executive officer and principal financial officer (the "Named Officers").  The Company did not compensate any officers over $100,000 other than the Named Officers.

Name and Principal Position (1)	Year	Salary	Bonus	Option Awards	All Other Compensation (2)		Total

Paul O. Koether	2011	$180,000					$180,000
Chief Executive Officer and	2010	240,000			$8,750	(3)	248,750
Chairman of the Board	2009	240,000			14,400	(3)	254,400

Bryan P. Healey
Chief Executive Officer,
Chief Financial Officer,	2011	162,000					162,000
Principal Financial and	2010	156,000					156,000
Accounting Officer	2009	156,000					156,000

(1)
Paul O. Koether resigned as Chief Executive Officer and Chairman of the Board on December 7, 2011.  Mr. Koether will continue as Director of Corporate Development.  Bryan P. Healey was elevated to the roles of Chief Executive Officer and Chairman of the Board on December 7, 2011.

(2)
Omitted from this table are amounts paid for group life, health and hospitalization insurance provided to the Named Officers.  These benefits do not discriminate in scope, terms or operation in favor of executive officers or directors and are generally available to all salaried employees.

(3)	All Other Compensation also includes $8,750 and $14,400 paid in 2010 and 2009, respectively, to lease an automobile used for business purposes.

(4)	The Company has no bonus or deferred compensation plans and pays bonuses at the discretion of the Board based on performance.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards at December 31, 2011.

Director Compensation Table

Directors who are not employees of the Company receive a monthly fee of $1,000 plus $200 for each day of attendance at board and committee meetings.  During 2011, the Company paid directors' fees in the aggregate amount of $41,000.  The table below includes information about compensation paid to our non-employee directors:

Name	Fees Earned or Paid in Cash	Total

William Mahomes, Jr.	$13,400	$13,400

Casey K. Tjang	13,000	13,000

Diarmuid Boran	1,200	1,200

James. L. Bicksler	13,400	13,400

	$41,000	$41,000

Employment Agreements

Bryan P. Healey

Effective July 1, 2011 the Company and Bryan P. Healey, CPA entered into an employment agreement (“Healey Agreement”) pursuant to which Mr. Healey serves as the Company’s President and Chief Financial Officer for an initial three year term at an annual salary of $168,000 (“Healey Base Salary”), which may be increased but not decreased at the discretion of the Board of Directors.  The term is to be automatically extended one day for each day elapsed after the Effective Date.

Mr. Healey may terminate his employment under the Healey Agreement at any time for “good reason” (defined below) within 36 months after the date of a “Change in Control” (defined below).  Upon his termination, Mr. Healey shall be paid the Healey Base Salary payable under the Healey Agreement through the expiration date of the Healey Agreement.

A Change in Control is deemed to have occurred if (i) any individual or entity, other than individuals beneficially owning, directly or indirectly, common stock of the Company representing 30% or more of the Company’s stock outstanding as of July 1, 2011, is or becomes the beneficial owner, directly or indirectly, of 30% or more of the Company’s outstanding stock or (ii) individuals constituting the Board of Directors on July 1, 2011 (“Incumbent Board”), including any person subsequently elected to the Board whose election or nomination for election was approved by a vote of at least a majority of the Directors comprising the Incumbent Board, cease to constitute at least a majority of the Board.  “Good reason” means a determination made solely by Mr. Healey in good faith, that as a result of a Change in Control he may be adversely affected (i) in carrying out his duties and powers in the fashion he previously enjoyed or (ii) in his future prospects with the Company.

Mr. Healey may also terminate his employment if the Company fails to perform its obligations under the Healey Agreement (including any material change in Mr. Healey’s duties, responsibilities and powers or the removal of his office to a location more than five miles from its current location) which failure is not cured within specified time periods.

The Company may terminate Mr. Healey’s employment under the Healey Agreement for “cause” which is defined as (i) Mr. Healey’s continued failure to substantially perform his duties under the Healey Agreement (other than by reason of his mental or physical incapacity or the removal of his office to a location more than five miles from its current location) which is not cured within specified time periods, or (ii) Mr. Healey’s conviction of any criminal act or fraud with respect to the Company. The Company may not terminate Mr. Healey’s employment except by a vote of not less than 80 percent of the entire Board of Directors at a meeting at which Mr. Healey is given the opportunity to be heard.

In the event of Mr. Healey’s death during the term of the Agreement, his beneficiary shall be paid a death benefit equal to his then current annual salary in equal monthly installments for the remainder of the term of the Healey Agreement.  Should Mr. Healey become disabled during the term of the Healey Agreement, Mr. Healey shall be paid such benefits to which he is entitled under the terms of such long-term insurance as the Company has provided him or 80% of his salary for the remainder of the three year term of the Healey Agreement, whichever is greater, in accordance with his regular payment schedule.

Paul O. Koether

On December 7, 2011 (“Effective Date”) the Company and Paul O. Koether entered into an employment agreement (“Koether Agreement”) pursuant to which Mr. Koether serves as the Company’s Director of Corporate Development for an initial three year term at an annual salary of $120,000 (“Base Salary”), which may be increased but not decreased at the discretion of the Board of Directors.  The term is to be automatically extended one day for each day elapsed after the Effective Date.

Mr. Koether may terminate his employment under the Koether Agreement at any time for “good reason” (defined below) within 36 months after the date of a Change in Control (defined below) of the Company.  Upon his termination, he shall be paid the greater of the (i) Base Salary payable under the Koether Agreement through the expiration date of the Koether Agreement or (ii) an amount equal to three times the average annual Base Salary paid to him during the preceding five years.

A Change in Control is deemed to have occurred if (i) any individual or entity, other than individuals beneficially owning, directly or indirectly, common stock of the Company representing 30% or more of the Company’s stock outstanding as of December 7, 2011, is or becomes the beneficial owner, directly or indirectly, of 30% or more of the Company’s outstanding stock or (ii) individuals constituting the Board of Directors on December 7, 2011 (“Incumbent Board”), including any person subsequently elected to the Board whose election or nomination for election was approved by a vote of at least a majority of the Directors comprising the Incumbent Board, cease to constitute at least a majority of the Board.  “Good reason” means a determination made solely by Mr. Koether, in good faith, that as a result of a Change in Control he may be adversely affected (i) in carrying out his duties and powers in the fashion he previously enjoyed or (ii) in his future prospects with the Company.

Mr. Koether may also terminate his employment if the Company fails to perform its obligations under the Koether Agreement (including any material change in Mr. Koether’s duties, responsibilities and powers or the removal of his office to a location more than five miles from its current location) which failure is not cured within specified time periods.

The Company may terminate Mr. Koether’s employment under the Koether Agreement for “cause” which is defined as (i) Mr. Koether’s continued failure to substantially perform his duties under the Koether Agreement (other than by reason of his mental or physical incapacity or the removal of his office to a location more than five miles from its current location) which is not cured within specified time periods, or (ii) Mr. Koether’s conviction of any criminal act or fraud with respect to the Company. The Company may not terminate Mr. Koether’s employment except by a vote of not less than 80 percent of the entire Board of Directors at a meeting at which Mr. Koether is given the opportunity to be heard.

In the event of Mr. Koether’s death during the term of the Koether Agreement, his beneficiary shall be paid a death benefit equal to $120,000 per year for three years payable in equal monthly installments.  Should Mr. Koether become “disabled” (as such term is defined in the Koether Agreement) during the term of the Koether Agreement and either long-term disability insurance is not provided by the Company or such policy does not provide an annual benefit to age 80 equal to 80% or more of Mr. Koether’s base salary, he shall be paid an annual disability payment equal to 80% of his base salary in effect at the time of the disability.  Such payments shall continue until Mr. Koether attains the age of 80.

Item 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table provides information with respect to the Company's common stock beneficially owned as of February 29, 2012 by each director and executive officer of the Company, by each person having beneficial ownership of five percent or more of the Company's common stock and by all directors and officers of the Company as a group.

	Amount and Nature
Name and Address	of Beneficial	Percent of
of Beneficial Owner	Ownership (1)	Class

Bryan P Healey	1,814,624 (2)	67.14%
c/o 7501 Tillman Hill Road
Colleyville, TX 76034

Casey K. Tjang	-	-
17 Ray Street
Unionville, ON L3R-4R2

Diarmuid F. Boran	-	-
c/o 7501 Tillman Hill Road
Colleyville, TX 76034

Jennifer S. Healey	1,658,323 (3)	61.35%
c/o 7501 Tillman Hill Road
Colleyville, TX 76034

All Directors and Executive	1,814,624	67.14%
Officers as a Group (3 persons)

(1)
The beneficial owner has both sole voting and sole investment powers with respect to these shares except as set forth in other footnotes below.  Included in such number of shares beneficially owned are shares subject to options currently exercisable or becoming exercisable within 60 days for all directors and executive officers as a group.

(2)	Includes 12,918 shares held in Mr. Healey’s IRA, 1,658,323 shares beneficially owned by Mr. Healey’s spouse and 25,800 shares owned in custodial accounts for the benefit of family members.

(3)	Includes 25,800 shares owned in custodial accounts for the benefit of family members.

Stock Option and Stock Appreciation Rights; Grants and Exercises

In 2005, stockholders holding approximately 54.69% of the outstanding common stock of the Company approved the Kent Financial Services, Inc. 2005 Stock Option Plan (“2005 Stock Option Plan”), by written consent.  The Board of Directors also approved the 2005 Stock Option Plan.  Under the 2005 Stock Option Plan, a total of 400,000 shares of Common Stock were available for issuance to key employees, including officers of the Company or any of its subsidiaries.  At December 31, 2011, the Company had no common stock options outstanding.

Long-Term Incentive Plan Awards Table and Defined Benefit or Actuarial Plan Table

The Company does not maintain any long-term incentive plans or defined benefit or actuarial plans.

Item 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

The Company and its consolidated subsidiaries reimburse an affiliate, Bedminster Management Corp., for the allocated direct cost of group health insurance and office supplies.  These reimbursements were approximately $79,407 and $74,358 in the years ended December 31, 2011 and 2010, respectively.

Director Independence

The following members of our Board of Directors are independent,” as the term is defined in the Rules of the NASDAQ Stock Market:  Casey K. Tjang and Diarmuid F. Boran.

ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Company’s Principal Accountant for 2011 and 2010 was Paritz and Company, P.A. (“Paritz”).

Year ended December 31, 2011
Audit Fees:  The aggregate fees, including expenses, expected to be billed by Paritz in connection with the audit of the Company’s consolidated financial statements and for the review of the Company’s financial information included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2011 are $34,500.  The aggregate fees, including expenses, billed by Paritz in connection with the review of the Company’s financial information included in the Company’s quarterly reports on Form 10-Q filed during the fiscal year ending December 31, 2011 were $6,000.

Audit Related Fees: No audit related fees were billed to the Company by Paritz in 2011.

Tax Fees: The aggregate fees, including expenses, billed by Paritz in connection with the preparation of income tax returns for the Company during fiscal year ended December 31, 2011 were $2,900.

All Other Fees: There were no other fees billed to the Company by Paritz during 2011.

The hours expended on Paritz’ engagement to audit the Company’s financial statements for 2011 that were attributed to work performed by persons other than full-time permanent employees of Paritz was not greater than 50% of the total hours expended.

Year ended December 31, 2010
Audit Fees:  The aggregate fees, including expenses, billed by Paritz in connection with the audit of the Company’s consolidated financial statements and for the review of the Company’s financial information included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2010 were $21,500.  The aggregate fees, including expenses, billed by Paritz in connection with the review of the Company’s financial information included in the Company’s quarterly reports on Form 10-Q filed during the fiscal year ending December 31, 2010 were $6,000.

Audit Related Fees: No audit related fees were billed to the Company by Paritz in 2010.

Tax Fees: The aggregate fees, including expenses, billed by Paritz in connection with the preparation of income tax returns for the Company during fiscal year ended December 31, 2010 were $2,800.

All Other Fees: There were no other fees billed to the Company by Paritz during 2010.

The hours expended on Paritz’ engagement to audit the Company’s financial statements for 2010 that were attributed to work performed by persons other than full-time permanent employees of Paritz was not greater than 50% of the total hours expended.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approved all non-audit work performed by the Company’s principal accountant, specifically, the preparation of income tax returns for the Company.

Item 15.  EXHIBITS

The following exhibits are filed as part of this report:

(a) Exhibits

3.1	Articles of Incorporation of Kent Financial Services, Inc. (1)

3.2	Bylaws of Kent Financial Services, Inc. (1)

10.1	Employment Agreement, dated December 7, 2011 by and between Kent Financial Services, Inc. and Paul O. Koether. (3)**

10.2	Employment Agreement, dated July 1, 2011 by and between Kent Financial Services, Inc. and Bryan P. Healey. (4)**

10.3	Kent Financial Services 2005 Stock Option Plan, Form of Incentive Stock Option and Form of Non-Qualified Stock Option. (5)

21	Subsidiaries*

31.1	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002*

32	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002*

101.ins	XBRL Instance Document*
101.xsd	XBRL Taxonomy Extension Schema Document*
101.cal	XBRL Taxonomy Extension Calculation Linkbase Document*
101.def	XBRL Taxonomy Extension Definition Linkbase Document*
101.lab	XBRL Taxonomy Extension Label Linkbase Document*
101.pre	XBRL Taxonomy Extension Presentation Linkbase Document*
 ___________________
*	Filed herewith.
**	Compensatory Plan

(1)	Filed as an exhibit to the Company’s Form 8-K filed on December 20, 2006, and incorporated herein by reference.
(2)	Filed as an exhibit to the Company’s Form 8-K filed on March 2, 2009, and incorporated herein by reference.
(3)	Filed as an exhibit to the Company’s Form 8-K filed on December 7, 2011, and incorporated herein by reference.
(4)	Filed as an exhibit to the Company’s Form 8-K filed on June 14, 2011, and incorporated herein by reference.
(5)	Filed as an exhibit to the Company’s Form 8-K filed on December 2, 2005, and incorporated herein by reference.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KENT FINANCIAL SERVICES, INC.

Dated: March 20, 2012	BY	/s/ Bryan P. Healey
Bryan P. Healey
Chairman of the Board and Director
(Principal Executive Officer)

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: March 20, 2012	/s/ Bryan P. Healey
Bryan P. Healey
Chairman of the Board, Chief Financial Officer and Director
(Principal Executive Officer, Principal Financial and Accounting Officer)

Dated: March 20, 2012	/s/ Diarmuid F. Boran
Diarmuid F. Boran
Director

Dated: March 20, 2012	/s/ Casey K. Tjang
Casey K. Tjang
Director

Appendix I

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-Q

[X]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended:  September 30, 2012

OR

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from: ________ to ________.

Commission File No.: 1-7986

Kent Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Nevada	75-1695953
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7501 Tillman Hill Road, Colleyville, Texas 76034
(Address of principal executive offices)

(682) 738-8011
(Registrant's telephone number)

Indicate by check mark whether the registrant(1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes    X      No  _____

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files.)  Yes    X      No  _____

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check One)
Large accelerated filer             Accelerated filer             Non-accelerated filer             Smaller reporting company   X

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes                 No    X

State the number of shares outstanding of each of the issuer's classes of common equity as of the latest practicable date:  As of October 31, 2012, the issuer had 2,693,941 shares of its common stock, par value $.10 per share, outstanding.

KENT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
FORM 10-Q
For The Quarterly Period Ended September 30, 2012

2

PART I   -FINANCIAL INFORMATION

Item 1.  -  Financial Statements

KENT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	September 30, 2012 (Unaudited)	December 31, 2011
ASSETS

Cash and cash equivalents	$1,414,010	$1,560,021
Marketable securities	481	8,835
Accounts receivable	106,971	116,855
Prepaid expenses and other current assets	15,352	18,432
Real estate assets:
Land	1,280,000	1,280,000
Building and improvements (net of accumulated depreciation of $202,225 and $103,103)	1,457,454	1,556,577
Intangible assets (net of accumulated amortization of $422,695 and $215,506)	1,731,801	1,938,990
Other assets	21,000	21,000

Total assets	$6,027,069	$6,500,710

LIABILITIES

Accounts payable and accrued expenses	$210,760	$255,025
Below market lease value acquired (net of accumulated amortization of $98,099 and $50,015)	671,076	719,160
Accrued post employment obligations	864,000	864,000

Total liabilities	1,745,836	1,838,185

EQUITY

Kent Financial Services shareholders' equity
Preferred stock without par value; 500,000 shares authorized; none outstanding	-	-
Common stock, $.10 par value; 8,000,000 shares authorized; 2,697,008 and 2,750,700 shares issued and outstanding	269,394	275,070
Additional paid-in capital	12,380,775	12,440,796
Accumulated deficit	(8,364,608)	(8,030,367
Accumulated other comprehensive loss	(4,328)	(22,974

Total equity	4,281,233	4,662,525

Total liabilities and equity	$6,027,069	$6,500,710

See accompanying notes to consolidated financial statements

3

KENT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Revenues:
Rental Income	$202,761	$202,761	$607,933	$426,911
Tenant reimbursement	15,494	2,157	46,282	4,803
Interest on mortgage loan		4,641		10,531
Other income	8,224	6,977	55,145	24,085

Total revenues	226,479	216,536	709,360	466,330

Expenses:
Operating and maintenance expenses	62,083	66,515	187,951	133,809
Property taxes and insurance	31,231	18,776	93,717	39,613
General and administrative	142,817	226,483	439,715	735,407
Depreciation and amortization	102,850	102,850	306,312	215,760

Total expenses	338,981	414,624	1,027,695	1,124,589

Loss from operations	(112,502)	(198,088)	(318,335)	(658,259)

Other income
Interest and dividend revenue	1,003	261	1,003	4,160
Investing gains (losses)	(16,562)		(16,562)
Gain on repayment of mortgage		3,608		3,608

Loss before income taxes	(128,061)	(194,219)	(333,894)	(650,491)
Provision for income tax expense			(347)	(398)

Net loss	(128,061)	(194,219)	(334,241)	(650,889)

Add: net loss attributable to noncontrolling interest		63,566		176,856

Net loss attributable to Kent Financial Services shareholders'	(128,061)	(130,653)	(334,241)	(474,033)

Other comprehensive income (loss):
Unrealized gain (loss) on available for sale securities	(69)	160	46	(582)
Reclassification adjustment for losses included in net loss	22,200		18,600

Comprehensive loss	$(105,930)	$(130,493)	$(315,595)	$(474,615)

Basic and diluted net loss per common share:	$(0.05)	$(0.05)	$(0.12)	$(0.17)

Weighted average number of common shares outstanding	2,696,294	2,759,074	2,709,258	2,759,074

See accompanying notes to consolidated financial statements

4

KENT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
	Nine Months Ended
	September 30,
	2012	2011
Cash flows from operating activities:
Net loss	$(334,241)	$(474,033)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	306,312	215,760
Amortization of below market rate lease	(48,084)	(33,870)
Minority interest in subsidiaries losses		(176,856)
Net loss on sale of marketable securities	16,562
Changes to operating assets and liabilities:
Change in accounts receivable	9,884	(63,426)
Change in prepaid expenses and other current assets	3,080	(16,053)
Change in accounts payable and accrued expenses	(44,265)	89,738

Net cash used in operating activities	(90,752)	(458,740)

Cash flows from investing activities:
Mortgage loan made		(321,290)
Repayment of mortgage loan		321,290
Purchases of marketable securities	(59,001)
Sales of marketable securities	69,439
Acquisition of land, buildings and improvements including intangible assets, and net of below market leases acquired		(4,325,000)

Net cash provided by (used in) investing activities	10,438	(4,325,000)

Cash flows from financing activities:
Repurchase of common stock	(65,697)

Net cash used in financing activities	(65,697)	-

Net decrease in cash and cash equivalents	(146,011)	(4,783,740)
Cash and cash equivalents at beginning of period	1,560,021	10,514,981

Cash and cash equivalents at end of period	$1,414,010	$5,731,241

Supplemental disclosure of cash flow information:
Cash paid for:
Taxes	$347	$398

See accompanying notes to consolidated financial statements.

5

KENT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (UNAUDITED)

NOTE 1 - Basis of Presentation

The accompanying unaudited consolidated financial statements of Kent Financial Services, Inc. and subsidiaries (the "Company") reflect all material adjustments consisting of only normal recurring adjustments which, in the opinion of management, are necessary for a fair presentation of results for the interim periods.  Certain information and footnote disclosures required under accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although the Company believes that the disclosures are adequate to make the information presented not misleading.  These consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  Estimates that are particularly susceptible to change include assumptions used in determining the fair value of securities owned and non-readily marketable securities.

The results of operations for the three and nine months ended September 30, 2012 are not necessarily indicative of the results to be expected for the entire year or for any other period.

NOTE 2 - Principles of Consolidation

The consolidated financial statements include the accounts of Kent Financial Services, Inc. (the “Company”, “Kent”, “we” or “our”) and the consolidated accounts of Kent’s wholly owned subsidiary, Kent International Holdings, Inc., (“Kent International”) and its subsidiaries Kent Capital, Inc. (“Kent Capital”) and Kent Texas Properties, LLC (“KTP”).  Intercompany balances and transactions between the Company and its subsidiaries have been eliminated.

NOTE 3 – Business

The Company’s business is operating as a real estate corporation through its wholly owned subsidiary, Kent International.

Kent International is operating as a full service real estate corporation that owns and operates an income producing property.  We will look to opportunistically acquire additional properties, primarily in the Dallas/Fort Worth area; however, we will not limit our search to that market.  Alternatively, management will also continue to pursue other acquisition opportunities that offer potentially profitable uses for the Company’s available capital.

Kent International’s general investment strategy shall be to make investments in real properties that offer attractive current yields with, in some cases, potential for capital appreciation.  We may buy these properties directly, through joint ventures, or as general partner in limited partnerships utilizing funds raised from accredited investors.

6

In 2009 Kent International’s subsidiary, Kent Capital, Inc., registered with the Financial Industry Regulatory Authority (FINRA), as a securities broker-dealer.  To date, Kent Capital, Inc. has not produced any revenue.

The Company does not expect that these activities will generate any significant revenues for an indefinite period as these efforts are in their early stages.  As a result, these programs may produce significant losses until such time as meaningful revenues are achieved.

NOTE 4 – Summary of Significant Accounting Policies

Acquisitions

Upon acquisition of wholly-owned properties or joint venture investments that are less than wholly-owned, but which we control or for which we are the primary beneficiary, the assets and liabilities purchased are recorded at their fair market value at the date of the acquisition using the acquisition method in accordance with FASB ASC Topic 805 Business Combinations.  We recognize the net tangible and identified intangible assets based on fair values (including land, buildings, tenant improvements, acquired above and below market leases and the origination cost of acquired in-place leases) and acquired liabilities. The intangible assets recorded are amortized over the weighted average lease lives. We identify any above or below market leases or customer relationship intangibles that exist at the acquisition date. We recognize mortgages and other liabilities at fair market value at the date of the acquisition. We utilize an independent appraiser to assess fair value based on estimated cash flow projections for the tangible assets acquired that utilize discount and capitalization rates deemed appropriate and available market information. We expense acquisition costs as incurred.

Revenue Recognition

Rental income is recognized when earned.  As our lease with the General Services Administration provides for the payment of monthly rental in arrears, a receivable is recorded at the end of each month for the previous month’s rent.  Any above or below market leases acquired are amortized over the lease lives and recorded as an increase or decrease to rental revenue.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred.  Significant improvements, renovations and replacements are capitalized.

Property and Depreciation

Land, buildings and amenities are stated at cost.  Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which are generally 5-30 years for land improvements, 7-30 years for buildings and improvements and 5-30 years for amenities.  Tenant improvements are generally depreciated over the life of the initial or renewal term of the respective tenant lease.

FASB ASC Topic 360 Property, Plant and Equipment specifies circumstances in which certain long-lived assets must be reviewed for impairment.  If the carrying amount of an asset exceeds the sum of its expected future cash flows, the asset’s carrying value must be written down to fair value.  In determining the value of an investment property and whether the investment property is impaired, management considers several factors such as projected rental and vacancy rates, property operating expenses, capital expenditures and interest rates.  The capitalization rate used to determine property valuation is based on the market in which the investment property is located, length of leases, tenant financial strength, the economy in general, demographics, environment, property location, visibility, age and physical condition among others.  All of these factors are considered by management in determining the value of any particular investment property.  The value of any particular investment property is sensitive to the actual results of any of these factors, either individually or taken as a whole. If the actual results differ from management’s judgment, the valuation could be negatively or positively affected.

7

NOTE 5 - Securities Owned

Marketable securities owned as of September 30, 2012 and December 31, 2011, comprised mainly of portfolio positions (equity securities) held for capital appreciation, consisted of the following:
		September 30, 2012		December 31, 2011
	Percent Owned	Estimated Fair Value	Losses in Accumulated Other Comprehensive Income	Estimated Fair Value	Losses in Accumulated Other Comprehensive Income

GolfRounds.com, Inc.				$8,400	$18,600
All other equity securities	N/A	$481	$4,328	435	4,374

		$481	$4,328	$8,835	$22,974

In 2011, an unrealized loss of $18,600 was included in the Company’s financial statements related to its ownership of shares in GolfRounds.com, Inc.  In August 2012, the Company sold its GolfRounds.com, Inc. shares and incurred a realized loss of $17,607.  Related reclassification adjustments were made to other comprehensive income (loss) of $22,200 and $18,600 for the three and nine month periods ending September 30, 2012, respectively, to avoid double counting.

The Company follows FASB accounting guidance for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements on a recurring basis.  It defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The guidance establishes a framework for measuring fair value and expands disclosures about fair value measurements.  The valuation techniques required are based upon observable and unobservable inputs.  Observable input reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s market assumptions.  These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

8

Level 3 - Significant inputs to the valuation model are unobservable.

All of the Company’s marketable securities are Level 2 type assets.  Among the observable inputs considered by management in determining fair value of thinly traded portfolio positions are the financial condition, asset composition and operating results of the issuer, the long-term business potential of the issuer and other factors generally pertinent to the valuation of investments, including the analysis of the valuation of comparable companies.

NOTE 6 – Real Estate and Related Assets

Real estate assets together with real estate related intangible assets and liabilities as of September 30, 2012 consisted of:
	Cost	Useful Life	Accumulated Depreciation / Amortization	Net Book Value

Land	$1,280,000			$1,280,000
Buildings	1,130,292	20	$86,493	1,043,799
Improvements	529,387	7	115,732	413,655

Subtotal real estate assets	2,939,679		202,225	2,737,454

Real estate related intangible assets:
Leases in place value	1,624,052	7	355,043	1,269,009
Unamortized tenant improvement allowances	530,444	12	67,652	462,792

	2,154,496		422,695	1,731,801

	$5,094,175		$624,920	$4,469,255

Below market lease value acquired	$(769,175)	12	$(98,099)	$(671,076)

Depreciation and amortization expense was $102,850 and $306,312 for the three and nine months ended September 30, 2012, respectively. $16,145 and $48,084 in capitalized below market rents were amortized as an increase to rental income during the three and nine months ended September 30, 2012, respectively.

The Property is 100% leased to the General Services Administration (GSA) of the United States pursuant to a lease dated January 9, 2006.  The initial term of the GSA lease runs from January 18, 2008 until January 18, 2018 with an optional five year renewal period from January 2018 to January 2023.  The base rent during the initial term is $746,464 annually and includes a provision of $123,099 annually for the reimbursement of tenant improvement allowances.  The base rent during the renewal term is $623,365. Although the Company is responsible for Property operating expenses, the lease includes a provision for reimbursement of certain operating expenses that exceed a baseline.  This base is subject to annual adjustment on March 1st of each year based on the Cost of Living Index (COLI).  The operating expense base was adjusted on March 1, 2012 resulting in an annual increase to the provision for reimbursement in the amount of $6,281.

9

NOTE 7 - Capital Stock Activity

Dividends

No dividends were declared or paid during the three months ended September 30, 2012.

Common Stock Repurchases

In August 2004, the Board of Directors approved a plan to repurchase up to 200,000 shares of the Company’s common stock at prices deemed favorable in the open market or in privately negotiated transactions subject to market conditions, the Company’s financial position and other considerations.  In December 2011, the Board of Directors approved an increase in the amount of shares available to repurchase under the plan from 64,769 shares to 250,000 shares.  This program has no expiration date.  3,067 and 56,759 shares were repurchased in the three and nine month periods ending September 30, 2012, respectively.  No shares were repurchased during the three and nine month periods ending September 30, 2011.  As of September 30, 2012, 184,867 shares remained authorized for repurchase under the program.

NOTE 8 - Net Income (Loss) Per Share

Basic income (loss) per share includes the weighted average number of common shares outstanding during the year.  Diluted income (loss) per share includes the weighted average number of shares outstanding and dilutive potential common shares, such as warrants and options.  The Company had no common stock options or warrants outstanding at September 30, 2012 and 2011.

NOTE 9 - Stock Option Plans

On November 25, 2005, shareholders of the Company approved the 2005 Stock Option Plan making a total of 400,000 common stock options available for issuance.  The Company did not record stock-based compensation expense for the three and nine month periods ending September 30, 2012 and 2011, as no options were earned during these periods.  At September 30, 2012, the Company had no common stock options outstanding.

NOTE 10 - Related Party Transactions

The Company and its consolidated subsidiaries reimburse an affiliate, Bedminster Management Corp., for the allocated direct cost of group health insurance and office supplies.  These reimbursements were $22,350 and $62,388 for the three and nine months ended September 30, 2012, respectively and $17,825 and $59,151 in the three and nine months ended September 30, 2011, respectively.

NOTE 11 – Net Operating Loss Carryforwards

As of December 31, 2011, the Company had approximately $3.348 million of net operating loss carryforwards (“NOL”) for income tax purposes.  In addition, Kent International had approximately $20.68 million of NOL and $67,432 of research and development and foreign tax credit carryforwards available to offset future federal income tax, subject to limitations for alternative minimum tax.  The NOL’s and tax credit carryforwards expire in various years from 2012 through 2025.  The Company’s and Kent International’s use of operating loss carryforwards and tax credit carryforwards is subject to limitations imposed by the Internal Revenue Code.  Management believes that the deferred tax assets as of September 30, 2012 do not satisfy the realization criteria and has recorded a valuation allowance for the entire net tax asset.  By recording a valuation allowance for the entire amount of future tax benefits, the Company has not recognized a deferred tax benefit for income taxes in its statements of operations.

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NOTE 12 - Kent International Holdings Going Private Transaction

Until December 7, 2011, the Company’s wholly owned subsidiary, Kent International was a publicly traded company, trading on the OTC Pink Market under the ticker symbol “KNTH.PK”.  On August 22, 2011, Kent International filed a Schedule 14C Preliminary Information Statement with the United States Securities and Exchange Commission (the “SEC”) in connection with a “going private” transaction.  The transaction involved an amendment to Kent International’s Articles of Incorporation to affect a one-for-950,000 reverse stock split.  Fractional shares resulting from the reverse split were redeemed by Kent International for cash consideration of $2.50 per pre-split share.  The transaction, completed on December 7, 2011, resulted in Kent owning 100% of Kent International.  Kent International paid $4,138,720 to redeem the fractional shares owned by the minority shareholders as a result of the reverse split.

NOTE 13 – Subsequent Events

Subsequent events were evaluated through the date the financial statements were issued.

Item 2.  -   Management's Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis should be read in conjunction with the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, of Kent Financial Services, Inc. (the “Company”, “Kent”, “we” or “our”) as well as the Company’s financial statements and notes thereto included elsewhere in this Quarterly Report on Form 10-Q.  Statements in this report relating to future plans, projections, events or conditions are forward-looking statements.  Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those described.  The Company expressly disclaims any obligation or undertaking to update these statements in the future.

Business Activities

Kent Financial Services, Inc.’s (“Kent” or the “Company”) business is operating as a real estate corporation through its wholly owned subsidiary, Kent International Holdings, Inc. (“Kent International”).  Kent was formed in 1988 as a Delaware corporation and reincorporated in Nevada in 2006 by a merger into a newly formed, wholly owned Nevada subsidiary with the same name that was the surviving corporation of the merger.

Commencing with the purchase of the land and improvements located at 4211 Cedar Springs Road in Dallas, Texas (the “Property”), Kent International began operating as a full service real estate corporation that owns and operates an income producing property.  We will look to opportunistically acquire additional properties, primarily in the Dallas/Fort Worth area; however, we will not limit our search to that market.  We may compete for these opportunities with small private real estate companies and investors.  Alternatively, management will also continue to pursue other acquisition opportunities that offer potentially profitable uses for the Company’s available capital.

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The Company’s general investment strategy shall be to make investments in real properties that offer attractive current yields with, in some cases, potential for capital appreciation.  We may buy these properties directly, through joint ventures, or as general partner in limited partnerships utilizing funds raised from accredited investors.  The current economic climate and Kent’s limited cash on hand together with a restriction in credit available to would be purchasers of commercial real estate may hinder Kent International’s efforts to acquire properties at favorable prices.

Additionally, the Kent International’s wholly owned subsidiary, Kent Capital, Inc. (“Kent Capital”), is a securities broker-dealer.  Kent Capital’s membership agreement with the Financial Industry Regulatory Authority (FINRA) allows it to operate under two business lines; Private Placements and Real Estate Syndication.  Kent Capital has not yet generated any revenue.

Results of Operations

The Company had a net loss of $128,061, or $.05 basic and fully diluted loss per share, for the quarter ended September 30, 2012, compared to a net loss of $130,653, or $0.05 basic and fully diluted loss per share, for the quarter ended September 30, 2011.  For the nine months ended September 30, 2012 the Company had a net loss of $334,241, or $.12 basic and fully diluted loss per share, compared to a net loss of $474,033, or $0.17 basic and fully diluted loss per share, for the nine months ended September 30, 2011.  The decreases in the net losses were caused by a combination of:

•	the reduction of general and administrative expenses,
•	increased gross profit from the Property, which was owned for the full nine months ended September 30, 2012 but only acquired on and owned after March 31, 2011, and
•	increase in other income attributable to administrative fees paid by an unaffiliated investment partnership.

Property Revenues

The Property located at 4211 Cedar Springs Road generated $202,761 in rental income and $15,494 in expense reimbursements during the three months ended September 30, 2012, compared to $202,761 in rental income and $2,157 in expense reimbursements for the three months ended September 30, 2011.  For the nine months ended September 30, 2012, the Property generated $607,933 in rental income and $46,282 in expense reimbursements.  During the period from March 22, 2011, when we acquired the Property, to September 30, 2011 the Property generated $426,911 in rental income and $4,803 in expense reimbursements.  The initial term of the GSA lease runs until January 18, 2018 with an optional five year renewal period from January 2018 to January 2023.  The base rent during the initial term is $746,464 annually and includes a provision of $123,099 annually for the reimbursement of tenant improvement allowances.  The base rent during the renewal term is $623,365.

The lease rate includes an operating expense base of $187,206 annually (excluding property taxes) and a real estate tax base of $70,189.  The base year operating expenses are adjusted annually via the Cost of Living Index (COLI) and the GSA is responsible for any increases over the adjusted base year expenses.  The bulk of the $44,125 increase in expense reimbursements for the nine month period reflects the increase in property taxes which are subject to reimbursement.  Based upon 2012 actual property taxes and the operating expense base adjustment on March 1, 2012, this calculation is expected to generate an expense reimbursement of approximately $61,000 in 2012, compared to $54,028 in 2011.

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Interest on Mortgage Loan

The Company recorded $4,641 and $10,531 in interest on mortgage loans receivable in the three and nine months ended September 30, 2011, respectively.  The real estate note was for a maximum term of twenty-six (26) months and was structured as an interest only, participating mortgage with no prepayment penalty.  The stated interest rate was ten percent (10%) for the first fourteen (14) months and twelve percent (12%) for the final twelve (12) months of the term.

On August 19, 2011 the mortgage was repaid in full and the lien released.

Other Revenues

For the three months ended September 30, 2012, other income increased to $8,224 from $6,977 for the three months ended September 30, 2011.  Other income increased to $55,145 for the nine months ended September 30, 2012, from $24,085 for the nine months ended September 30, 2011, caused primarily by the increase in administrative fees paid by an un-affiliated investment partnership.  These administrative fees fluctuate based on the performance of the investment partnership and; therefore, are unpredictable

Interest and dividend income increased to $1,003 for the three months ended September 30, 2012, from $261 for the three months ended September 30, 2011.  Interest and dividend income decreased to $1,003 for the nine months ended September 30, 2012, from $4,160 for the nine months ended September 30, 2011.  The fluctuations for the periods were caused primarily by the decrease in cash and cash equivalents available for investment after the acquisition of the Property and to a lesser extent by the low interest rates on 90 day U.S. Treasury Bills.

General and Administrative Expenses

General and administrative expenses were $142,817 and $439,715 in the three and nine months ended September 30, 2012, respectively, compared to $226,483 and $735,407 in the three and nine months ended September 30, 2011, respectively. The amounts represented decreases of $83,666 and $295,692 or 37% and 40%, respectively for the three and nine month periods.  Significant decreases included $50,873 in salaries and related payroll expenses, $28,000 in combined directors’ fees for both Kent and Kent International, $10,000 in audit and review fees, $20,625 in amortized NASDAQ listing fees, and $43,200 related to the 2011 increase in the accrual for post-employment obligations.  The Company also incurred approximately $13,329 in travel, consulting and due diligence expenses related to the exploration of other potential transactions during the current year to date, as compared to the approximately $77,552 in consulting, due diligence and closing expenses related to the acquisition of the Property and the exploration of other potential transactions incurred in the nine months ended September 30, 2011.

Property Expenses

Kent International incurred $196,164 in expenses related to the operations of the Property during the quarter ended September 30, 2012.  These expenses included $31,231 in property taxes and insurance and $102,850 in depreciation and amortization expense.  During the nine months ended September 30, 2012, Kent International incurred $597,980 in expenses related to the operations of the Property including $93,717 in property taxes and insurance and $306,312 in depreciation and amortization expense.  Other major expense categories include utilities (electricity, water, sewer, trash removal, and telephone), building maintenance (HVAC, plumbing, window washing, elevator and janitorial), and grounds maintenance (landscaping and irrigation).  We cannot be certain that the expenses we incur in operating the Property will not increase.  Kent International incurred $188,141 in expenses related to the operations of the Property during the quarter ended September 30, 2011 including $18,776 in property taxes and insurance and $102,850 in depreciation and amortization expense.  During the period from March 22, 2011, when we acquired the Property, to September 30, 2011, Kent International incurred $389,182 in expenses related to the operations of the Property including $39,613 in property taxes and insurance and $215,760 in depreciation and amortization expense.

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The GSA lease includes provisions for expense reimbursements of baseline expenses as adjusted by the COLI.  Significant expenses that are not explicitly subject to reimbursement by the GSA are property insurance, alarm monitoring, telephone, and management fees.  As the provision of all of these services is subject to intense competition, we do not anticipate meaningful increases.

Expenses such as electricity, water, cleaning, trash removal and landscaping are subject to GSA reimbursement to the extent that they increase, in the aggregate, above the baseline of $187,206 fixed in the GSA lease.  Although most of these expenses have not materially increased in recent years, electricity billing rates are very volatile and may increase well in excess of the COLI in any given year.  This base is subject to annual adjustment on March 1st of each year based on the Cost of Living Index (COLI).  The operating expense base was adjusted on March 1, 2012 resulting in an annual increase to the provision for reimbursement in the amount of $6,281.

Kent International has entered into various service contracts in conjunction with the acquisition of the Property including a temporary management contract, elevator, landscaping and HVAC maintenance, janitorial services, alarm monitoring, and waste removal.  These contracts include termination provisions and are not considered long term obligations.

Liquidity and Capital Resources

At September 30, 2012, the Company had cash and cash equivalents of $1,414,010.  Cash and cash equivalents consist of cash held in banks and brokerage firms and U.S. Treasury bills with a maturity of 3 months or less.  Working capital at September 30, 2012 was approximately $1.326 million. Although the Company does not have any established banking relationships or other sources of liquidity, management believes its cash and cash equivalents are sufficient for its business activities for at least the next 12 months.

Net cash of $90,752 was used in operations for the nine months ended September 30, 2012, a decrease of $367,988 from the $458,740 used in operations for the nine months ended September 30, 2011.  Net cash used in operations for the periods was the result of the net losses for the periods coupled with the changes in operating assets and liabilities.  The decrease in net cash used in operations was largely the result of the decrease in our net loss together with cash flow generated by the operation of the Property.

$10,438 was generated by the net purchases and sales of marketable securities during the nine months ended September 30, 2012.  The Company utilized $4,325,000 during the nine months ending September 30, 2011 for the acquisition of the Property (exclusive of due diligence and closing costs) located at 4211 Cedar Springs Road, Dallas, Texas.  Additionally, the Company utilized $321,290 during the nine months ending September 30, 2011 to provide a first mortgage loan to a non-affiliated real estate investor secured by residential real estate.  The Company received $321,290 during the nine months ended September 30, 2011 representing the repayment of the first mortgage loan.  As of September 30, 2012, the Company had no commitments for capital expenditures.

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$65,697 was utilized for the repurchase of 56,759 shares of common stock during the nine months ended September 30, 2012.  There were no cash flows from financing activities reported during the nine month period ending September 30, 2011.

Other Disclosures

On August 4, 2012, Kent Capital, Inc. entered into an amended membership agreement with the Financial Industry Regulatory Authority (FINRA).  The amendment removed “Trading Securities for Our Own Account” from the authorized lines of business and reduced the Company’s net capital requirement from $100,000 to $5,000.

ITEM 3.   Quantitative and Qualitative Disclosure About Market Risk.

Not Applicable.

ITEM 4. -   Controls and Procedures

As of the end of the period covered by this report, the Company carried out, under the supervision and with the participation of the Company’s management, including its Chief Executive Officer and Chief Financial Officer, an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934) in ensuring that information required to be disclosed by the Company in its reports is recorded, processed, summarized and reported within the required time periods.  In carrying out that evaluation, management identified a material weakness (as defined in Public Company Accounting Oversight Board Standard No. 2) in our internal control over financial reporting.

The material weakness identified by Management consisted of inadequate staffing and supervision within the bookkeeping and accounting operations of our company.  The relatively small number of employees who have bookkeeping and accounting functions prevents us from segregating duties within our internal control system.  The inadequate segregation of duties is a weakness because it could lead to the untimely identification and resolution of accounting and disclosure matters or could lead to a failure to perform timely and effective reviews.  However, as there has been no instance in which the company failed to identify or resolve a disclosure matter or failed to perform a timely and effective review, management determined that the addition of personnel to our bookkeeping and accounting operations is not an efficient use of our resources at this time.

Accordingly, based on his evaluation of our disclosure controls and procedures as of September 30, 2012, the Company’s Chief Executive and Financial Officer concluded that, as of that date, the Company’s controls and procedures were not effective for the purposes described above.

There was no change in the Company’s internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934) during the quarter ended September 30, 2012 that has materially affected or is reasonably likely to materially affect the Company’s internal control over financial reporting.

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PART II  -  OTHER INFORMATION

ITEM 1. -   Legal Proceedings

None.

ITEM 1A.   Risk Factors

There has been no material change from the risk factors disclosed in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2011.

ITEM 2. -  Unregistered Sales of Equity Securities and Use of Proceeds

ISSUER PURCHASES OF EQUITY SECURITIES
(COMMON STOCK-AUGUST 2004 REPURCHASE PLAN) (1)

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
July 1, 2012 - July 31, 2012			-	187,934
August 1, 2012 - August 31, 2012	903	$ 1.23	903	187,031
September 1, 2012 - September 30, 2012	2,164	$ 1.21	2,164	184,867
Total	3,067	$ 1.22	3,067	184,867

(1)
In August 2004, the Board of Directors approved a plan to repurchase up to 200,000 shares of the Company’s common stock. In December 2011, the Board of Directors approved an increase in the amount of shares available to repurchase under the plan from 64,769 shares to 250,000 shares.  This plan has no expiration date.

ITEM 3. -  Defaults Upon Senior Securities

None.

ITEM 4. -  Mine Safety Disclosures

Not Applicable

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ITEM 5. -   Other Information

None.

ITEM 6. -   Exhibits

(a)	Exhibits

	3.1	Bylaws of the Registrant, as amended. (l)

	3.2(a)	Articles of Incorporation of Registrant, as amended (including certificate of stock designation for $2.575 Cumulative Convertible Exchangeable Preferred Stock). (2)

	3.2(b)	Certificate of Amendment to Certificate of Incorporation. (3)

	3.2(c)	Certificate of Amendment to Certificate of Incorporation dated September 26, 1991. (4)

	10.1	Employment Agreement dated June 13, 2011 by and between Kent Financial Services, Inc. and Paul O. Koether. (5) **

	10.2	Employment Agreement dated June 13, 2011 by and between Kent Financial Services, Inc. and Bryan P. Healey. (6) **

	10.3	Membership agreement between Kent Capital, Inc. and the Financial Industry Regulatory Authority

	31.1	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	32	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

	101.INS	XBRL Instance*

	101.SCH	XBRL Schema*

	101.CAL	XBRL Calculation*

	101.DEF	XBRL Definition*

	101.LAB	XBRL Label*

	101.PRE	XBRL Presentation*

(1)	Incorporated by reference to Texas American Energy Corporation Registration Statement, as amended, on Form S-l, No. 33-11109.
(2)	Incorporated by reference to Texas American Energy Corporation Form 10-K, for the fiscal year ended December 31, 1984.
(3)	Incorporated by reference to Texas American Energy Corporation Form 10-K for the fiscal year ended December 31, 1987.
(4)	Incorporated by reference to Kent Financial Services, Inc. Form 10-Q for the quarter ended September 30, 1991.
(5)	Incorporated by reference to Kent Financial Services, Inc. Form 8-K filed on December 7, 2011.
(6)	Incorporated by reference to Kent Financial Services, Inc. Form 8-K filed on June 14, 2011.

*
The XBRL related information in Exhibit 101 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

**	Compensatory Plan

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SIGNATURES

In accordance with the requirements of the Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KENT FINANCIAL SERVICES, INC.

Dated: November 9, 2012	By: /s/ Bryan P. Healey
Bryan P. Healey
Chairman of the Board
(Principal Executive Officer, Principal Financial
and Accounting Officer)

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